EXHIBIT 10.68

                      $4,000,000 Revolving Credit Facility
                              $1,000,000 Term Loan
                    $500,000 Equipment Acquisition Term Loan



                          REVOLVING CREDIT, TERM LOAN,
                        EQUIPMENT ACQUISITION TERM LOAN,
                             AND SECURITY AGREEMENT

                                     between

                         ADVANCED NUTRACEUTICALS, INC.,
                        BACTOLAC PHARMACEUTICAL INC., and
                           ANI PHARMACEUTICALS, INC.,
                                  as Borrowers
                                       and




                           CAPITALSOURCE FINANCE LLC,
                               as Agent and Lender







                                   Dated as of
                                 March 21, 2003





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                                Table of Contents
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I.    DEFINITIONS............................................................1

      1.1      General Terms.................................................1

II.   LOANS, PAYMENTS, AND INTEREST AND COLLATERAL...........................2

      2.1      The Revolving Facility........................................2

      2.2      The Revolving Notes; Maturity.................................2

      2.3      Interest on the Revolving Notes...............................3

      2.4      Revolving Facility Disbursements; Requirement to
               Deliver Borrowing Certificate.................................3

      2.5      Collections; Repayment; Borrowing and Lockbox.................4

      2.6      Term Loan; Term Notes.........................................5

      2.7      Interest on Term Loan.........................................5

      2.8      Repayment of Term Loan; Maturity..............................5

      2.9      Equipment Acquisition Term Loan...............................6

      2.10     Interest on the Equipment Acquisition Term Notes..............7

      2.11     Repayment of Equipment Acquisition Term Loan; Maturity........7

      2.12     Promise to Pay; Manner of Payment.............................8

      2.13     Repayment of Excess Advances..................................8

      2.14     Other Mandatory Prepayments...................................8

      2.15     Payments by Agent.............................................9

      2.16     Grant of Security Interest; Collateral........................9

      2.17     Collateral Administration....................................11

      2.18     Power of Attorney............................................12

      2.19     Notes........................................................13

      2.20     Replacement of Lost Notes....................................13

      2.21     Right of First Refusal.......................................14

III.  FEES AND OTHER CHARGES................................................14

      3.1      Commitment Fee...............................................14

      3.2      Unused Line Fee..............................................14

      3.3      Collateral Management Fee....................................14

      3.4      Early Termination Fee........................................15

      3.5      Computation of Fees; Lawful Limits...........................15

      3.6      Default Rate of Interest.....................................15

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      3.7      Acknowledgement of Joint and Several Liability,
               Cross-Guaranty and Contribution Rights;
               Guaranty Enforcement.........................................16

IV.   CONDITIONS PRECEDENT..................................................19

      4.1      Conditions to Initial Advance, Funding the Term
               Loan and Closing.............................................19

      4.2      Conditions to Each Advance and Funding of the Term Loan......22

V.    REPRESENTATIONS AND WARRANTIES........................................23

      5.1      Organization and Authority...................................23

      5.2      Loan Documents and Acquisition Documents.....................24

      5.3      Subsidiaries, Capitalization and Ownership Interests.........24

      5.4      Properties...................................................25

      5.5      Other Agreements.............................................25

      5.6      Litigation...................................................25

      5.7      Hazardous Materials..........................................26

      5.8      Tax Returns; Governmental Reports............................26

      5.9      Financial Statements and Reports.............................26

      5.10     Compliance with Law; Business................................26

      5.11     Intellectual Property........................................27

      5.12     Licenses and Permits; Labor..................................27

      5.13     No Default; Solvency.........................................28

      5.14     Disclosure...................................................28

      5.15     Existing Indebtedness; Investments, Guarantees and
               Certain Contracts............................................28

      5.16     Affiliated Agreements........................................29

      5.17     Insurance....................................................29

      5.18     Names; Location of Offices, Records and Collateral;
               Deposit Accounts and Investment Property.....................29

      5.19     Non-Subordination............................................30

      5.20     Accounts.....................................................30

      5.21     Legal Investments; Use of Proceeds...........................30

      5.22     Broker's or Finder's Commissions.............................31

      5.23     Survival.....................................................31

VI.   AFFIRMATIVE COVENANTS.................................................31

      6.1      Financial Statements, Reports and Other Information..........31

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      6.2      Payment of Obligations.......................................34

      6.3      Conduct of Business and Maintenance of Existence
               and Assets...................................................35

      6.4      Compliance with Legal and Other Obligations..................35

      6.5      Insurance....................................................35

      6.6      True Books...................................................36

      6.7      Inspection; Periodic Audits..................................36

      6.8      Further Assurances; Post Closing.............................36

      6.9      Payment of Indebtedness......................................37

      6.10     Lien Searches................................................37

      6.11     Use of Proceeds..............................................37

      6.12     Collateral Documents; Security Interest in Collateral........38

      6.13     Taxes and Other Charges......................................39

      6.14     Inventory Covenants..........................................39

VII.  NEGATIVE COVENANTS....................................................40

      7.1      Financial Covenants..........................................40

      7.2      Indebtedness.................................................40

      7.3      Liens........................................................41

      7.4      Investments; Investment Property; New Facilities or
               Collateral; Subsidiaries.....................................41

      7.5      Dividends; Redemptions; Equity...............................42

      7.6      Transactions with Affiliates.................................42

      7.7      Charter Documents; Fiscal Year; Dissolution; Use of
               Proceeds; Insurance Policies;  Disposition of
               Collateral; Taxes; Trade Names...............................43

      7.8      Transfer of Assets...........................................44

      7.9      Contingent Obligations and Risks.............................44

      7.10     Truth of Statements..........................................44

      7.11     Intentionally Omitted........................................45

      7.12     Intentionally Omitted........................................45

      7.13     Negative Pledge..............................................45

VIII. EVENTS OF DEFAULT.....................................................45

IX.   RIGHTS AND REMEDIES AFTER DEFAULT.....................................48

      9.1      Rights and Remedies..........................................48

      9.2      Application of Proceeds......................................49

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      9.3      Rights to Appoint Receiver...................................50

      9.4      Attorney in Fact.............................................50

      9.5      Blocked Accounts.............................................50

      9.6      Rights and Remedies not Exclusive............................50

X.    WAIVERS AND JUDICIAL PROCEEDINGS......................................51

      10.1     Waivers......................................................51

      10.2     Delay; No Waiver of Defaults.................................51

      10.3     Jury Waiver..................................................51

      10.4     Cooperation in Discovery and Litigation......................51

      10.5     Amendment and Waivers........................................52

XI.   EFFECTIVE DATE AND TERMINATION........................................53

      11.1     Effectiveness and Termination................................53

      11.2     Survival.....................................................53

XII.  AGENCY PROVISIONS.....................................................54

      12.1     Agent........................................................54

      12.2     Consents.....................................................58

      12.3     Set Off and Sharing of Payments..............................59

      12.4     Disbursement of Funds........................................60

      12.5     Settlements; Payments and Information........................60

      12.6     Dissemination of Information.................................62

XIII. MISCELLANEOUS.........................................................62

      13.1     Governing Law; Jurisdiction; Service of Process; Venue.......62

      13.2     Successors and Assigns; Assignments and Participations.......63

      13.3     Application of Payments......................................65

      13.4     Indemnity....................................................66

      13.5     Notice.......................................................67

      13.6     Severability; Captions; Counterparts; Facsimile
               Signatures...................................................67

      13.7     Expenses.....................................................67

      13.8     Entire Agreement.............................................68

      13.9     Approvals and Duties.........................................68

      13.10    Confidentiality and Publicity................................69

      13.11    Release of Collateral........................................69

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               REVOLVING CREDIT, TERM LOAN, EQUIPMENT ACQUISITION
               --------------------------------------------------
                        TERM LOAN, AND SECURITY AGREEMENT
                        ---------------------------------

     THIS REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement") dated as of March 21, 2003, is entered into by and among ADVANCED NUTRACEUTICALS, INC., a Texas corporation ("Parent"), BACTOLAC PHARMACEUTICAL INC. a Delaware corporation ("Bactolac"), and ANI PHARMACEUTICALS, INC., a Mississippi corporation ("ANIP") (Parent, Bactolac and ANIP are each sometimes referred to herein as a "Borrower" and collectively as "Borrowers"), and CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CapitalSource"), as administrative, payment and collateral agent for the Lenders (in such capacities, the "Agent"), and the Lenders.

     WHEREAS,  Borrowers have requested that Lenders make available to Borrowers
(i)  a  revolving  credit  facility  (the  "Revolving  Facility")  in a  maximum principal amount at any time outstanding of up to Four Million Dollars ($4,000,000) (the "Facility Cap"), and (ii) a term loan (the "Term Loan") in an aggregate maximum principal amount of One Million Dollars ($1,000,000), the proceeds of which Revolving Facility and Term Loan shall be used by Borrowers to refinance Borrowers' existing obligations and indebtedness to General Electric Capital Corporation ("GECC"), to repay $500,000 on a related party note plus accrued interest thereon due to Dr. Pailla M. Reddy (subject to the receipt by Agent of a satisfactory no offset agreement from VitaRich Laboratories, Inc.) and to finance the working capital needs of Borrowers in connection with their nutraceutical (vitamin) and over the counter liquid and powder based pharmaceuticals and health and beauty products business (the "Business");

     WHEREAS, Borrowers also have requested that Lenders make available to Borrowers an equipment acquisition term loan facility (the "Equipment Acquisition Term Loan") in an aggregate principal amount of Five Hundred Thousand Dollars ($500,000) (the "Maximum Equipment Acquisition Term Loan Amount") the proceeds of which will be used by Borrowers for the acquisition of Eligible Equipment to be used solely in connection with the Business;

     WHEREAS, Lenders are willing to make the Revolving Facility, Term Loan and Equipment Acquisition Term Loan available to Borrowers upon the terms and subject to the conditions set forth herein.

     NOW,  THEREFORE,  in  consideration of the foregoing and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  hereby  are
acknowledged, Borrowers, Agent and Lenders hereby agree as follows:

I.   DEFINITIONS

     1.1 General Terms

          (a) For purposes of the Loan Documents and all Annexes thereto, in addition to the definitions above and elsewhere in this Agreement or the other Loan Documents, the terms listed in Appendix A hereto shall have the meanings given such terms in Appendix A, which is incorporated herein and made a part hereof. All capitalized terms used which are not specifically defined shall have

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     meanings  provided  in Article 9 of the UCC in effect on the date hereof to the extent the same are used or defined therein. Unless otherwise specified herein or in Appendix A, this Agreement and any agreement or contract referred to herein or in Appendix A shall mean such agreement as modified, amended or supplemented from time to time. Unless otherwise specified, as used in the Loan Documents or in any certificate, report, instrument or other document made or delivered pursuant to any of the Loan Documents, all accounting terms not defined in Appendix A or elsewhere in this Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP.

II.  LOANS, PAYMENTS, AND INTEREST AND COLLATERAL

     2.1 The Revolving Facility

     Subject to the provisions of this Agreement, each Revolving Lender agrees to make available its Pro Rata Share of Advances to Borrowers under the Revolving Facility from time to time during the Term; provided, that (i) the Pro Rata Share of the Advances of any Revolving Lender shall not at any time exceed its separate Commitment, and (ii) the aggregate amount of all Advances at any time outstanding under the Revolving Facility shall not exceed the lesser of (A) the Facility Cap and (B) the Availability. The obligations of Revolving Lenders hereunder shall be several, and not joint or joint and several, up to the amount of the Commitments. The Revolving Facility is a revolving credit facility which may be drawn, repaid and redrawn from time to time as permitted under this Agreement. Any determination as to whether there is availability within the Borrowing Base for requested Advances shall be made by Agent in its Permitted Discretion and shall be final and binding upon Borrowers. Unless otherwise permitted by Agent, each Advance shall be in an amount of at least One Hundred Thousand Dollars ($100,000). Subject to the provisions of this Agreement, Borrowers may request Advances up to and including the value, in Dollars of (a) the Receivables Percentage of the Receivables Borrowing Base, plus (b) the Inventory Percentage of the Inventory Borrowing Base but not to exceed $750,000, minus amounts reserved pursuant to this Agreement (such calculated amount being referred to herein as the "Availability"). Advances under the Revolving Facility automatically shall be made for the payment of interest on the Notes and other Obligations on the date when due to the extent available and as provided for herein. Borrowers may not at any time increase, reduce or otherwise adjust the Facility Cap. Agent shall have the right to establish and readjust from time to time, in its Permitted Discretion, reserves against the Borrowing Base, which reserves shall have the effect of reducing the amounts otherwise eligible to be disbursed to Borrowers under the Revolving Facility pursuant to this Agreement.

     2.2 The Revolving Notes; Maturity

          (a) All Advances under the Revolving Facility shall be evidenced by the Revolving Notes, payable to the order of each Revolving Lender in the principal amount of the Commitment of such Revolving Lender, duly executed and delivered by Borrowers. The Revolving Notes shall evidence the aggregate Indebtedness of Borrowers to Revolving Lenders resulting from Advances under the Revolving Facility from time to time. Each Revolving

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     Lender hereby is authorized,  but is not obligated,  to enter the amount of such Revolving Lender's Pro Rata Share of each Advance under the Revolving Facility, and the amount of each payment or prepayment of principal or interest thereon in the appropriate spaces on the reverse of or on an attachment to such Revolving Lender's Revolving Note(s). Agent will account to Borrowers monthly with a statement of Advances under the Revolving Facility, and any charges and payments made pursuant to this Agreement, and in the absence of manifest error, such accounting rendered by Agent shall be deemed final, binding and conclusive unless Agent is notified by Borrowers in writing to the contrary within fifteen (15) calendar days of Receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.

          (b) All amounts outstanding under the Revolving Notes and all other Obligations under the Revolving Facility shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date.

     2.3  Interest on the Revolving Notes

     Interest on outstanding Advances under the Revolving Notes shall be payable monthly in arrears on the first day of each calendar month at an annual rate equal to the Prime Rate plus two percent (2.00%), provided, however that notwithstanding any provision of any Loan Documents, the interest on outstanding Advances under the Revolving Notes shall be not less than six and one half of one percent (6.50%) per annum, calculated, in each case, on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on each Advance under the Revolving Notes shall be due and payable on the first day of each calendar month, in accordance with the procedures provided for in Section 2.9, commencing April 1, 2003 and continuing until the later of the expiration of the Term and the full performance and indefeasible payment in full in cash of the Obligations and termination of this Agreement.

     2.4 Revolving Facility Disbursements; Requirement to Deliver Borrowing Certificate

     So long as no Default or Event of Default shall have occurred and be continuing, Borrowers may give Agent irrevocable written notice requesting an Advance under the Revolving Facility by delivering to Agent not later than 12:00 noon (New York City time) at least one (1) but not more than four (4) Business Days before the proposed Business Day on which such requested Advance is to be made (the "Borrowing Date"), a completed Borrowing Certificate requesting such Advance accompanied by relevant supporting documentation satisfactory to Agent in its Permitted Discretion, which shall (a) specify the proposed Borrowing Date of such Advance, (b) specify the principal amount of such requested Advance, and
(c) certify the matters contained in Section 4.2 and, to the extent applicable, provide calculations evidencing satisfaction of the conditions set forth in
Section 4.2. Each Wednesday during the Term (and more frequently if Agent shall so request) until the Obligations are indefeasibly paid in cash in full and this Agreement is terminated and each time a request for an Advance is made,
Borrowers shall deliver to Agent a Borrowing Certificate accompanied by a separate detailed aging and categorization of Borrowers' accounts receivable and accounts payable and such other supporting documentation with respect to the figures and information in the Borrowing Certificate as Agent shall request in its Permitted Discretion. On each Borrowing Date, Borrowers irrevocably authorize Agent and Lenders to disburse the proceeds of the requested Advance to

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the applicable  account(s) of Borrowers  specified in the  applicable  Borrowing
Certificate, each of which accounts shall constitute one or more of the accounts set forth on Schedule 2.4, in all cases for credit to the applicable Borrower (or to such other account as to which such Borrower shall instruct Agent in writing) via Federal funds wire transfer no later than 3:00 p.m. (New York City time).

     2.5 Collections; Repayment; Borrowing and Lockbox

     Borrowers shall maintain a lockbox together with a blocked account (individually and collectively, the "Blocked Account") with one or more banks acceptable to Agent (each, a "Lockbox Bank"), and shall execute with each Lockbox Bank one or more agreements acceptable to Agent (individually and collectively, the "Lockbox Agreement"), and such other agreements related thereto as Agent may require. Borrowers shall ensure that all collections of their respective Accounts and all other cash payments received by Borrowers (other than direct proceeds of sales of Permitted Securities) are paid and delivered directly from Account Debtors and other Persons into the Blocked Account. The Lockbox Agreements shall provide that the Lockbox Banks immediately will transfer all funds paid into the Blocked Accounts into a depository account or accounts maintained by Agent or an Affiliate of Agent at such bank as Agent may communicate to Borrowers from time to time (the "Concentration Account"). Notwithstanding and without limiting any other provision of any Loan Document, Agent shall apply, on a daily basis, all funds transferred into the Concentration Account pursuant to the Lockbox Agreement and this Section 2.5 in such order and manner as determined by Agent. To the extent that any Accounts collections of Borrowers or any other cash payments received by Borrowers are not sent directly to the Blocked Account but are received by any Borrower or any of Borrowers' Affiliates, such collections and proceeds shall be held in trust for the benefit of Agent and Lenders and immediately remitted (and in any event within two (2) Business Days), in the form received, to the Blocked Account for immediate transfer to the Concentration Account. Borrowers acknowledge and agree that compliance with the terms of this Section 2.5 is an essential term of this Agreement, and that nothing shall prevent Agent from considering any failure to comply with the terms of this Section 2.5 to be a Default or an Event of Default or from taking any action or exercising any right or remedy available to Agent or any Lender with respect to any Default or Event of Default. All funds transferred to the Concentration Account for application to the Obligations under the Revolving Facility shall be applied to reduce the Obligations under the Revolving Facility, but, for purposes of calculating interest hereunder, shall be subject to a five (5) Business Day clearance charge. If as the result of collections of Accounts and/or any other cash payments received by Borrowers (other than Permitted Securities) pursuant to this Section 2.5 a credit balance exists with respect to the Concentration Account, such credit balance shall not accrue interest in favor of a Borrower, but shall be available to Borrowers upon written request in accordance with the terms of this Agreement. If applicable, at any time prior to the execution of all or any of the Lockbox Agreements and operation of the Blocked Account, Borrowers and their Affiliates shall direct all collections or proceeds they receive on Accounts or from other Collateral or any other cash payment received by Borrowers (except for Permitted Securities) to the accounts(s) and in the manner specified by Agent in its Permitted Discretion.

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     2.6 Term Loan; Term Notes

     Subject to the terms and conditions set forth in this Agreement, each Term Lender agrees to loan to Borrowers on the Closing Date its Pro Rata Share of the Term Loan, which, in the aggregate, equals an original principal amount of One Million Dollars ($1,000,000). The Term Loan is not a revolving credit facility and may not be drawn, repaid and redrawn. Any repayments of principal on the Term Loan shall be applied to permanently reduce such Term Loan. The obligations of the Term Lenders hereunder are several and not joint or joint and several. The Term Loan shall be evidenced by Term Notes, payable to the order of each Term Lender in the principal amount of the Commitment of the applicable Term Lender, duly executed and delivered by Borrowers. The Term Notes shall evidence the aggregate Indebtedness of Borrowers to Term Lenders under the Term Loan. Each Term Lender hereby is authorized, but is not obligated, to enter the amount of such Term Lender's Pro Rata Share of outstanding principal of the Term Loan and the amount of each payment or prepayment of principal and interest thereon on the reverse of or on an attachment to such Term Lender's Term Note. On the Closing Date, Borrowers irrevocably authorize Agent and Term Lenders to disburse the proceeds of the Term Loan to the applicable account(s) of Borrowers set forth on Schedule 2.4, in all cases for credit to Borrowers (or to such other account as to which the Borrowers shall instruct Agent in writing) via Federal funds wire transfer no later than 3:00 p.m. (New York City time).

     2.7 Interest on Term Loan

          (a) Interest on the outstanding balance of the Term Loan under the Term Notes shall be payable monthly in arrears on the first day of each calendar month at an annual rate equal to (i) the Prime Rate plus four and three quarters of one percent (4.75%), provided, however, that notwithstanding any provisions of any Loan Document, the interest on the outstanding principal balance of the Term Loan under the Term Notes shall not be less than nine and one quarter of one percent (9.25%) per annum, calculated, in each case, on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period.. Interest accrued on the Term Loan shall be due and payable in cash on the first day of each calendar month commencing on April 1, 2003, and continuing until the later of the expiration of the Term and the full performance and indefeasible payment in full in cash of the Term Loan and all Obligations related thereto and termination of this Agreement.

          (b) Advances under the Revolving Facility may be made automatically for the payment of interest and principal on the Term Loan and other Obligations on the date when due to the extent available and as provided for herein.

     2.8 Repayment of Term Loan; Maturity

     Payment of the outstanding principal balance under the Term Loan (in addition to the interest payments in Section 2.7) and all other amounts (other than interest) outstanding under the Term Loan shall be made monthly, as follows: Sixteen Thousand Six Hundred and Sixty-Six Dollars and Sixty Six Cents (($16,666.66) shall be due and payable on the first day of each month during the Term commencing on April 1, 2003.

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          (a) The  unpaid  principal  amount  of the  Term  Loan  and all  other
     Obligations under the Term Loan shall be due and payable in full, and the Term Notes shall mature, if not earlier in accordance with this Agreement, on the Maturity Date.

     2.9 Equipment Acquisition Term Loan

          (a) Subject to the terms and conditions set forth in this Agreement, each Equipment Acquisition Term Lender agrees to loan to Borrowers its Pro Rata Share of the Maximum Equipment Acquisition Term Loan Amount in the form of draws ("Draws"), in each case subject to the conditions set forth in this Agreement; provided that the aggregate amount of all Draws shall never exceed the lesser of the Maximum Equipment Acquisition Term Loan Amount or the aggregate amount of Draws that are permitted pursuant to this Agreement and the Pro Rata Share of Draws under the Equipment Acquisition Term Loan of any Equipment Acquisition Term Lender shall not at any time exceed its separate Commitment. Any balance of Draws outstanding at any time in excess of the foregoing limits shall be immediately due and payable by Borrowers without the necessity of any demand at the Payment Office, whether or not a Default or Event of Default has occurred or is continuing, and shall be paid in the manner specified in this Agreement, and, notwithstanding any other provision of this Agreement, shall be an Event of Default hereunder. All Draws shall be disbursed to the Borrowers' account(s) as set forth on Schedule 2.4 (or to such other account as to which the Borrower shall instruct Agent in writing). The Equipment Acquisition Term Loan is not a revolving credit facility and may not be drawn, repaid and redrawn. Any repayments of principal on the Equipment Acquisition Term Loan shall be applied to permanently reduce the Equipment Acquisition Term Loan and Maximum Loan Amount. The Equipment Acquisition Term Loan and all Draws shall be evidenced by Equipment Acquisition Term Notes, payable to the order of each Lender in the principal amount of the Commitment of the applicable Lender, duly executed and delivered by Borrowers and dated the Closing Date. The Equipment Acquisition Term Notes shall evidence the aggregate Indebtedness of Borrowers to Lenders resulting from Draws under the Equipment Acquisition Term Loan from time to time. Each Lender hereby is authorized, but is not obligated, to enter the amount of such Lender's Pro Rata Share of each Draw and outstanding principal of the Equipment Acquisition Term Loan and the amount of each payment or prepayment of principal and interest thereon on the reverse of or on an attachment to such Lender's Equipment Acquisition Term Note.

          (b) Unless otherwise permitted by Agent, each Draw shall be in an amount of at least $100,000. Subject to the provisions of this Agreement, Borrowers may request a Draw up to and including the value, in U.S. dollars, of eighty-five percent (85%) (the "Equipment Percentage") of the lesser of (i) the actual invoice purchase price/cost of Eligible Equipment purchased by any Borrower (excluding all soft costs, such as installation costs, insurance policies, warranty plans, etc. (i.e., all costs other than the actual hard cost of purchasing the Eligible Equipment) and (ii) the liquidation auction value of the Eligible Equipment as determined pursuant to an appraisal in form and substance satisfactory to Agent, in its Permitted Discretion, from an appraiser acceptable to Agent, in its Permitted Discretion.

          (c) So long as no Default or Event of Default shall have occurred and be continuing, Borrowers may give Agent irrevocable written notice requesting a Draw under the Equipment Acquisition Term Loan by delivering to Agent not later than 11:00 a.m. (New York City time) at least two (2) but not more than four (4) Business Days before the proposed borrowing date of such requested Draw (the "Draw Date"), a completed Draw Notice requesting such Draw accompanied by relevant supporting documentation satisfactory to Agent, including but not limited to copies of invoices for and an appraisal of the Eligible Equipment to be purchased with the proceeds of such Draw, which Draw Notice shall (a) specify the proposed Draw Date of such Draw which shall be a Business Day, (b) specify the principal amount of such requested Draw, and (c) certify the matters contained in Section 4.2. Each time a request for a Draw is made Borrowers shall deliver to Agent a Draw Notice. On each Draw Date, Borrowers irrevocably authorizes Agent to disburse the proceeds of the requested Draw to the Borrowers' account(s) as set forth on Schedule 2.4, in all cases for credit to the Borrowers (or to such other account as to which the Borrowers shall instruct Agent in writing) via Federal funds wire transfer no later than 4:00 p.m. New York City time.

     2.10 Interest on the Equipment Acquisition Term Notes

          (a) Interest on the outstanding balance of the Equipment Acquisition Term Loan under the Equipment Acquisition Term Notes shall be payable monthly in arrears on the first day of each calendar month at an annual rate of Prime Rate plus four and three quarters of one percent (4.75%), provided, however, that, notwithstanding any other provision of any Loan Document, the interest on the outstanding principal balance of the Equipment Acquisition Term Loan under the Equipment Acquisition Term Notes shall be not less than nine and one quarter of one percent (9.25%) per annum, calculated, in each case, on the basis of a 360-day year and for the actual number of calendar days elapsed in each interest calculation period. Interest accrued on the Equipment Acquisition Term Loan shall be due and payable on the first day of each calendar month commencing with the first calendar month after the Initial Draw, and continuing until the later of the expiration of the Term and the full performance and indefeasible payment in full in cash of the Obligations related thereto and termination of this Agreement.

          (b) Advances under the Revolving Facility may be made automatically by Lenders for the payment of interest and principal on the Equipment Acquisition Term Loan and other Obligations on the date when due to the extent available and as provided for herein.

     2.11 Repayment of Equipment Acquisition Term Loan; Maturity

     Payment of principal (in addition to the interest payments in Section 2.10) and all other amounts outstanding under the Equipment Acquisition Term Loan and all Draws shall be made monthly as follows:

          (a) for each Draw the following amount shall be due and payable on the first day of each calendar month commencing with the first calendar month after the funding of such Draw and continuing through the end of the Term:
     (i) the original funded amount of such Draw, divided by (ii) 60;

          (b) all remaining outstanding amounts under the Equipment Acquisition Term Loan and all Draws shall be due and payable in full on the last day of the Term; and

          (c) the unpaid principal of the Equipment Acquisition Term Loan and all Draws thereunder and all other Obligations under the Equipment Acquisition Term Loan shall be due and payable in full, and the Equipment Acquisition Term Notes shall mature, if not earlier in accordance with this Agreement, on the Maturity Date.

     2.12 Promise to Pay; Manner of Payment.

     Borrowers  absolutely  and  unconditionally  promise  to pay,  when due and payable pursuant hereto, principal, interest and all other amounts and Obligations payable hereunder or under any other Loan Document, without any right of rescission and without any deduction whatsoever, including any deduction for set-off, recoupment or counterclaim, notwithstanding any damage to, defects in or destruction of the Collateral or any other event, including obsolescence of any property or improvements. Any payments made by Borrowers (other than payments automatically paid through Advances under the Revolving Facility as provided herein), shall be made only by wire transfer on the date when due, without offset, deduction or counterclaim, in Dollars, in immediately available funds to such account as may be indicated in writing by Agent to Borrowers from time to time. Any such payment received after 2:00 p.m. New York City time on any date shall be deemed received on the following Business Day. Whenever any payment hereunder shall be stated to be due or shall become due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business
Day, and such extension of time in such case shall be included in the computation of payment of any interest (at the interest rate then in effect during such extension) and/or fees, as the case may be.

     2.13 Repayment of Excess Advances

     Any balance of Advances under the Revolving Facility outstanding at any time in excess of the lesser of (a) the Facility Cap and (b) the Availability, shall be immediately due and payable by Borrowers without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred or is continuing and shall be paid in the manner specified in Section
2.12 and, notwithstanding any other provision of this Agreement, shall be an Event of Default.

     2.14 Other Mandatory Prepayments

     In addition to and without limiting any provision of any Loan Document:

          (a) if a Change of Control occurs that has not been consented to in writing by Agent prior to the consummation thereof, on or prior to the first Business Day following the date of such Change of Control, Borrowers shall prepay the Loans and all other Obligations in full in cash together with accrued interest thereon to the date of prepayment and all other amounts owing to Agent and Lenders under the Loan Documents; and

          (b) if any Borrower or any of Borrowers' Subsidiaries, in any transaction or series of related transactions, (i) sells any material assets or other properties (other than sales of assets that are promptly (and in any event within 180 days) replaced with similar assets), (ii) sells or issues any equity or debt securities, capital stock or ownership interests (other than Permitted Securities including, without limitation, as part of a Public Offering of Permitted Securities, and/or, as long as no Default or Event of Default has occurred and is continuing or would be caused by or result therefrom, sales or issuances of Permitted Options),
     (iii) receives any property damage insurance award or any other insurance proceeds of any kind that are not used promptly (and in any event within 180 days) after receipt to repair or replace the property or assets covered thereby, (iv) incurs any Indebtedness except for Permitted Indebtedness, or
     (v) receives any life insurance proceeds, then it shall apply 100% (or such lesser amount as is required to indefeasibly pay in cash in full the Obligations) of the proceeds thereof to the prepayment of the Loans together with accrued interest and all other Obligations, such payment to be applied first, to all then unpaid fees and expenses; second, to all accrued and unpaid interest on the Loans; third, to the principal payments due under the Term Loan in the inverse order of their maturities; fourth, to the principal payments due under the Equipment Acquisition Term in the inverse order of their maturities; and fifth to the principal amount of the Revolving Loans; provided however, that the reduction of the principal balance of the Loans shall not affect the amount or timing of principal payments (other than the extent to which reductions have been made with respect to such principal payments as allocated pursuant to this paragraph) required under this Agreement until the balance of such Loans is reduced to zero.

     2.15 Payments by Agent

     Should any amount required to be paid under any Loan Document be unpaid beyond any applicable cure period, such amount may be paid by Agent, for the account of Lenders, which payment shall be deemed a request for an Advance under the Revolving Facility as of the date such payment is due, and Borrowers irrevocably authorize disbursement of any such funds to Agent, for the benefit of Lenders, by way of direct payment of the relevant amount, interest or Obligations without necessity of any demand and whether or not a Default or Event of Default has occurred or is continuing. No payment or prepayment of any amount by Agent, Lenders or any other Person shall entitle any Person to be subrogated to the rights of Agent and/or Lenders under any Loan Document unless and until the Obligations have been fully performed and paid indefeasibly in cash and this Agreement has been terminated. Any sums expended or amounts paid by Agent and/or Lenders as a result of any Borrower's or any Guarantor's failure to pay, perform or comply with any Loan Document or any of the Obligations may be charged to Borrowers' account as an Advance under the Revolving Facility and added to the Obligations.

     2.16 Grant of Security Interest; Collateral

          (a) To secure the payment and performance of the Obligations, each Borrower hereby grants to Agent, for the benefit of itself and the Lenders, a valid, perfected, continuing first priority (other than with respect to property or assets covered by Priority Permitted Liens) security interest in and Lien upon, and pledges to Agent, for the benefit of itself and the Lenders, all of its right, title and interest in and to and upon all of such Borrower's assets, now owned or hereafter acquired, including, without limitation, all of the following property and interests in property of such
     Borrower:

               (i) all of such Borrower's tangible personal property, including without limitation all present and future Goods, Inventory and Equipment (including items of equipment which are or become Fixtures), Computer Hardware and Software, now owned or hereafter acquired;

               (ii)  all  of  such  Borrower's   intangible  personal  property,
          including without limitation all present and future Accounts, securities, Contract Rights, Permits, General Intangibles, Chattel Paper, Investment Property, Intellectual Property, Documents, Instruments, Deposit Accounts, Commercial Tort Claims, Letter-of-Credit Rights and Supporting Obligations, rights to the payment of money or other forms of consideration of any kind, tax refunds, insurance proceeds (including, without limitation, proceeds of any life insurance policy), now owned or hereafter acquired, and all intangible and tangible personal property relating to or arising out of any of the foregoing;

               (iii) all of such Borrower's present and future Government Contracts and rights thereunder and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by such Borrower; provided, however, that Agent shall not have a security interest in any rights under any Government Contract of such Borrower or in the related Government Account where the taking of such security interest would be a violation of an express prohibition contained in the Government Contract (for purposes of this limitation, the fact that a Government Contract is subject to, or otherwise refers to, Title 31, ss. 203 or Title 41, ss. 15 of the United States Code shall not be deemed an express prohibition against assignment thereof) or is prohibited by applicable law; and

               (iv) any and all additions and accessions to any of the foregoing, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.

          (b) Notwithstanding the foregoing provisions of this Section 2.11, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any General Intangibles of any Borrower to the extent that (but only to the extent that) (i) they are not assignable or capable of being encumbered as a matter of law or under the terms of any license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the licensor thereof or other applicable party thereto, and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (A) any General Intangible which is in the nature of an Account or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any Account or right to the payment of money, or goods which are the subject of any Account or right to the payment of money, (B) any and all proceeds of any General Intangible that is otherwise excluded to the extent that the assignment, pledge or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or other applicable party with respect to any such otherwise excluded General Intangible, such General Intangible as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and from the term "Collateral."

          (c) In addition to the foregoing, to secure the payment and performance of the Obligations, each Borrower has pledged or shall pledge to Agent, for its benefit and the benefit of the Lenders, all of the securities it owns in any Subsidiary pursuant to the Pledge Agreement to which it is a party, and each Guarantor, if any, has pledged to Agent, for its benefit and the benefit of the Lenders, certain securities pursuant to the Pledge Agreement to which such Guarantor is a party.

          (d) Each Borrower shall promptly notify Agent of any Commercial Tort Claims in which such Borrower has an interest arising after the Closing Date and shall provide all necessary information concerning each such Commercial Tort Claim and make all necessary filings with respect thereto to perfect Agent's (for its benefit and the benefit of the Lenders) first priority security interest therein.

          (e) Each Borrower has full right and power to grant to Agent, for the benefit of itself and the Lenders, a perfected, first priority (other than with respect to property or assets covered by Priority Permitted Liens) security interest and Lien in the Collateral pursuant to this Agreement, subject to the following sentence. Upon the execution and delivery of this Agreement, and upon the filing of the necessary financing statements and/or appropriate filings and/or delivery of the necessary certificates evidencing an equity interest, control and/or possession, as applicable, without any further action, Agent, for the benefit of itself and the Lenders, will have a good, valid and first priority (other than with respect to property or assets covered by Priority Permitted Liens) and perfected Lien and security interest in the Collateral, subject to no transfer or other restrictions or Liens of any kind in favor of any other Person except for Permitted Liens. No financing statement relating to any of the Collateral is on file in any public office except those (i) on behalf of Agent, for the benefit of itself and the Lenders, and/or (ii) in connection with Permitted Liens. No Borrower is party to any agreement, document or instrument that conflicts with this Section 2.16.

     2.17 Collateral Administration

          (a) All Collateral (except Deposit Accounts and Collateral in the possession of Agent) will at all times be kept by Borrowers at the locations set forth on Schedule 5.18B hereto, and shall not, without thirty
     (30) calendar days prior written notice to Agent, be moved therefrom other than to another such location, and in any case shall not be moved outside the continental United States. Whether or not an Event of Default has occurred, any of Agent's officers, employees, representatives or agents shall have the right, at any time during normal business hours, in the name of Agent, or any designee of Agent or Borrowers, to verify the validity, amount or any other matter relating to the Collateral. Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude such verification process. In addition to and notwithstanding any provision of any Loan Document, Agent shall have the right at all times after the occurrence and during the continuance of an Event of Default to notify Persons owing Accounts to Borrowers that their Accounts have been assigned to Agent and to collect such Accounts directly in its own name and to charge collection costs and expenses, including reasonable attorney's fees, to Borrowers. Borrowers shall endeavor in the first instance to make collection of their respective Accounts for Agent, for the account of Lenders.

          (b) As and when determined by Agent in its Permitted Discretion, Agent will perform the searches described in clauses (i) and (ii) below against Borrowers (the results of which are to be consistent with Borrowers' representations and warranties under this Agreement), all at Borrowers' expense: (i) UCC searches with the Secretary of State and local filing offices of each jurisdiction where any Borrower and/or any Guarantors are organized and/or maintain their respective executive offices, a place of business or assets; and (ii) judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause
     (i) above.

          (c) Upon Agent's request, Borrowers shall promptly deliver to Agent all items for which Agent must receive possession to obtain a perfected Lien and security interest and all notes, certificates, and documents of title, Chattel Paper, warehouse receipts, Instruments, and any other similar Instruments constituting Collateral, in each case to the extent not already in possession of Agent.

          (d) Borrowers shall, and shall cause their Subsidiaries to, keep accurate and complete records of the Collateral and all payments and collections thereon and shall submit such records to Agent on such periodic bases as Agent may request in its Permitted Discretion. In addition, if Accounts of Borrowers in an aggregate face amount in excess of $100,000 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Receivables, Borrowers shall notify Agent of such occurrence no later than five (5) Business Days following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. In addition, if any Eligible Equipment of Borrower the purchase of which was in part funded by any Draw, becomes ineligible because it falls within one of the specified categories of ineligibility set forth in the definition of Eligible Equipment, Borrowers shall notify Agent of such occurrence within five (5) Business Days following such occurrence. If requested by Agent upon or at any time after the occurrence and during the continuation of an Event of Default, Borrowers shall execute and deliver to Agent, and shall cause each of their Subsidiaries to execute and deliver, formal written assignments of all of their respective Accounts as Agent may request, including all Accounts created since the date of the last assignment, together with copies of claims, invoices and/or other information related thereto. To the extent that collections from such assigned Accounts exceed the amount of the Obligations, such excess amount shall not accrue interest in favor of Borrowers but shall be available to Borrowers upon written request in accordance with the terms of this Agreement.

          (e) Borrowers (i) shall provide prompt written notice to their current bank to transfer all items, collections and remittances to the Concentration Account, (ii) shall provide prompt written notice to each Account Debtor that Agent, for itself and the benefit of the Lenders, has been granted a lien and security interest in, upon and to all Accounts payable by such Account Debtor, shall direct or shall have directed each Account Debtor to make payments to the appropriate Blocked Account, in each case not later than (A) ten (10) calendar days after the occurrence of an Event of Default, or (B) ten (10) calendar days after the Person becomes an Account Debtor, and hereby authorize Agent and/or Lenders, upon any failure to send such directions within the applicable time period, to send any and all similar directions or notice to such Account Debtors, and (iii) shall do anything further that may be lawfully required by Agent in its Permitted Discretion to secure Agent, for the benefit of itself and Lenders, and effectuate the intentions of the Loan Documents.

     2.18 Power of Attorney

     Agent is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrowers (without requiring Agent to act as such) with full power of substitution to do the following: (i) endorse the name of any such

Person upon any and all checks, drafts, money orders and other instruments for the payment of money that are payable to such Person and constitute collections on such Person's Accounts; (ii) execute and/or file in the name of any Borrower any financing statements, amendments to financing statements, schedules to financing statements, releases or terminations thereof (and such Borrower hereby waives any right to file any of the foregoing until the Obligations are indefeasibly paid in full in cash and this Agreement is terminated or with prior written consent of Agent, in its Permitted Discretion), (iii) execute and/or file in the name of each Borrower assignments, instruments, documents, schedules and statements that it is obligated to give Agent under any of the Loan Documents (to the extent such Borrower fails to so execute and/or file any of the foregoing within two (2) Business Days of Agent's request or the time when such Borrower is otherwise obligated to do so); (iv) execute and/or file such documents as may be necessary to register and/or otherwise perfect Agent's (for the benefit of the Lenders) Lien on such Borrower's owned motor vehicles, and
(v) do such other and further acts and deeds in the name of any Borrower that Agent may deem necessary or desirable in its Permitted Discretion to enforce, make, create, maintain, continue or enforce or perfect Agent's, for the benefit of itself and Lenders, security interest or lien or rights in any Collateral. In addition, if any Borrower breaches its obligation hereunder to direct payments of Accounts or the proceeds of any other Collateral to the appropriate Blocked Account, Agent, as the irrevocably made, constituted and appointed true and lawful attorney for such Person pursuant to this paragraph, may, by the signature or other act of any of Agent's officers or authorized signatories (without requiring any of them to do so), direct any federal, state or private payor or fiscal intermediary to pay proceeds of Accounts or any other Collateral to the appropriate Blocked Account.

     2.19 Notes

     Upon Agent's or any Lender's request, and in any event within three (3) Business Days of any such request, Borrowers shall execute and deliver to Agent new Notes and/or divide the Notes in exchange for then existing Notes in such smaller amounts or denominations as Agent or such Lender shall specify in their respective sole and absolute discretion, provided that the aggregate principal amount of such new Notes does not exceed the aggregate principal amount of the Notes outstanding at the time such request is made.

     2.20 Replacement of Lost Notes

     Upon receipt of evidence reasonably satisfactory to the Borrowers of the mutilation, destruction, loss or theft of any Notes and the ownership thereof, the Borrowers shall, upon the written request of the holder of such Notes, execute and deliver in replacement thereof new Notes in the same form, in the same original principal amount and dated the same date as the Notes so mutilated, destroyed, lost or stolen; and such Notes so mutilated, destroyed, lost or stolen shall then be deemed no longer outstanding hereunder. If the Notes being replaced have been mutilated, they shall be surrendered to the Borrowers after Agent's receipt of the replacement Notes; and if such replaced Notes have been destroyed, lost or stolen, such holder shall furnish the Borrowers with an indemnity in writing reasonably acceptable to the Borrowers to save them harmless in respect of such replaced Note.

     2.21 Right of First Refusal

     Each Borrower agrees that if it seeks or is approached to refinance the Revolving Facility, the Term Loan, the Equipment Acquisition Term Loan or any other financing or Indebtedness prior to the end of the Term or the full performance and irrevocable payment in full in cash of the Obligations, such Borrower shall notify Agent in writing of its intention to refinance the Revolving Facility, the Term Loan, the Equipment Acquisition Term Loan and/or obtain other financing or other Indebtedness by delivering to Agent a summary of the material terms and conditions offered for such financing from a third-party lender that is not an Affiliate of such Borrower or any of its Subsidiaries or any Guarantor ("Third-Party Offer") at least fifteen (15) calendar days in advance of the date such Borrower intends to enter into such financing. Agent shall have fifteen (15) calendar days from the date of such notice or request to notify such Borrower that Agent is willing to extend financing on substantially the same terms and conditions (or terms more favorable to such Borrower) as set forth in the Third-Party Offer, in which case such Borrower shall consider such refinancing from Agent and Borrower may elect the financing option that is more favorable to Borrower.

III. FEES AND OTHER CHARGES

     3.1 Commitment Fee

     On or before the Closing Date, Borrowers shall pay to Agent, for the ratable benefit of Revolving Lenders, a nonrefundable commitment fee equal to Sixty Thousand Dollars ($60,000). On or before the Closing Date, Borrowers shall pay to Agent, for the ratable benefit of Term Lenders, a nonrefundable commitment fee equal to Twenty Thousand Dollars ($20,000). On or before the Closing Date, Borrowers shall pay to Agent, for the ratable benefit of Equipment Acquisition Term Lenders, a nonrefundable commitment fee equal to Ten Thousand Dollars ($10,000.00).

     3.2 Unused Line Fee

     Borrowers shall pay to Agent, for the ratable benefit of Revolving Lenders, an unused line fee (the "Unused Line Fee") in an amount equal to one-half of one percent (0.5%) per annum of the difference derived by subtracting (a) the daily average amount of the balances under the Revolving Facility outstanding during the preceding month, from (b) the Facility Cap. The Unused Line Fee shall be payable monthly in arrears on the first day of each successive calendar month (starting with the month in which the Closing Date occurs).

     3.3 Collateral Management Fee

     Borrowers shall pay Agent for its own account a monthly collateral management fee (the "Collateral Management Fee") in an amount equal to one percent (1.00%) per annum of the daily average amount of the balances under the Revolving Facility outstanding during the preceding month. The Collateral Management Fee shall be payable monthly in arrears on the first day of each successive calendar month (starting with the month in which the Closing Date occurs).

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

     3.4 Early Termination Fee

     If (a) Borrowers terminate this Agreement under Section 11.1 hereof or otherwise make final payment of the Obligations, (b) Agent or any Lender demands or accelerates the Obligations, or Borrowers are otherwise required to make payment in full of the Obligations, or Lender's obligations to make loans shall terminate under the occurrence of an Event of Default, (c) a Change of Control occurs that has not been consented to in writing by Agent prior to the consummation thereof, and/or final payment of all outstanding Obligations pursuant to Section 2.14 occurs or is required to occur, (d) any other termination of this Agreement and/or final prepayment of the Obligations occurs, whether by virtue of Agent's exercising its right of set-off or otherwise, or
(e) any automatic acceleration of any Loan or Obligations or cessation of lending on account of or during or payment or reduction of any outstanding Loan or Obligations is made on account of or during a bankruptcy, reorganization or other proceeding or liquidation or pursuant to any Debtor Relief Law (each, a "Termination"), then, at the effective date of any such Termination, Borrowers shall pay Agent, for the ratable benefit of Lenders (in addition to the then outstanding principal, accrued interest and other Obligations owing pursuant to the terms of this Agreement and any other Loan Document), as yield maintenance for the loss of bargain and not as a penalty, an amount equal to the applicable Termination Fee.

     3.5 Computation of Fees; Lawful Limits

     All fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed in each calculation period, as applicable. In no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Agent, for the benefit of Lenders, for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Agent or Lenders shall have received interest or any other charges of any kind which might be deemed to be interest under applicable law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrowers hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance, Agent and Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this
Section 3.5 shall control to the extent any other provision of any Loan Document is inconsistent herewith.

     3.6 Default Rate of Interest

     Upon the occurrence and during the continuation of an Event of Default, the Applicable Rate of interest in effect at such time with respect to the Obligations shall be increased by three percent (3.0%) per annum (the "Default Rate") upon written notice of such increase given by Agent to Borrowers or if such Event of Default occurs under Sections VIII (g) or (h), automatically upon the occurrence of the event or condition that triggered such Event of Default.

     3.7 Acknowledgement of Joint and Several Liability, Cross-Guaranty and Contribution Rights; Guaranty Enforcement

          (a) Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents. Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all Affiliated entities by common ownership, (ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that the Lenders extend such a common credit facility on the terms herein provided, (iv) the Lenders will be lending against, and relying on a lien upon, all of Borrowers' assets even though the proceeds of any particular loan made hereunder may not be advanced directly to a particular Borrower, (v) each Borrower will nonetheless benefit by the making of all such loans by each Lender and the availability of a single credit facility of a size greater than each could independently warrant, (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower, and (vii) the Borrowers have each executed the Notes as co-makers of the Notes and that it would not be able to obtain the credit provided by the Lenders hereunder without the financial support provided by the other Borrowers.

          (b) Each Borrower hereby guarantees the prompt payment and performance in full of all Obligations. Such guarantee constitutes a guarantee of payment and not of collection. Each Borrower's obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, any Guarantor, if any, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance, or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower or Guarantor, if any, or any part thereof, or any other agreement now or hereafter executed by any other Borrower or Guarantor, if any, and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower or Guarantor, if any, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the United States Bankruptcy Code (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower (other than actual indefeasible payment in full in cash). With respect to any Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Advances or other extensions of credit made to any of the other Borrowers hereunder, such Borrower waives, until the Obligations (other than indemnity obligations under the Loan Documents not then due and payable for any events of claims that would give rise thereto that are not then pending) shall have been indefeasibly paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any Guarantor, if any, of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Agent and/or any Lender. During any Event of Default, the Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

          (c) Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Advances made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an "Accommodation Payment"), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers. As of any date of determination, the "Allocable Amount" of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (i) rendering such Borrower "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (ii) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or
     (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this Section 3.7 shall be subordinate in right of payment to the prior payment in full of the Obligations. The provisions of this Section 3.7 shall, to the extent inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

          (d) If (i) any court holds that the Borrowers are guarantors and not jointly and severally liable or (ii) bankruptcy or reorganization proceedings at any time are instituted by or against any Borrower under any Debtor Relief Law, each Borrower hereby: (A) until indefeasible payment in full of the Obligations, expressly and irrevocably waives, to the fullest extent possible, on behalf of such Borrower, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and which such Borrower may have or hereafter acquire against any Person in connection with or as a result of such Borrower's execution, delivery and/or performance of this Agreement, or any other documents to which such Borrower is a party or otherwise; (B) until indefeasible payment in full of the Obligations, expressly and irrevocably waives any "claim" (as such term is defined in the Bankruptcy Code) of any kind against any other Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Borrower by the Agent or a Lender or any other Person; and (C) acknowledges and agrees (I) that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this Agreement, and (II) that the Agent and the Lenders and their successors and assigns are intended beneficiaries of this waiver, and agreements set forth in this Section 3.7 and their rights under this Section 3.7 shall survive payment in full of the Obligations.

          (e) This Agreement shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to each Borrower until all Obligations created or existing before receipt of such notice shall have been indefeasibly fully paid. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against, any one or more Borrowers shall release or discharge the other Borrowers.

          (f) EACH BORROWER WAIVES THE FILING OF A CLAIM WITH A COURT IN THE EVENT OF RECEIVERSHIP OR BANKRUPTCY OF ANY BORROWER, AND WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH ANY BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE AGENT OR ANY LENDER IN ENFORCING THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST ANOTHER BORROWER OR ANY OTHER PARTY LIABLE TO THE AGENT OR ANY LENDER IN ANY MANNER. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO ANY BORROWER BY ANY OTHER BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE AGENT OR ANY LENDER, ARE HEREBY SUBORDINATED TO THE AGENT'S AND ANY SUCH LENDER'S CLAIMS AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT ARE ASSIGNED TO THE AGENT FOR THE BENEFIT OF THE LENDERS. EACH BORROWER RATIFIES AND CONFIRMS WHATEVER THE AGENT OR A LENDER MAY DO PURSUANT TO THE TERMS HEREOF, AND AGREES THAT NEITHER THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY ERROR IN JUDGMENT OR MISTAKES OF FACT OR LAW. EACH BORROWER HEREBY AGREES THAT IT MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE AGENT OR ANY LENDER AGAINST ANY OTHER BORROWER.

          (g) Should a claim be made upon the Agent or any Lender at any time for repayment of any amount received by the Agent or any Lender in payment of the Obligations, or any part thereof, whether received from any Borrower or received by the Agent or any Lender as the proceeds of Collateral, by reason of: (1) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or any Lender or any of their property, or (2) any settlement or compromise of any such claim effected by the Agent or any Lender, in its sole discretion, with the claimant (including a Borrower), each Borrower shall remain liable to the Agent or any such Lender for the amount so repaid to the same extent as if such amount had never originally been received by the Agent or any such Lender, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the indebtedness. To the extent the

     Agent is required to repay any such amount, each Lender shall, to the extent the Agent previously paid to such Lender a portion of the amount which must be repaid, upon demand of the Agent, return to the Agent the amount which had previously been paid by the Agent to such Lender.

          (h) To the extent that any payment to, or realization by, the Lender or the Agent on the Obligations exceeds the limitations of this Section 3.7 and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited shall in all events remain in full force and effect and be fully enforceable against such Borrower. This Section 3.7 is intended solely to reserve the rights of the Lenders and the Agent hereunder against each Borrower, in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and neither the Borrowers, any guarantor of the Obligations nor any other Person shall have any right, claim or defense under this Section 3.7 that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.

IV.  CONDITIONS PRECEDENT

     4.1 Conditions to Initial Advance, Funding the Term Loan and Closing

     The obligations of Lenders to consummate the transactions contemplated herein and to make the initial Advance under the Revolving Facility (the "Initial Advance"), to fund the Term Loan and to fund the initial Draw under the Equipment Acquisition Term Loan (the "Initial Draw")are subject, in each case, to the satisfaction, in the judgment of Agent, in its Permitted Discretion, of the following:

          (a) (i) Each  Borrower  shall  have  delivered  to Agent  (A) the Loan
     Documents to which it is a party, each duly executed by an authorized officer of such Borrower and the other parties thereto, (B) the Life Insurance Policy, and (C) a Borrowing Certificate for the Initial Advance and a Draw Notice for the Initial Draw under the Equipment Acquisition Term Loan, executed by an authorized officer of such Borrower and (ii) each Guarantor (if any) shall have delivered to Agent the Loan Documents to which such Guarantor is a party, each duly executed and delivered by such Guarantor or an authorized officer of such Guarantor, as applicable, and the other parties thereto;

          (b) all in form and substance satisfactory to Agent in its Permitted Discretion, Agent shall have received (i) a report of Uniform Commercial Code financing statement, tax and judgment lien searches performed with respect to Borrowers and any Guarantor in each jurisdiction determined by Agent in its Permitted Discretion, and such report shall show no Liens on the Collateral (other than Permitted Liens and Liens to be terminated at Closing), (ii) each document (including, without limitation, any Uniform Commercial Code financing statement) required by any Loan Document or under law or requested by Agent to be filed, registered or recorded to create, in favor of Agent, for the benefit of Lenders, a first priority (other than with respect to property or covered by Priority Permitted Liens) and perfected security interest upon the Collateral, (iii) evidence of each such filing, registration or recordation and of the payment by Borrowers of any necessary fee, tax or expense relating thereto, and (iv) evidence of the amount due with respect to the Mississippi personal property tax owing by Borrowers and the payment thereof with proceeds of the Initial Advance;

          (c) Agent shall have received (i) the Charter and Good Standing Documents, all in form and substance acceptable to Agent in its Permitted Discretion, (ii) a certificate of the corporate secretary or assistant secretary of each Borrower dated the Closing Date, as to the incumbency and signature of the Persons executing the Loan Documents on behalf of such Borrower, in form and substance acceptable to Agent in its Permitted Discretion, (iii) the written legal opinions of counsel and/or special counsel for Borrowers and each Guarantor, if any, in each case in form and substance satisfactory to Agent in its Permitted Discretion and its counsel and usual and customary for transactions of this type, and (iv) a certificate executed by an authorized officer of each Borrower, which shall constitute a representation and warranty by such Borrower as of the Closing Date, the Borrowing Date for the Initial Advance and the date of funding of the Term Loan that the conditions contained in this Agreement have been satisfied;

          (d) Agent shall have received a certificate of the chief financial officer (or, in the absence of a chief financial officer, the chief executive officer) of each Borrower, in form and substance satisfactory to Agent in its Permitted Discretion (each, a "Solvency Certificate"), certifying (i) the solvency of such Borrower after giving effect to the transactions and the Indebtedness contemplated by the Loan Documents, and
     (ii) as to such Borrower's financial resources and anticipated ability to meet its obligations and liabilities as they become due, to the effect that as of the Closing Date and the Borrowing Date for the Initial Advance, the date of funding of the Term Loan, and the date of funding of the Initial Draw under the Equipment Acquisition Term Facility and after giving effect to such transactions and Indebtedness: (A) the assets of such Borrower, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Borrower, and
     (B) no unreasonably small capital base with which to engage in its anticipated business exists with respect to such Borrower;

          (e) Agent shall have completed examinations, the results of which shall be satisfactory in form and substance to Agent, of the Collateral, the financial statements and the books, records, business, obligations, financial condition and operational state of Borrowers and any Guarantor, and Borrowers shall have demonstrated to Agent's satisfaction in its Permitted Discretion that (i) their operations comply, in all respects deemed material by Agent, in its Permitted Discretion, with all applicable federal, state, foreign and local laws, statutes and regulations, (ii) their operations are not the subject of any governmental investigation, evaluation or any remedial action which could result in any expenditure or liability deemed material by Agent, in its Permitted Discretion, and (iii) they have no liabilities or obligations (whether contingent or otherwise) that are deemed material by Agent, in its Permitted Discretion;

          (f) Agent shall have received (or is satisfied that it will receive simultaneously with the funding of the Term Loan and/or Initial Advance and/or Initial Draw, as applicable) all fees, charges and expenses due and payable to Agent and Lenders on or prior to the Closing Date pursuant to the Loan Documents;

          (g) all in form and substance satisfactory to Agent in its Permitted Discretion, Agent shall have received such consents, approvals and agreements from such third parties as Agent and its counsel shall determine in their Permitted Discretion are necessary or desirable with respect to
     (i) the Loan Documents and/or the transactions contemplated thereby, (ii) claims against any Borrower or any Guarantor or the Collateral, (iii) a no-offset agreement from VitaRich Laboratories, Inc., and/or (iv) agreements, documents or instruments to which Borrower is a party or by which any of its properties or assets are bound or subject, including, without limitation, Landlord Waivers and Consents with respect to each property leased by any Borrower and Mortgagee Waivers and Consents with respect to each property owned by any Borrower that is subject to a mortgage;

          (h) Each Borrower shall be in compliance with Section 7.7 and Section 6.5, and Agent shall have received original certificates of all such required insurance policies and confirming that they are in effect and that the premiums due and owing with respect thereto have been paid in full and naming only the Agent, for the benefit of itself and Lenders, as sole beneficiary or loss payee and additional insured, as appropriate;

          (i) all corporate and other proceedings, documents, instruments and other legal matters in connection with the transactions contemplated by the Loan Documents (including, but not limited to, those relating to corporate and capital structures of Borrowers) shall be satisfactory to Agent in its Permitted Discretion;

          (j) no default shall exist pursuant to any obligations of any Borrower or any Guarantor, if any, under any material contract, and each Borrower and each Guarantor shall be in compliance with applicable laws and there shall exist no fact, condition or circumstance which, with the passage of time, the giving of notice or both, could reasonably be expected to constitute or become a default under any material contract to which any Borrower or any Guarantor is a party or any law to which any Borrower or any Guarantor is subject;

          (k) no Borrower, Guarantor or principal or key management personnel of any Borrower shall have been indicted or under active investigation by an U.S. Attorney for a felony crime;

          (l) Borrowers shall have established the Blocked Account(s) pursuant to Section 2.5;

          (m) Agent shall have received copies of all Permits required for or pursuant to which each Borrower and each Guarantor conducts the business in which it is currently engaged or is contemplated pursuant to the Loan Documents the absence of which to have could reasonably be expected to be, have or result in a Material Adverse Effect;

          (n) Agent shall have completed its due diligence examinations of Borrowers, including, without limitation, (i) an examination of the terms and conditions of all obligations owed by Borrowers and their Subsidiaries deemed material by Agent, the results of which shall be satisfactory in form and substance to Agent and (ii) customer reference checks and calls, credit checks, and background checks with respect to the relevant key management and principals of each Borrower and each Guarantor, if any;

          (o) Agent shall have received evidence (i) of repayment in full and termination of all liabilities and obligations of Borrowers to GECC and Dr. Pailla M. Reddy and all related documents, agreements and instruments and of all Liens and Uniform Commercial Code financing statements relating thereto, including, without limitation, any Liens and/or Uniform Commercial Code financing statements covering or relating to any assets or properties of any shareholder of any Borrower, (ii) of release and termination of, or Agent's authority to release and terminate, any and all Liens and/or
     Uniform Commercial Code financing statements in, on, against or with respect to any of the Collateral (other than Permitted Liens), and (iii) that any and all existing lockbox arrangements are either terminated or made subject to and covered by a Lockbox Agreement as required pursuant to
     Section 2.5;

          (p) there shall not have occurred any Material Adverse Change or Material Adverse Effect from that which was reflected on the financial statements provided to Agent or any liabilities or obligations of any nature with respect to any Borrower or any Guarantor which could reasonably be likely to have a Material Adverse Effect;

          (q) after giving effect to the Initial Advance and repayment of all ANIP payables that are 30 days or more past due, Borrowers must have Excess Availability plus unencumbered cash in deposit accounts subject to Account Control Agreements in favor of Agent of at least $1,000,000 and shall have provided to Agent evidence of the foregoing;

          (r) Borrowers shall have entered into the Employment Agreements and furnished copies thereof to Agent;

          (s) Agent shall have received from each Borrower and Guarantor, if any, a completed IRS Form 8821;

          (t) Agent shall have received (i) copies of all other intercompany agreements, management agreements, documents relating to borrowed money, Capital Leases, occupancy leases and other material contracts, and (ii) such other documents or materials as Agent shall deem necessary or appropriate, each in form and substance satisfactory to Agent in its Permitted Discretion;

          (u) Agent shall have received a complete and accurate list of all ANIP payables that are 30 days or more past due; and

          (v) Agent shall be satisfied, as determined in its sole and absolute discretion, with the results of its financial and operational audit of the Borrowers.

     4.2 Conditions to Each Advance and Funding of the Term Loan

     The obligations of Lenders to make any Advance under the Revolving Facility (including, without limitation, the Initial Advance) and/or to fund the Term Loan and/or to fund any Draw under the Equipment Acquisition Term Loan (including, without limitation, the Initial Draw) are subject to the satisfaction, in the judgment of Agent, in its Permitted Discretion, of the following additional conditions precedent:

          (a) Borrowers shall have delivered to Agent, (i) in the case of an Advance, a Borrowing Certificate for the Advance with necessary supporting documentation and (ii) in the case of a Draw, a Draw Notice with necessary supporting documentation, each executed by an authorized officer of

     Borrowers, which shall constitute a representation and warranty by all Borrowers as of the Borrowing Date that the conditions contained in this
     Section 4.2 and in Section 4.1 have been satisfied; provided, however, that any determination as to whether to fund Advances, Draws, or extension of credit shall be made by Agent, in its sole and absolute discretion;

          (b) each of the representations and warranties made by Borrowers and Guarantors in or pursuant to the Loan Documents shall be accurate in all material respects before and after giving effect to funding of the Term Loan and/or making such Advance, and/or funding of the Draw (except for those representations and warranties made as of a specific date), Borrowers and Guarantors shall be in compliance with all covenants, agreements and obligations under the Loan Documents, and no Default or Event of Default shall have occurred or be continuing or would exist after giving effect to the requested Advance and/or Term Loan and/or Draw on such date;

          (c) immediately after giving effect to the requested Advance, Term Loan, or Draw, the aggregate outstanding principal amount of Advances under the Revolving Facility shall not exceed the lesser of (i) the Facility Cap and (ii) the Availability;

          (d) there shall be no liabilities or obligations with respect to any Borrower of any nature whatsoever which, either individually or in the aggregate, could reasonably be likely to have or result in a Material Adverse Effect;

          (e) Agent shall have received all fees, charges and expenses payable to Agent and/or Lenders on or prior to such date pursuant to the Loan Documents; and

          (f) there shall not have occurred any Material Adverse Change or Material Adverse Effect.

V.  REPRESENTATIONS AND WARRANTIES

     Each Borrower, jointly and severally, represents and warrants as of the date hereof, the Closing Date, and each Borrowing Date, the date of funding of the Term Loan and the date of any Draw on the Equipment Acquisition Term Loan as follows:

     5.1 Organization and Authority

     Each Borrower is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of formation. Each Borrower (a) has all requisite power and authority to own its properties and assets (including, without limitation, the Collateral) and to carry on its business as now being conducted and as contemplated in the Loan Documents, (b) is duly qualified to do business in the jurisdictions set forth on Schedule 5.1, which are all of the jurisdictions in which failure so to qualify could reasonably be likely to have or result in a Material Adverse Effect, and (c) has all requisite power and authority (i) to execute, deliver and perform the Loan Documents to which it is a party, (ii) to borrow hereunder, (iii) to consummate the transactions contemplated under the Loan Documents, and (iv) to grant the Liens with regard to the Collateral pursuant to the Security Documents to which it is a party. No Borrower is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is controlled by such an "investment company."

     5.2 Loan Documents and Acquisition Documents

     The execution, delivery and performance by Borrowers of the Loan Documents to which any Borrower is a party, and the consummation of the transactions contemplated thereby, (a) have been duly authorized by all requisite action of such Borrower and have been duly executed and delivered by or on behalf of such Borrower; (b) do not violate any provisions of (i) any applicable law, statute, rule, regulation, ordinance or tariff, (ii) any order of any Governmental
Authority binding on such Borrower or any of its properties, or (iii) the certificate of incorporation or bylaws (or any other equivalent governing agreement or document) of such Borrower, or any agreement between such Borrower and its shareholders, members, partners or equity owners or among any such shareholders, members, partners or equity owners; (c) are not in conflict with, and do not result in a breach or default of or constitute an event of default, or an event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any indenture, agreement or other instrument to which such Borrower is a party, or by which the properties or assets of such Borrower are bound, the effect of which could reasonably be expected to be, have or result in a Material Adverse Effect; (d) except as set forth herein or therein, will not result in the creation or imposition of any Lien of any nature upon any of the properties or assets of any Borrower, and (e) except as set forth on
Schedule 5.2 and except for filings in connection with the perfection of Agent's Liens, do not require the consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person. When executed and delivered, each of the Loan Documents to which such Borrower is a party will constitute the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity).

     5.3 Subsidiaries, Capitalization and Ownership Interests

     No Borrower has any Subsidiaries other than those Persons listed as Subsidiaries on Schedule 5.3 as of the Closing Date. Schedule 5.3 states the authorized and issued capitalization of each Borrower, and the number and class of equity securities and/or ownership, voting or partnership interests issued and outstanding of such Borrower and the beneficial and record owners thereof (including options, warrants and other rights to acquire any of the foregoing) as of the Closing Date. The outstanding equity securities and/or ownership, voting or partnership interests of each Borrower have been duly authorized and validly issued and are fully paid and nonassessable and each Person listed on
Schedule 5.3 as of the Closing Date owns beneficially and of record all of the equity securities it is listed as owning free and clear of any Liens other than Liens created by the Loan Documents. Schedule 5.3 also lists the directors, members, managers and/or partners of each Borrower as of the Closing Date. Except as listed on Schedule 5.3 as of the Closing Date, no Borrower (i) owns any Investment Property nor (ii) owns any interest or participates or engages in any joint venture, partnership or similar arrangements with any Person.

     5.4 Properties

     Each Borrower (a) is the sole owner and has good, valid and marketable title to, or a valid leasehold interest in, license of, or right to use, all of its properties and assets, including the Collateral, whether personal or real, subject to no transfer restrictions or Liens of any kind except for Permitted Liens, and (b) is in compliance in all material respects with each lease or license to which it is a party or otherwise bound. Schedule 5.4 lists all real properties (and their locations) owned or leased by or to, and all other material assets or property that are leased or licensed by, any Borrower and all leases (including leases of leased real property) covering or with respect to such properties and assets. Each Borrower enjoys peaceful and undisturbed possession under all such leases and such leases are all the leases necessary for the operation of such properties and assets, are valid and subsisting and are in full force and effect. All personal property and assets of each Borrower that are material to the operation of the Business are in good repair, working order and condition (normal wear and tear excepted) and are suitable and adequate for the uses for which they are being used or are intended.

     5.5 Other Agreements

     Except as set forth on Schedule 5.5, no Borrower is (a) a party to any judgment, order or decree or any agreement, document or instrument, or subject to any restriction, which would materially adversely affect its ability to execute and deliver, or perform under, any Loan Document or to pay the Obligations, (b) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which it is a party or to which any of its properties or assets are subject, which default, if not remedied within any applicable grace or cure period, could reasonably be expected to be, have or result in a Material Adverse Effect, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to be, have or result in a Material Adverse Effect, or (c) a party or subject to any agreement, document or instrument with respect to, or obligation to pay any, service or management fee with respect to, the ownership, operation, leasing or performance of any of its business.

     5.6 Litigation

     Except as set forth on Schedule 5.6, there is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against any Borrower that (a) questions or could reasonably be expected to prevent the validity of any of the Loan Documents or the right of such Borrower to enter into any Loan Document or to consummate the transactions contemplated thereby, (b) could reasonably be expected to be, have or result in, either individually or in the aggregate, any Material Adverse Change or Material Adverse Effect, or (c) could reasonably be expected to result in any Change of Control or other change in the current ownership, control or management of such Borrower. No Borrower is aware that there is any basis for the foregoing. No Borrower is a party or subject to any audit, investigation, order, writ, injunction, judgment or decree of any Governmental Authority. There is no action, suit, proceeding or investigation initiated by any Borrower currently pending. No Borrower has any existing accrued and/or unpaid Indebtedness to any Governmental Authority or any other governmental payor.

     5.7 Hazardous Materials

     Each Borrower is in compliance in all material respects with all applicable Environmental Laws. Except as set forth in Schedule 5.7, no Borrower has been notified of any action, suit, proceeding or investigation (a) relating in any way to compliance by or liability of any Borrower under any Environmental Laws,
(b) which otherwise deals with any Hazardous Substance or any Environmental Law, or (c) which seeks to suspend, revoke or terminate any license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Substance.

     5.8 Tax Returns; Governmental Reports

     Except as set forth on Schedule 5.8, each Borrower (a) has filed all federal, state, foreign (if applicable) and local tax returns and other reports which are required by law to be filed by such Borrower, and (b) has paid all taxes, assessments, fees and other governmental charges, including, without limitation, payroll and other employment related taxes, in each case that are due and payable, except only for items that such Borrower is currently contesting in good faith and that are described on Schedule 5.8.

     5.9 Financial Statements and Reports

     All financial statements and financial information relating to Borrowers that have been or may hereafter be delivered to Agent by Borrowers are (a) accurate and complete in accordance with GAAP, (b) consistent with the books of account and records of Borrowers, (c) have been prepared in accordance with GAAP on a consistent basis throughout the indicated periods, except that the unaudited financial statements contain no footnotes or year-end adjustments, and
(d) present fairly in all material respects the consolidated financial condition, assets and liabilities and results of operations of Borrowers at the dates and for the relevant periods indicated in accordance with GAAP on a basis consistently applied. Borrowers have no material obligations or liabilities of any kind not disclosed in such audited financial information or statements, and since the date of the most recent financial statements submitted to Agent, there has not occurred any Material Adverse Change or Material Adverse Effect or, to Borrowers' knowledge, any other event or condition that could reasonably be expected to be, have or result in a Material Adverse Effect.

     5.10 Compliance with Law; Business

     Each Borrower (a) is in compliance with all guidelines, standards, laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority applicable to such Borrower, the Business and/or such Borrower's assets or operations, including, without limitation, the Federal Food, Drug, and Cosmetic Act, as amended, the Dietary Supplement Health and Education Act of 1994, as amended, ERISA and any laws or regulations pertaining to the Business,
(b) is in compliance with all guidelines, policies, standards, rules, regulations, and requirements of the Consumer Product Safety Commission, the OTC Monograph System, the United States Pharmacopeia and other applicable industry organization setting standards for the Business (an "ISO"), and (c) is not in violation of any order or requirement of any Governmental Authority, ISO, or other board or tribunal, except, in the case of (a), (b), or (c) where noncompliance or violation could not reasonably be expected to be, have or result in a Material Adverse Effect. There is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to be, have or result in a Material Adverse Effect. No Borrower has received any notice that any Borrower is not in material compliance in any respect with any of the requirements of any of the foregoing. No Borrower has
(i) engaged in any Prohibited Transactions as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, (ii) failed to meet any applicable minimum funding requirements under Section 302 of ERISA in respect of its plans and no funding requirements have been postponed or delayed, (iii) knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any of the employee benefit plans, (iv) any fiduciary responsibility under ERISA for investments with respect to any plan existing for the benefit of Persons other than its employees or former employees, or (v) withdrawn, completely or partially, from any multi-employer pension plans so as to incur liability under the MultiEmployer Pension Plan Amendments of 1980. With respect to each Borrower, there exists no event described in Section 4043 of ERISA, excluding Subsections 4043(b)(2) and 4043(b)(3) thereof, for which the thirty (30) day notice period contained in 12 C.F.R. ss. 2615.3 has not been waived. Each Borrower has maintained in all material respects all records required to be maintained by any applicable Governmental Authority or ISO. None of Borrowers nor their respective predecessors have engaged, or do not engage, directly or indirectly, in any business other than the Business.

     5.11 Intellectual Property

     Except as set forth on Schedule 5.11, no Borrower owns, licenses or utilizes, and is not a party to, any patents, patent applications, trademarks, trademark applications, service marks, service mark applications, registered copyrights, copyright applications, copyrights, trade secrets, trade names, software or licenses. The items listed on Schedule 5.11 constitute all of the Intellectual Property necessary or required for the operation of Borrowers' business as of the Closing Date and as proposed to be conducted and Borrowers own or have a valid and enforceable right to use all such Intellectual Property. All such items are in full force and effect and not in known conflict with the rights of others. No Borrower is in breach of or default under the provisions of any of the foregoing, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to be, have or result in a Material Adverse Effect.

     5.12 Licenses and Permits; Labor

     Each Borrower is in compliance with and has all Permits and Intellectual Property necessary or required by applicable law, Governmental Authority, or ISO for the operation of its Businesses as presently conducted and as proposed to be conducted except where noncompliance, violation or lack thereof could not reasonably be expected to be, have or result in a Material Adverse Effect.
Schedule 5.12 lists all Permits necessary or required by applicable law, Governmental Authority, or ISO for the operation of Borrowers' businesses as of the Closing Date and as proposed to be conducted except where noncompliance, violation or lack thereof could not reasonably be expected to be, have or result in a Material Adverse Effect. All Permits necessary or required by applicable law, Governmental Authority, or ISO for the operation of Borrowers' business are in full force and effect and not in known conflict with the rights of others, except where such conflict or lack of being in full force and effect could not reasonably be expected to be, have or result in a Material Adverse Effect. No Borrower (a) is in breach of or default under the provisions of any of the foregoing, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period could reasonably be expected to be, have or result in a Material Adverse Effect, and (b) is nor has been involved in any labor dispute, strike, walkout or union organization.

     5.13 No Default; Solvency

     There does not exist any Default or Event of Default or any event, fact, condition or circumstance which, with the giving of notice or passage of time or both, would likely constitute or result in a Default or Event of Default. Each Borrower is and, after giving effect to the transactions and the Indebtedness contemplated by the Loan Documents, will be solvent and able to meet its obligations and liabilities as they become due, and the assets of such Borrower, at a Fair Valuation, exceed the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Borrower, and no unreasonably small capital base with which to engage in its anticipated business exists with respect to such Borrower.

     5.14 Disclosure

     No Loan Document nor any other agreement, document, certificate, or statement furnished to Agent by or on behalf of any Borrower in connection with the transactions contemplated by the Loan Documents, nor any representation or warranty made by any Borrower in any Loan Document, contains any untrue statement of material fact or omits to state any fact necessary to make the factual statements therein taken as a whole not materially misleading in light of the circumstances under which it was furnished. There is no fact known to any Borrower which has not been disclosed to Agent in writing which could reasonably be expected to be, have or result in a Material Adverse Effect.

     5.15 Existing Indebtedness; Investments, Guarantees and Certain Contracts

     Except as  contemplated  by the Loan Documents or as otherwise set forth on
Schedule 5.15, no Borrower (a) has outstanding Indebtedness, (b) is subject or party to any mortgage, note, indenture, indemnity or guarantee of, with respect to or evidencing any Indebtedness of any other Person, and/or (c) owns or holds any equity or long-term debt investments in, nor has any outstanding advances to or any outstanding guarantees for, the obligations of, or any outstanding borrowings from, any other Person. Each Borrower has performed all material obligations required to be performed by such Borrower pursuant to or in connection with any items listed on Schedule 5.15 and there has occurred no breach, default or event of default under any document evidencing any such items or any fact, circumstance, condition or event which, with the giving of notice or passage of time or both, would constitute or result in a breach, default or event of default thereunder. Except for Permitted Indebtedness, actions permitted under Section 7.4 and as set forth on Schedule 5.15, no Borrower, directly or indirectly, has made, and there does not exist, any loans, advances or guarantees to or for the benefit of any Person or agreements to assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person.

     5.16 Affiliated Agreements

     Except as set forth on Schedule 5.16, (i) there are no existing or proposed agreements, arrangements, understandings or transactions between any Borrower and any of such Borrower's officers, members, managers, directors, stockholders, partners, other interest holders, employees, or Affiliates or any members of their respective families, and (ii) to each Borrower's knowledge, none of the foregoing Persons are directly or indirectly, indebted to or have any direct/or indirect ownership, partnership or voting interest in, any Affiliate of any Borrower or any Person with which any Borrower has a business relationship or which competes with any Borrower (except that any such Persons may own stock in (but not exceeding two (2%) percent of the outstanding capital stock of) any publicly traded company that may compete with any Borrower.

     5.17 Insurance

     Each Borrower has in full force and effect such insurance policies as are customary in its industry and as may be required pursuant to Section 6.5 hereof. All such insurance policies as of the Closing Date are listed and described on
Schedule 5.17. No Borrower has assumed or is subject to any risks or liabilities other than those relating to its Business.

     5.18 Names; Location of Offices, Records and Collateral; Deposit Accounts and Investment Property

     During the preceding five (5) years, none of Borrowers, nor any of their respective predecessors, have conducted business under or used any name (whether corporate, partnership or assumed) other than as shown on Schedule 5.18A. Each Borrower is (or such Borrower's predecessors were) the sole owner(s) of all of its names listed on Schedule 5.18A, and any and all business done and invoices issued in such names are such Borrower's (or any such predecessors' ) sales, business and invoices. Each trade name of each Borrower represents a division or trading style of such Borrower. Each Borrower maintains, and such Borrower's predecessors maintained, their respective places of business and chief executive offices only at the locations set forth on Schedule 5.18B or, after the Closing Date, as additionally disclosed to Agent in writing in accordance with Section 7.4, and all Accounts of such Borrower arise, originate and are located, and all of the Collateral and all books and records in connection therewith or in any way relating thereto or evidencing the Collateral are located and shall be only, in and at such locations. All of the Collateral is located only in the continental United States. Schedule 5.18C lists all of each Borrower's Deposit Accounts and Investment Property as of the Closing Date.

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

     5.19 Non-Subordination

     The Obligations are not subordinated in any way to any other obligations of any Borrower or to the rights of any other Person.

     5.20 Accounts

     In determining which Accounts are Eligible Receivables, Agent may rely on all statements and representations made by Borrowers with respect to any Account. Unless otherwise indicated in writing to Agent, each Account of each Borrower (a) is genuine and in all material respects what it purports to be and is not evidenced by a judgment, (b) arises out of a completed, bona fide sale and delivery of goods or rendering of services by such Borrower in the ordinary course of business and in accordance with the terms and conditions of all purchase orders, contracts, certifications, participations, certificates of need and other documents relating thereto or forming a part of the contract between such Borrower and the Account Debtor, (c) is for a liquidated amount maturing as stated in a claim or invoice covering such sale of goods or rendering of services, a copy of which has been furnished or is available to Agent, (d) together with Agent's security interest therein, is not and will not be in the future (by voluntary act or omission by such Borrower), subject to any offset, lien, deduction, defense, dispute, counterclaim or other adverse condition, is absolutely owing to such Borrower and is not contingent in any respect or for any reason (other than pursuant to Permitted Liens or offsets, deductions, defenses, disputes or counterclaims arising in the ordinary course of business),
(e) there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements delivered to Agent with respect thereto (other than those arising in the ordinary course of business), (f) to best of such Borrower's knowledge, (i) the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise thereto was executed and (ii) such Account Debtor is solvent, (g) to best of such Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectability thereof, (h) has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and is in compliance and conformance with any requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account, and (i) such Borrower has obtained and currently has all Permits necessary in the generation thereof.

     5.21 Legal Investments; Use of Proceeds

     The Borrowers are not engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock" or "margin security" (within the meaning of Regulations T, U or X issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loans will be used to purchase or carry any margin stock or margin security or to extend credit to others for the purpose of purchasing or carrying any margin stock or margin security.

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

     5.22 Broker's or Finder's Commissions

     Except as set forth on Schedule 5.22 (the payment of which is the sole obligation of the Borrower and shall be made upon the Closing Date), no broker's or finder's or placement fee or commission will be payable to any broker or agent engaged by the Borrowers or any of its officers, directors or agents with respect to the issue of the Notes, or the transactions contemplated by this Agreement except for fees payable to Agent and the Lenders. The Borrowers agree to indemnify Agent and Lenders and hold them harmless from against any claim, demand or liability for broker's or finder's or placement fees or similar commissions, whether or not payable by the Borrowers, alleged to have been incurred in connection with such transactions, other than any broker's or finder's fees payable to Persons engaged by Agent or Lenders without the knowledge of the Borrowers.

     5.23 Survival

     Each Borrower makes the representations and warranties contained herein with the knowledge and intention that Agent and Lenders are relying and will rely thereon. All such representations and warranties will survive the execution and delivery of this Agreement, the Closing and the making of any and all Advances and/or the funding of the Term Loan and/or the funding of any Draw.

VI.  AFFIRMATIVE COVENANTS

     Each Borrower, jointly and severally, covenants and agrees that, until full performance and satisfaction, and indefeasible payment in full in cash, of all the Obligations and termination of this Agreement:

     6.1 Financial Statements, Reports and Other Information

          (a) Financial Reports. Borrowers shall furnish to Agent (i) as soon as available and in any event within one hundred five (105) calendar days after the end of each fiscal year of Borrowers, audited annual consolidated financial statements of Borrowers, including the notes thereto, consisting of a consolidated balance sheet at the end of such completed fiscal year and the related consolidated statements of income, cash flows and stockholders' equity for such completed fiscal year, which financial statements shall be prepared and certified without qualification by an independent certified public accounting firm satisfactory to Agent in its Permitted Discretion and accompanied by related management letters, if available, together with unaudited, management prepared, consolidating balance sheets and statements of income, cash flows and stockholders' equity for such completed fiscal year, (ii) as soon as available and in any event within fifty (50) calendar days after the end of each fiscal quarter of Borrowers (other than the last fiscal quarter of each fiscal year), unaudited consolidated and consolidating financial statements of Borrowers consisting of a balance sheet and statements of income, and cash flows and stockholders' equity as of the end of the immediately preceding fiscal quarter, (iii) as soon as available and in any event within thirty (30)
     calendar days after the end of each calendar month (other than the last calendar month of a fiscal quarter), unaudited consolidated and consolidating financial statements of Borrowers consisting of a balance sheet and statements of income, cash flows and stockholders' equity as of the end of the immediately preceding calendar month, and (iv) within thirty

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

     (30) calendar days after the end of each calendar month, a listing of all proposed non-recurring adjustments to EBITDA during such calendar month. All such financial statements shall be prepared in accordance with GAAP consistently applied with prior periods (subject, as to interim statements, to lack of footnotes and year-end adjustments). With each quarterly and annual financial statement, Borrowers shall also deliver a compliance certificate of its chief financial officer in the form satisfactory to Agent stating that (A) such person has reviewed the relevant terms of the Loan Documents and the condition of Borrowers, (B) no Default or Event of Default has occurred or is continuing, or, if any of the foregoing has occurred or is continuing, specifying the nature and status and period of existence thereof and the steps taken or proposed to be taken with respect thereto, (C) Borrowers are in compliance with all financial covenants in this Agreement attached as Annex I hereto.

          (b) Other Materials. Borrowers shall furnish to Agent as soon as available, and in any event within ten (10) calendar days after the preparation or issuance thereof or such other time as set forth below, as applicable: (i) copies of such financial statements (other than those required to be delivered pursuant to Section 6.1(a)) prepared by, for or on behalf of Borrowers and any other notes and reports related thereto, including, without limitation, any pro forma financial statements and monthly board reports, (ii) any reports, returns, information, notices and other materials that any Borrower shall send to its stockholders, members, partners and/or other equity owners generally or by class at any time together with any and all supporting documentation related thereto and notices of or to directors of meetings together with supporting documentation related thereto, (iii) within fifty (50) calendar days after the end of each calendar quarter, a report listing and describing material details about any and all new contracts entered into by any Borrower during the calendar quarter then ended, (iv) within thirty (30) calendar days after the end of each calendar month, a monthly operating report for each Borrower, which report shall include Capital Expenditures for such month, payments (if any) received on the Indebtedness due from NFLI during such month, the amount of Borrowers' depreciation and amortization during such month and a detailed comparison of the actual year-to-date operating results against (A) the projected operating budget for such period and (B) the actual operating results for the same period during the prior calendar year, in each case inclusive of profit and loss statements, (v) within ten
     (10) calendar days of the end of each month, a month end summary of the full physical inventory test count at Bactolac conducted as of the last day of the prior month; (vi) copies of any reports submitted to Borrowers by their independent accountants in connection with any interim audit of the books of such Person or any of its Affiliates and copies of each management control letter provided by such independent accountants, (vii) copies of any and all materials, documents, instrument and other items that relate to, secure, evidence, give rise to or generate or otherwise relate to the Collateral, (ix) copies of all pleadings and motions filed by or against any Borrower in connection with the bankruptcy proceedings relating to NFLI; and (x) such additional information, documents, statements, reports and other materials as Agent may request in its Permitted Discretion from time to time. Borrowers shall furnish to Agent not less than thirty (30) calendar days prior to the commencement of each fiscal year in the Term, a list setting forth the location of the Collateral. Borrowers shall furnish to Agent within ten (10) calendar days after the end of each calendar month a report specifying all unpaid amounts, fees, payables and balances owing to any Governmental Authority (other than for taxes) as of the last day of such ended calendar month.

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

          (c) Notices.  Borrowers shall promptly,  and in any event within three
     (3) Business Days after any Borrower or any authorized officer of any Borrower obtains knowledge thereof, notify Agent in writing of (i) any pending or threatened litigation, suit, investigation, arbitration, dispute resolution proceeding or administrative or regulatory proceeding brought or initiated by or against any Borrower or otherwise affecting or involving or relating to any Borrower or any of Borrowers' property or assets to the extent (A) the amount in controversy exceeds $25,000 individually or $75,000 in the aggregate for all such events, or (B) to the extent any of the foregoing seeks injunctive relief, (ii) any Default or Event of Default, which notice shall specify the nature and status thereof, the period of existence thereof and what action is proposed to be taken with respect thereto, (iii) any other development, event, fact, circumstance or condition that could reasonably be expected to be, have or result in a Material Adverse Effect, in each case describing the nature and status thereof and the action proposed to be taken with respect thereto, (iv) any notice received by any Borrower from any payor of a claim, suit or other action such payor has, claims or has filed against any Borrower for an amount in excess of $25,000 individually or $75,000 in the aggregate, (v) any matter(s) in the amount of $25,000, individually or $75,000 in the aggregate, in existence at any one time affecting the value, enforceability or collectability of any of the Collateral, (vi) any notice given by any Borrower to any other lender of any Borrower and shall furnish to Agent a copy of such notice, (vii) receipt of any notice or request from any Governmental Authority or ISO regarding any audit or inspection of the Borrowers or of any product quality issues or potential product recall or of any liability or claim of liability in the amount equal to or exceeding $25,000 individually or $75,000 in the aggregate, (viii) receipt of any notice by any Borrower regarding termination of any lease of real property (other than by expiration of the term) or any senior executive, (ix) if any Account or other Collateral becomes evidenced or secured by an Instrument or Chattel Paper, (x) the filing, recording or assessment of any federal, state, local or foreign tax lien against the Collateral or any Borrower,
     (xi) any action taken or threatened to be taken by any Governmental Authority (or any notice of any of the foregoing) with respect to any Borrower which could reasonably be expected to be, have or result in a Material Adverse Effect or with respect to any Collateral, (xii) any change in the corporate name of any Borrower or Guarantor, (xiii) the loss, termination or expiration of any material contract to which any Borrower is a party or by which its properties or assets are subject or bound, and/or
     (xv) any breach, termination, rescission or notice of the foregoing by VitaRich Laboratories, Inc. of the no offset agreement received therefrom in favor of Agent and Lenders.

          (d) Consents. Borrowers shall obtain and deliver to Agent from time to time all required consents, approvals and agreements from such third parties as Agent shall determine are necessary or desirable in its Permitted Discretion and that are satisfactory to Agent in its Permitted Discretion with respect to (i) the Loan Documents and the transactions contemplated thereby, (ii) claims against any Borrower, or the Collateral, and/or (iii) any agreements, consents, documents or instruments to which any Borrower is a party or by which any properties or assets of any Borrower or any of the Collateral is or are bound or subject, including, without limitation, Landlord Waivers and Consents with respect to leases.

          (e) Operating Budget. Borrowers shall furnish to Agent on or prior to the Closing Date and for each fiscal year of Borrowers thereafter not less than thirty (30) calendar days prior to the commencement of such fiscal year, consolidated and consolidating month by month projected operating budgets, projections, profit and loss statements, income statements, balance sheets and cash flow reports of and for Borrowers for such upcoming fiscal year (including an income statement for and a balance sheet as at the end of each month), and annual projections for the fiscal years remaining in the Term, in each case prepared in accordance with GAAP consistently applied with prior periods (subject to lack of footnotes and year-end adjustments).

          (f) Shareholder Reports and Government Filings. Borrowers shall furnish to Agent, concurrently with the sending or filing thereof, a copy of any proxy statements, financial statements or reports which Borrowers have made available to their shareholders or other equity owners as a class or any class or series of shareholders or other equity owners as a class or series and a copy of any regular, periodic and special reports or registration statements which Borrowers file with the Securities and Exchange Commission, any stock exchange or any Governmental Authority.

          (g) Deposit Accounts, Other Accounts and Investment Property. Borrowers shall (i) promptly, and in any event within five (5) Business Days after any Borrower (A) establishes any Deposit Account, securities account, money market account or any similar account, or (B) becomes the owner of any Investment Property, in each case, on and with respect to which Agent, for itself and the benefit of the Lenders, does not have a perfected, first priority Lien, notify Agent of such, and thereafter (ii) deliver to Agent, within ten (10) Business Days, documentation to perfect Agent's, for its benefit and the benefit of the Lenders, Lien thereon, in each case in form and substance acceptable to Agent in its Permitted Discretion.

          (h) Intellectual Property. Borrowers shall furnish to Agent within five (5) Business Days after June 30 and December 31 of each year, a report specifying any Intellectual Property interests acquired by, obtained by, or licensed to Borrowers during the six-month period then ended, and shall deliver to Agent, within ten (10) Business Days, documentation to perfect Agent's, for its benefit and the benefit of the Lenders, Lien in such Intellectual Property, in each case in form and substance acceptable to Agent in its Permitted Discretion.

          (i) Payroll Taxes. Without limiting or being limited by any other provision of any Loan Document, Borrowers shall retain and use a third-party acceptable to Agent in its Permitted Discretion to process, manage and pay the payroll taxes of the Borrowers and shall cause to be delivered to Agent within ten (10) calendar days after the end of each calendar month a report of such payroll taxes of the Borrowers for the immediately preceding calendar month and evidence of payment thereof.

     6.2 Payment of Obligations

     Borrowers shall make full and timely indefeasible payment in cash of the principal of and interest on the Loans, Advances and all other Obligations. Simultaneously upon any prepayment in full of the Revolving Loan and all Advances thereunder and termination of the Revolving Facility, Borrowers shall make full indefeasible payment in cash of the principal of and interest on the Term Loan, Equipment Acquisition Term Loan and all other Obligations.

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

     6.3 Conduct of Business and Maintenance of Existence and Assets

     Each Borrower shall (a) conduct its business in accordance with good business practices customary to its industry, (b) engage principally in the same or similar lines of business substantially as heretofore conducted, (c) collect its Accounts in the ordinary course of business, (d) maintain all of its material properties, assets and equipment used or useful in its business in good repair, working order and condition (normal wear and tear and damage by fire or other casualty excepted and except as may be disposed of in the ordinary course of business and in accordance with and subject to the terms of the Loan Documents), (e) from time to time to make all necessary repairs, renewals and replacements thereof, (f) maintain and keep in full force and effect its existence and all material Permits and qualifications to do business and good standing in its jurisdiction of formation and each other jurisdiction in which the ownership or lease of property or the nature of its business makes such Permits or qualification necessary and in which failure to maintain such Permits or qualification could reasonably be expected to be, have or result in a Material Adverse Effect; (g) remain in good standing and maintain operations in all jurisdictions in which currently located, except where the failure to remain in good standing or maintain operations would not reasonably be expected to be, have or result in a Material Adverse Effect, and (h) maintain, comply with and keep in full force and effect its existence and all Intellectual Property and Permits necessary to conduct the Business the loss of which or failure to maintain could reasonably be expected to be, have or result in a Material Adverse Effect.

     6.4 Compliance with Legal and Other Obligations

     Each Borrower shall (a) comply with all guidelines, standards, policies, laws, statutes, rules, regulations, ordinances and tariffs of all Governmental Authorities and ISOs applicable to it or its products, business, assets or operations, (b) pay all taxes, assessments, fees, governmental charges, claims for labor, supplies, rent and all other obligations or liabilities of any kind, except liabilities being contested in good faith and against which adequate reserves have been established, (c) perform in accordance with its terms each contract, agreement or other arrangement to which it is a party or by which it or any of the Collateral is bound, and (d) properly file all reports required to be filed with any Governmental Authority and/or ISO, except under clauses (a),
(b), (c), and/or (d) where the failure to comply, pay, file or perform would not reasonably be expected to be, have or result in a Material Adverse Effect. Each Borrower shall conduct its manufacturing operations and shall maintain in effect quality control and assurance programs in accordance with FDA good manufacturing practices and guidelines and all other standards, guidelines, policies, laws, statutes, rules, and regulations of all Governmental Authorities and ISO's applicable to it or its products, business, assets, or operations where the failure to so comply would not reasonably be expected to be, have or result in a Material Adverse Effect.

     6.5 Insurance

     Each Borrower shall (a) ensure that the Life Insurance Policy is fully paid and in full force and effect at all times, (b) keep all of its insurable properties and assets adequately insured in all material respects against losses, damages and hazards as are customarily insured against by businesses engaging in similar activities or lines of business or owning similar assets or properties and at least the minimum amount required by this Agreement, applicable law and any agreement to which such Borrower is a party or pursuant to which such Borrower provides any services, including, without limitation, liability, errors and omissions and property and business interruption insurance, as applicable; and maintain general liability insurance at all times against liability on account of damage to persons and property having such limits, deductibles, exclusions and co-insurance and other provisions as are customary for a business engaged in activities similar to those of such Borrower; and (c) maintain insurance under all applicable workers' compensation laws; all of the foregoing insurance policies and coverage levels to (i) be satisfactory in form and substance to Agent in its Permitted Discretion, (ii) name Agent, for the benefit of itself and Lenders, as loss payee and additional insured thereunder, as applicable (except that Agent shall be named, for itself and for the benefit of Lenders, as sole beneficiary of the Life Insurance Policy and the Collateral Assignment of Life Insurance Policy), and (iii) expressly provide that they cannot be altered, amended or modified or canceled or terminated without thirty (30) Business Days prior written notice to Agent, and that they inure to the benefit of Agent, for the benefit of itself and Lenders, notwithstanding any action or omission or negligence of or by such Borrower, or any insured thereunder.

     6.6 True Books

     Each Borrower shall (a) keep true, complete and accurate (in accordance with GAAP) books of record and account in accordance with commercially reasonable business practices in which true and correct entries are made of all of its dealings and transactions in all material respects; and (b) set up and maintain on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business, and include such reserves in its quarterly as well as year end financial statements.

     6.7 Inspection; Periodic Audits

     Each Borrower shall permit the representatives of Agent, at the expense of Borrowers, from time to time during normal business hours upon reasonable notice, to (a) visit and inspect any of such Borrower's offices or properties or any other place where Collateral is located to inspect the Collateral and/or to examine and/or audit all of such Borrower's books of account, records, reports and other papers, (b) make copies and extracts therefrom, and (c) discuss such Borrower's business, operations, prospects, properties, assets, liabilities, condition and/or Accounts with its officers and independent public accountants (and by this provision such officers and accountants are authorized to discuss the foregoing), provided, however, that no such notice shall be required to do any of the foregoing if an Event of Default has occurred and is continuing.

     6.8 Further Assurances; Post Closing

     At Borrowers' cost and expense, each Borrower shall (a) within five (5) Business Days (or such longer period in the case of actions involving third parties as determined by Agent in its Permitted Discretion) after Agent's demand, take such further actions, obtain such consents and approvals and duly execute and deliver such further agreements, assignments, instructions or documents as Agent may request in its Permitted Discretion with respect to the purposes, terms and conditions of the Loan Documents and the consummation of the transactions contemplated thereby, whether before, at or after the performance

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

and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default, (b) without limiting and notwithstanding any other provision of any Loan Document, execute and deliver, or cause to be executed and delivered, such agreements and documents, and take or cause to be taken such actions, and otherwise perform, observe and comply with such obligations, as are set forth on Schedule 6.8, and (c) upon the exercise by Agent, any Lender or any of their Affiliates of any power, right, privilege or remedy pursuant to any Loan Document or under applicable law or at equity which requires any consent, approval, registration, qualification or authorization of any Person (including, without limitation, any Governmental Authority), execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that may be so required for such consent, approval, registration, qualification or authorization. Without limiting the foregoing, upon the exercise by Agent, any Lender or any of their Affiliates of any right or remedy under any Loan Document which requires any consent, approval or registration with, consent, qualification or authorization by, any Person, each Borrower shall execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments and other documents that Agent, any Lender or such Affiliate may be required to obtain for itself or on its behalf for such consent, approval, registration, qualification or authorization. Agent may, and upon the request of Required Lenders, shall, at any time and from time to time, request a certificate from an officer of each Borrower representing that all conditions precedent to the making of Loans contained herein are satisfied. Lenders may, at their respective option, cease to make any further Loans until Agent has received such certificate, and, in addition, Agent has determined that such conditions are satisfied, in its Permitted Discretion.

     6.9 Payment of Indebtedness

     Except as otherwise prescribed in the Loan Documents, Borrowers shall pay, discharge or otherwise satisfy at or before maturity (subject to applicable grace periods and, in the case of trade payables, to ordinary course payment practices) all of its material obligations and liabilities, except when the amount or validity thereof is being contested in good faith by appropriate proceedings and such reserves as Agent may deem proper and necessary in its Permitted Discretion shall have been made.

     6.10 Lien Searches

     If Liens other than Permitted Liens exist, Borrowers immediately shall take, execute and deliver all actions, documents and instruments necessary to release and terminate such Liens.

     6.11 Use of Proceeds

     Borrowers shall use the proceeds from Advances under the Revolving Facility, the Term Loan and the Equipment Acquisition Term Loan only for the separate purposes set forth in the recitals to this Agreement.

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

     6.12 Collateral Documents; Security Interest in Collateral

          (a) On demand of Agent in its Permitted Discretion, each Borrower shall make available to Agent copies of any and all documents, instruments, materials and other items that relate to, secure, evidence, give rise to or generate or otherwise involve Collateral, including, without limitation, Accounts and Inventory of such Borrower. Each Borrower shall (i) execute, obtain, deliver, file, register and/or record any and all financing statements, continuation statements, stock powers, instruments and other documents, or cause the execution, filing, registration, recording or delivery of any and all of the foregoing, that are necessary or required under law or otherwise or reasonably requested by Agent to be executed, filed, registered, obtained, delivered or recorded to create, maintain, perfect, preserve, validate or otherwise protect the pledge of the Collateral to Agent and Agent's, for its benefit and the benefit of the Lenders, perfected first priority (other than with respect to property or assets covered by Priority Permitted Liens) Lien on the Collateral (and each Borrower irrevocably grants Agent the right, at Agent's option, to file any or all of the foregoing), (ii) maintain, or cause to be maintained, at all times, the pledge of the Collateral to Agent and Agent's, for its benefit and the benefit of the Lenders, first priority (other than with respect to property or assets covered by Priority Permitted Liens) and perfected Lien on the Collateral, (iii) immediately upon learning thereof, report to Agent any reclamation, return or repossession of goods in excess of $25,000 individually or $75,000 in the aggregate, and (iv) defend the Collateral and Agent's, for its benefit and the benefit of the Lenders, first priority (other than with respect to property or assets covered by Priority Permitted Liens) and perfected Lien thereon against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Agent, and pay all costs and expenses (including, without limitation, in-house documentation and diligence fees and legal expenses and reasonable attorneys' fees and expenses) in connection with such defense, which may at Agent's discretion be added to the Obligations.

          (b) If, after the date hereof, any Borrower shall (i) obtain any registered Trademark, Patent or Copyright, or apply for any such registration in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) becomes the owner of any Trademark, Patent or Copyright registrations or applications for Trademark, Patent or Copyright registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of
     Section 2.13 hereof shall automatically apply thereto. Upon the request of Agent, Borrowers shall promptly execute and deliver to Agent any and all assignments, agreements, instruments, documents and such other papers as may be requested by Agent in its Permitted Discretion to evidence the security interest in and conditional assignment of such Trademark, Patent or Copyright, as the case may be, in favor of Agent (for the benefit of the Lenders). Borrowers shall: (i) prosecute diligently any Trademark, Patent or Copyright application at any time pending; (ii) make application for registration or issuance of all new Trademarks, Patents and Copyrights as reasonably deemed appropriate by Borrowers; (iii) preserve and maintain all rights in the Intellectual Property; and (iv) use their best efforts to obtain any consents, waivers or agreements necessary to enable Agent to exercise its remedies with respect to such Intellectual Property. Borrowers shall not abandon any material right to file a Trademark, Patent or Copyright application nor shall Borrowers abandon any material pending Trademark, Patent or Copyright application, or material Trademark, Patent or Copyright without the prior written consent of Agent.

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

          (c) Upon Agent's request, Borrowers shall (i) make available to Agent the original certificates of title for Borrowers' owned motor vehicles for which a certificate of title has been issued and (ii) property execute such forms as required by Agent to register Agent's (for the benefit of the Lenders) liens on such certificates of title.

     6.13 Taxes and Other Charges

     All payments and reimbursements to Agent, for its own account and/or for the benefit of Lenders, made under any Loan Document shall be free and clear of and without deduction for all taxes, levies, imposts, deductions, assessments, charges or withholdings, and all liabilities with respect thereto of any nature whatsoever, excluding taxes to the extent imposed on each Lender's net income. If any Borrower or any Guarantor shall be required by law to deduct any such amounts from or in respect of any sum payable under any Loan Document to Agent, for its own account and/or for the benefit of Lenders, then the sum payable to Agent, for its own account and/or for the benefit of Lenders, shall be increased as may be necessary so that, after making all required deductions, each Lender receives an amount equal to the sum it would have received had no such deductions been made. Notwithstanding any other provision of any Loan Document, if at any time after the Closing or the making of any Advance or funding of the Term Loan (a) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (b) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (c) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any Governmental Authority: (i) subjects Agent or such Lender to any tax, levy, impost, deduction, assessment, charge or withholding of any kind whatsoever with respect to any Loan Document, or changes the basis of taxation of payments to Agent, for its own account and/or for the benefit of Lenders, of any amount payable thereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment fees or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent and/or each Lender), or (ii) imposes on Agent or Lenders any other condition or increased cost in connection with the transactions contemplated thereby or participations therein; and the result of any of the foregoing is to increase the cost to Agent or Lenders of making or continuing or maintaining any Loan hereunder or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Agent, for its own account and/or for the benefit of Lenders, any additional amounts necessary to compensate Agent and each Lender, on an after-tax basis, for such additional cost or reduced amount as determined by Agent and/or such Lender. If Agent or any Lender becomes entitled to claim any additional amounts pursuant to this Section 6.13 it shall promptly notify Borrowers of the event by reason of which Agent or such Lender has become so entitled, and each such notice of additional amounts payable pursuant to this Section 6.13 submitted by Agent or such Lender to Borrowers shall, absent manifest error, be final, conclusive and binding for all purposes.

     6.14 Inventory Covenants

     With respect to the Inventory: (a) each Borrower shall at all times maintain correct and accurate inventory records reasonably satisfactory to Agent; (b) each Borrower shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Agent, except for sales of Inventory in the ordinary course of Borrower's business and except

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

to move Inventory directly from one location set forth or permitted herein to another such location; (c) such Borrower shall produce, use, store, maintain and sell the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws, standards and guidelines (including, without limitation, the requirements of the (i) Federal Food, Drug and Cosmetics Act, as amended and all rules, regulations and orders related thereto, the Dietary Supplement Health and Education Act of 1994, as amended, and all rules, regulations, and orders related thereto, (iii) all standards and guidelines of all applicable ISOs and (iv) Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (d) each Borrower assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (e) each Borrower shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Borrower to repurchase such Inventory; (f) each Borrower shall keep the Inventory in good and marketable condition; and (g) each Borrower shall not, without prior written notice to Agent, acquire or accept any Inventory on consignment or approval.

     6.15 Colorado Checking Account

     1. Parent may maintain a checking account at a Colorado bank convenient to the Parent and such checking account will not be subject to the Lender's requirement that a Control Account Agreement to be in effect for such checking account so long as not more than $50,000 shall be on deposit in such checking account at any time and Parent shall provide to Agent monthly statements from the bank where such checking account is maintained confirming that Parent has complied with this restriction.

VII.  NEGATIVE COVENANTS

     Each Borrower, jointly and severally, covenants and agrees that, until full performance and satisfaction, and indefeasible payment in full in cash, of all the Obligations and termination of this Agreement:

7.1      Financial Covenants

     No Borrower shall violate, and each Borrower shall fully comply with, the financial covenants set forth on Annex I to this Agreement, which annex is incorporated herein and made a part hereof.

     7.2 Indebtedness

     No Borrower shall create, incur, assume or suffer to exist any Indebtedness, except the following (collectively, "Permitted Indebtedness"): (a) Indebtedness under the Loan Documents, (b) any Indebtedness set forth on
Schedule 7.2 and replacements thereof; (c) Capitalized Lease Obligations incurred after the Closing Date and other Indebtedness incurred after the Closing Date pursuant to purchase money Liens permitted by Section 7.3(e); provided, that the aggregate amount thereof outstanding at any time shall not exceed $360,000.00, and accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are not aged more than sixty (60) calendar days from the billing date or thirty (30) days from the due

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

date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings and such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by such Borrower's independent accountants shall have been reserved to the satisfaction of Agent in its Permitted Discretion. No Borrower shall make prepayments on any existing or future Indebtedness to any Person other than to Agent, for its own account and/or for the benefit of Lenders, or to the extent specifically permitted by this Agreement.

     7.3 Liens

     No Borrower shall create, incur, assume or suffer to exist any Lien upon, in or against, or pledge of, any of the Collateral or any of its properties or assets or any of its shares, securities or other equity or ownership or partnership interests, whether now owned or hereafter acquired, except the following (collectively, "Permitted Liens"): (a) Liens under the Loan Documents or otherwise arising in favor of Agent, for the benefit of itself and Lenders,
(b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such Person in accordance with GAAP to the satisfaction of Agent in its Permitted Discretion, (c) (i) statutory Liens of landlords (provided that any such landlord has executed a Landlord Waiver and Consent in form and substance satisfactory to Agent in its Permitted Discretion), and of carriers, warehousemen, mechanics and/or materialmen, and
(ii) other Liens imposed by law or that arise by operation of law in the ordinary course of business from the date of creation thereof, in each case only for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained by such Person in accordance with GAAP to the satisfaction of Agent in its Permitted Discretion, (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations, (e) purchase money Liens (i) securing Indebtedness permitted under
Section 7.2(c), or (ii) in connection with the purchase by such Person of equipment in the normal course of business; provided, that such purchase money liens attach only to the equipment acquired thereby and such payables, Indebtedness and amounts shall not exceed any limits on Indebtedness provided for herein and shall otherwise be Permitted Indebtedness hereunder, (f) Liens necessary and desirable for the operation of such Person's business, provided, that with respect to this clause (f) Agent has consented to such Liens in writing before their creation and existence and the priority of such Liens and the debt secured thereby are both subject and subordinate in right of repayment, liens, security and remedies and in all other respects to the Liens securing the Collateral and to the Obligations and all of the rights and remedies of Agent and each Lender, all in form and substance satisfactory to Agent in its sole discretion; and (g) Liens disclosed on Schedule 7.3 as of the Closing Date.

     7.4  Investments;   Investment  Property;  New  Facilities  or  Collateral;
Subsidiaries

     No Borrower, directly or indirectly, shall (a) merge with, purchase, own, hold, invest in or otherwise acquire any obligations or stock or securities of, or any other interest in, or all or substantially all of the assets of, any

Person or any joint venture, (b) purchase, own, hold, invest in or otherwise acquire any Investment Property (except those set forth on Schedule 5.3 as of the Closing Date and Cash Equivalents with respect to which Agent, for itself and the benefit of the Lenders, has a perfected, first priority Lien in form and substance satisfactory to Agent in its Permitted Discretion), or (c) make or permit to exist any loans, advances or guarantees to or for the benefit of any Person or assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person (other than (i) those created by the Loan Documents, (ii) Permitted Indebtedness set forth on Schedule 7.2, (iii) trade credit extended in the ordinary course of business, (iv) advances for business travel and similar temporary advances made in the ordinary course of business to officers, directors and employees, and (v) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business). No Borrower, directly or indirectly, shall purchase, lease, own, operate, hold, invest in or otherwise acquire (A) any property or asset or any Collateral that is located outside of the continental United States, or (B) any Collateral that is located at locations other than those set forth on Schedule 5.18B, unless with respect to a new location within the continental United States such Borrower shall provide to Agent at least thirty (30) Business Days prior written notice and obtain a Landlord Waiver and Consent in favor of Agent prior to using such new location. No Borrower shall have any Subsidiaries other than (i) the Subsidiaries listed on Schedule 5.3 or (ii) such Subsidiaries which execute a Joinder Agreement and become a party to such of the Loan Documents as Agent shall determine in its Permitted Discretion and the securities of such Subsidiaries are pledged to Agent, for its benefit and the benefit of the Lenders, pursuant to a Pledge Agreement.

     7.5 Dividends; Redemptions; Equity

     Notwithstanding any provision of any Loan Document, no Borrower shall (a) declare, pay or make any dividend or distribution on any shares of capital stock or other securities or ownership interests (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock), (b) apply any of its funds, property or assets to the acquisition, redemption or other retirement of any capital stock or other securities or interests or of any options to purchase or acquire any of the foregoing (provided, however, that such Borrower may redeem its capital stock from terminated employees, non-employee directors and consultants pursuant to, but only to the extent required under, the terms of the related employment or other compensation-related agreements as long as no Default or Event of Default has occurred and is continuing or would be caused by or result therefrom), (c) otherwise make any payments, dividends or Distributions to any stockholder, director, member, partner or other equity owner in such Person's capacity as such (other than payments or Distributions from one Borrower to another), (d) make any payment of any management, service or related or similar fee to any Person; or (e) issue, sell or create any capital stock or other equity securities other than Permitted Securities and Permitted Options.

     7.6 Transactions with Affiliates

     Notwithstanding any provision of any Loan Document, no Borrower shall enter into or consummate any transaction of any kind with any of its Affiliates (other than another Borrower) or any Guarantor or any of their respective Affiliates other than: (a) salary, bonus, employee stock option and other compensation and employment arrangements with directors or employees in the ordinary course of business; provided, that no payments of any bonus, compensation or remuneration or otherwise (except normal salaries consistent with past practices) shall be permitted if a Default or Event of Default has occurred and remains in effect or would be caused by or result from such payment, (b) distributions and dividends permitted pursuant to Section 7.5, (c) transactions with Agent or any Affiliate of Agent, or (d) other transactions and payments under and pursuant to written agreements entered into by and between a Borrower and one or more of its Affiliates that both (i) reflect and constitute transactions and payments on overall terms at least as favorable to such Borrower as would be the case in an arm's length transaction between unrelated parties of equal bargaining power, and (ii) if Agent requests, are subject to such subordination terms and conditions as determined by Agent in its Permitted Discretion; provided, that notwithstanding the foregoing or any provision of any Loan Document, no Borrower shall (A) enter into or consummate any transaction or agreement pursuant to which it becomes a party to any mortgage, note, indenture or guarantee evidencing any Indebtedness of any of its Affiliates or otherwise to become responsible or liable, as a guarantor, surety or otherwise, pursuant to agreement for any Indebtedness of any such Affiliate (other than another Borrower), (B) enter into or make any payment pursuant to any management agreement or other similar services arrangement with any of its Affiliates (other than another Borrower), or (C) make any payment to any of its Affiliates in excess of $10,000 individually or $50,000 in the aggregate without the prior written consent of Agent (other than payments pursuant to transactions permitted under clauses (a), (b) or (d) of this Section 7.6). Notwithstanding any other provision of any Loan Document, no Borrower shall enter into, make, take or do any transaction, payment or action permitted under Section 7.6 or make any payment to an Affiliate if a Default or Event of Default has occurred and remains in effect or would be caused by or result therefrom (other than payments specifically permitted under clause (a) of this Section 7.6).

     7.7 Charter Documents; Fiscal Year; Dissolution; Use of Proceeds; Insurance Policies; Disposition of Collateral; Taxes; Trade Names

     No Borrower shall (a) amend, modify, restate or change its certificate of incorporation or bylaws or similar charter documents in a manner that would be adverse to Agent or any Lender, (b) change its state of organization or change its corporate name without thirty (30) Business Days prior written notice to Agent, (c) change its fiscal year, (d) amend, alter or suspend or terminate or make provisional in any material way, any Permit the suspension, amendment, alteration or termination of which could reasonably be expected to be, have or result in a Material Adverse Effect without the prior written consent of Agent, which consent shall not be unreasonably withheld, (e) wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking or that would result in any of the foregoing, (f) use any proceeds of any Loans for "purchasing" or "carrying" "margin stock" as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System for any use not contemplated or permitted by this Agreement, (g) amend, modify, restate or change any insurance policy in any material respect (including, without limitation, any increase in the amount of any deductibles payable by Borrowers under any such insurance policy or any change in the coverage, coverage amount, beneficiaries, loss payees and/or additional insureds), (h) sell, lease, transfer, pledge, assign or otherwise dispose of any Collateral or any interest therein (except as permitted under this Agreement), (i) engage, directly or indirectly, in any business other than the Business, (j) change its federal tax employer identification number or establish new or additional trade names without providing not less than thirty (30) days advance written notice to Agent, or (j) revoke, alter or amend any Tax Information Authorization (on IRS Form 8821 or otherwise) given to Agent.

     7.8 Transfer of Assets

          (a) No Borrower shall sell, lease, transfer, pledge, assign or otherwise dispose of any Collateral or any interest therein, or agree to do any of the foregoing, except that:

               (i) any Borrower may lease (other than by a sale-leaseback transaction) as lessee real or personal property or surrender all or a portion of a lease of the same, in each case in the ordinary course of business (so long as such lease does not create or result in and is not otherwise a Capitalized Lease Obligation prohibited under this Agreement), provided that Landlord Waivers and Consents shall be obtained and delivered to Agent with respect to any lease of real property;

               (ii) any Borrower may sell obsolete, worn out or replaced equipment or excess equipment no longer needed in the ordinary course of business other than Eligible Equipment the purchase of which was financed through an Equipment Acquisition Term Loan;

               (iii) any Borrower may sell Inventory in the ordinary course of business; and

               (iv) any Borrower may sell material  assets or properties only so
          long  as  such  Borrower   complies  with  the  mandatory   prepayment
          provisions of Section 2.11 in connection therewith.

          (b) Borrowers shall not transfer any material Collateral, whether in one transaction or a series of transactions, to any location for which a Landlord Waiver and Consent has not been obtained.

     7.9 Contingent Obligations and Risks

     No Borrower shall enter into any Contingent Obligations or assume, guarantee, endorse, contingently agree to purchase or otherwise become liable for or upon or incur any obligation of any Person (other than any other Borrower); provided, however, that nothing contained in this Section 7.9 shall prohibit any Borrower from endorsing checks in the ordinary course of its business. No Borrower shall assume or become subject to any risks or liabilities other than those relating to its respective Business.

     7.10 Truth of Statements

     No Borrower shall furnish to Agent or any Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

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

     7.11 Intentionally Omitted.


     7.12 Intentionally Omitted.



     7.13 Negative Pledge.

          (a) Except for  Permitted  Liens of type  described in clauses (b) and
     (c) of Section 7.3 hereof, no Borrower shall pledge or grant a Lien on any real property which it owns at any time to any Person other than Agent for itself and the benefit of Lenders.

          (b)  Except for  Permitted  Liens of type  described  in clause (b) of
     Section 7.3 hereof, no Borrower shall pledge or grant a Lien on any motor vehicles which it owns at any time to any Person other than Agent for itself and the benefit of Lenders.

VIII. EVENTS OF DEFAULT

     The occurrence of any one or more of the following shall constitute an "Event of Default":

          (a) Borrowers shall fail to pay any amount on the Obligations or provided for in any Loan Document when due (in all cases, whether on any payment date, at maturity, by reason of acceleration, by notice of intention to prepay, by required prepayment or otherwise);

          (b) any representation, statement or warranty made or deemed made by any Borrower or any Guarantor in any Loan Document or in any other certificate, document, report or opinion delivered in conjunction with any Loan Document to which it is a party, shall not be true and correct in all material respects or shall have been false or misleading in any material respect on the date when made or deemed to have been made (except to the extent already qualified by materiality, in which case it shall be true and correct in all respects and shall not be false or misleading in any respect) except those made as of a specific date;

          (c) any Borrower or any Guarantor or other party thereto, other than Agent or any Lender, shall be in violation, breach or default of, or shall fail to perform, observe or comply with any covenant, obligation or agreement set forth in, or any event of default occurs under, any Loan Document and such violation, breach, default, event of default or failure shall not be cured within the applicable period set forth in the applicable Loan Document; provided that, with respect to the affirmative covenants set forth in Article VI (other than Sections 6.3(f), 6.9 and 6.11 for which there shall be no cure period and Section 6.2 for which there shall be a cure period to the extent indicated in subsection (a) above), there shall be a thirty (30) calendar day cure period commencing from the earlier of
     (i) Receipt by such Person of written notice of such breach, default, violation or failure, and (ii) the time at which such Person or any authorized officer thereof knew or became aware, or should reasonably have known or been aware, of such failure, violation, breach or default;

          (d) (i) any of the Loan Documents ceases to be in full force and effect, or (ii) any Lien created thereunder ceases to constitute a valid first priority (other than with respect to property or assets covered by Priority Permitted Liens) perfected Lien on the Collateral in accordance with the terms thereof, or Agent, for the benefit of itself and Lenders, ceases to have a valid perfected first priority security interest in (subject to Priority Permitted Liens) any of the Collateral or any securities pledged to Agent, for the benefit of itself and Lenders, pursuant to the Security Documents;

          (e) (i) one or more judgments or decrees is rendered against any Borrower or any Guarantor in an amount in excess of $37,500 individually or $75,000 in the aggregate (excluding judgments to the extent covered by insurance of such Person), which is/are not satisfied, stayed (pending appeal or otherwise), vacated or discharged of record within thirty (30) calendar days of being rendered;

          (f) (i) any default or breach occurs, which is not cured within any applicable grace period or waived, (x) in the payment of any amount with respect to any Indebtedness (other than the Obligations) of any Borrower or any Guarantor in excess of $75,000 individually or in the aggregate, (y) in the performance, observance or fulfillment of any provision contained in any agreement, contract, document or instrument to which any Borrower or any Guarantor is a party or to which any of their properties or assets are subject or bound (1) that is a material (as determined by Agent in its Permitted Discretion) agreement of such Borrower or Guarantor and such default or breach continues for more than any applicable grace period or permits the other party thereto to terminate such agreement, setoff any amounts or otherwise reduce or limit any amounts owed by such other party thereunder, (2) under or pursuant to which any Indebtedness in excess of $75,000 individually or in the aggregate was issued, created, assumed, guaranteed or secured and such default or breach continues for more than any applicable grace period or permits the holder of any such Indebtedness to accelerate the maturity thereof, or (3) that is between any Borrower or any Guarantor and Agent or any Lender or Affiliate of Agent or any Lender (other than the Loan Documents), or (ii) any Indebtedness of any Borrower or any Guarantor in excess of $75,000 individually or in the aggregate is declared to be due and payable or is required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof, or any obligation of such Person for the payment of Indebtedness in excess of $75,000 individually or in the aggregate (other than the Obligations) is not paid when due or within any applicable grace period, or any such obligation becomes or is declared to be due and payable before the expressed maturity thereof, or there occurs any event which would cause any such obligation to become, or allow any such obligation to be declared, due and payable;

          (g) any Borrower or any Guarantor shall (i) be unable to pay its debts generally as they become due, (ii) file a petition under any insolvency statute, (iii) make a general assignment for the benefit of its creditors,
     (iv) commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property or shall otherwise be dissolved or liquidated, or (v) file a petition seeking reorganization or liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute;

          (h) (i) a court of competent jurisdiction shall (A) enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Borrower or any Guarantor or the whole or any substantial part of any such Person's properties, which shall continue unstayed and in effect for a period of sixty (60) calendar days, (B) shall approve a petition filed against any Borrower or any Guarantor seeking reorganization, liquidation or similar relief under the any Debtor Relief Law or any other applicable law or statute, which is not dismissed within sixty (60) calendar days or, (C) under the provisions of any Debtor Relief Law or other applicable law or statute, assume custody or control of any Borrower or any Guarantor or of the whole or any substantial part of any such Person's properties, which is not irrevocably relinquished within sixty (60) calendar days, or (ii) there is commenced against any Borrower or any Guarantor any proceeding or petition seeking reorganization, liquidation or similar relief under any Debtor Relief Law or any other applicable law or statute, which (A) is not unconditionally dismissed within sixty (60) calendar days after the date of commencement, or (B) is with respect to which any Borrower or any Guarantor takes any action to indicate its approval of or consent;

          (i) (i) any Change of Control occurs, (ii) any Material Adverse Effect or Material Adverse Change occurs, or (iii) any Borrower ceases any material portion of its business operations as conducted at the Closing Date and the other transactions contemplated herein;

          (j) Agent or any Lender receives any indication or evidence that any Borrower or any Guarantor may have directly or indirectly been engaged in any type of activity which, in Agent's Permitted Discretion, might reasonably result in forfeiture of any material (as determined by Agent in its Permitted Discretion) Collateral to any Governmental Authority which shall have continued unremedied for a period of twenty (20) calendar days after written notice from Agent;

          (k) an event of default occurs under any other Loan Document and remains unremedied or uncured for any applicable cure periods;

          (l) uninsured damage to, or loss, theft or destruction of, any portion of the Collateral occurs that exceeds $75,000 in the aggregate;

          (m) any Borrower or any of its directors or senior officers is criminally indicted or convicted of or under (a) a felony, or (b) any law that could lead to a forfeiture of any material (as determined by Agent in its Permitted Discretion) Collateral;

          (n) the issuance of any process for levy, attachment or garnishment or execution upon or prior to any judgment against any Borrower or any Guarantor or any of its or their material property or assets or against any of the Collateral, in each case which is/are not satisfied, stayed, vacated, dismissed or discharged within thirty (30) calendar days of being issued or executed; or

          (o) any Borrower or any Guarantor, as applicable, does, or enters into or becomes a party to any agreement or commitment to do, or cause to be done, any of the things described in this Article VIII or otherwise prohibited by any Loan Document (subject to any cure periods set forth therein);

     then, and in any such event, notwithstanding any other provision of any Loan Document, (I) Agent may (and at the request of Requisite Lenders, shall), by notice to Borrowers (i) terminate Lenders' obligations hereunder, whereupon the same shall immediately terminate, and (ii) declare all or any of the Loans and/or Notes, all interest thereon and all other Obligations to be due and payable immediately (except in the case of an Event of Default under Section 8(d), (g), or (h) (other than an Event of Default under Section 8(g) or (h) with respect to any Guarantor), in which event all of the foregoing shall automatically and without further act by Agent or any Lender be due and payable and Lenders obligations hereunder shall terminate; provided, that, with respect to non-material breaches or violations that constitute Events of Default under clause (ii) of Section 8(d), there shall be a five (5) Business Day cure period commencing from the earlier of (A) Receipt by the applicable Person of written notice of such breach or violation or of any event, fact or circumstance constituting or resulting in any of the foregoing, and (B) the time at which such Person or any authorized officer thereof knew or became aware, or should have known or been aware, of such breach or violation and resulting Event of Default or of any event, fact or circumstance constituting or resulting in any of the foregoing)), in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrowers, and (II) effective immediately upon Receipt of notice from Agent (unless specifically prohibited and provided for in Article VII, in which case effective immediately upon an Event of Default without any action of Agent or Lenders), no action permitted to be taken under Article VII hereof may be taken.


IX.  RIGHTS AND REMEDIES AFTER DEFAULT

     9.1 Rights and Remedies

          (a) In addition to the acceleration provisions set forth in Article VIII above, upon the occurrence and continuation of an Event of Default, Agent shall have the right to (and at the request of Requisite Lenders, shall) exercise any and all rights, options and remedies provided for in any Loan Document, under the UCC or at law or in equity, including, without limitation, the right to (i) apply any property of any Borrower or any Guarantor held by Agent, for the benefit of Lenders, or Lenders to reduce the Obligations, (ii) foreclose the Liens created under the Loan Documents,
     (iii) realize upon, take possession of and/or sell any Collateral or securities pledged, with or without judicial process, (iv) exercise all rights and powers with respect to the Collateral as any Borrower or any Guarantor, as applicable, might exercise, (v) collect and send notices regarding the Collateral, with or without judicial process, (vi) by its own means or with judicial assistance, enter any premises at which Collateral and/or pledged securities are located, or render any of the foregoing unusable or dispose of the Collateral and/or pledged securities on such premises without any liability for rent, storage, utilities, or other sums, and no Borrower or Guarantor shall resist or interfere with such action,
     (vii) at Borrowers' expense, require that all or any part of the Collateral be assembled and made available to Agent at any place designated by Agent in its Permitted Discretion, (viii) reduce or otherwise change the Facility Cap, the Receivables Percentage, the Inventory Percentage, the Availability, the Maximum Equipment Acquisition Term Loan Amount, the Equipment Percentage, and/or any component of the foregoing, and/or (ix) relinquish or abandon any Collateral or securities pledged or any Lien thereon. Notwithstanding any provision of any Loan Document, Agent, in its Permitted Discretion, shall have the right, at any time that any Borrower fails to do so, and from time to time, without prior notice, to: (i) obtain insurance covering any of the Collateral to the extent required hereunder;
     (ii) pay for the performance of any of the Obligations; (iii) discharge taxes, levies and/or Liens on any of the Collateral that are in violation of any Loan Document unless such Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance, repair and/or preservation of the Collateral. Such expenses and advances shall be added to the Obligations until reimbursed to Agent and shall be secured by the Collateral, and such payments by Agent shall not be construed as a waiver by Agent or Lenders of any Event of Default or any other rights or remedies of Agent and Lenders.

          (b) Borrowers  agree that notice  received by any of them at least ten
     (10) calendar days before the time of any intended public sale, or the time after which any private sale or other disposition of Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Agent without prior notice to Borrowers. At any sale or disposition of Collateral or securities pledged, Agent may (to the extent permitted by applicable law) purchase all or any part thereof free from any right of redemption by Borrowers or any Guarantor which right is hereby waived and released. Borrowers jointly and severally covenant and agree not to, and not to permit or cause any of their Subsidiaries to, interfere with or impose any obstacle to Agent's exercise of its rights and remedies with respect to the Collateral. In dealing with or disposing of the Collateral or any part thereof, Agent and Lenders shall not be required to give priority or preference to any item of Collateral or otherwise to marshal assets or to take possession or sell any Collateral with judicial process.

     9.2 Application of Proceeds

     In addition to any other rights, options and remedies Agent and Lenders have under the Loan Documents, the UCC, at law or in equity, all dividends, interest, rents, issues, profits, fees, revenues, income and other proceeds collected or received from collecting, holding, managing, renting, selling, or otherwise disposing of all or any part of the Collateral or any proceeds thereof upon exercise of its remedies hereunder upon the occurrence and continuation of an Event of Default shall be applied in the following order of priority: (i) first, to the payment of all costs and expenses of such collection, storage, lease, holding, operation, management, sale, disposition or delivery and of conducting Borrowers' business and of maintenance, repairs, replacements, alterations, additions and improvements of or to the Collateral, and to the payment of all sums which Agent or Lenders may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments that Agent or Lenders may be required or authorized to make under any provision of this Agreement (including, without limitation, in each such case, in-house documentation and diligence fees and legal expenses, search, audit, recording, professional and filing fees and expenses and reasonable attorneys' fees and all expenses, liabilities and advances made or incurred in connection therewith); (ii) second, to the payment of all Obligations in such order as determined by Agent in its sole discretion;
(iii) third, to the satisfaction of indebtedness secured by any subordinate security interest of record in the Collateral if written notification of demand therefor is received before distribution of the proceeds is completed, provided, that, if requested by Agent, the holder of a subordinate security interest shall furnish reasonable proof of its interest, and unless it does so, Agent and Lenders need not address their claims; and (iv) fourth, to the payment of any surplus then remaining to Borrowers, unless otherwise provided by law or directed by a court of competent jurisdiction, provided that Borrowers shall be liable for any deficiency if such proceeds are insufficient to satisfy the Obligations or any of the other items referred to in this Section (other than Section 9.2(iii) to the extent the Obligations have been indefeasibly paid in full in cash).

     9.3 Rights to Appoint Receiver

     Without limiting and in addition to any other rights, options and remedies Agent and Lenders have under the Loan Documents, the UCC, at law or in equity, upon the occurrence and continuation of an Event of Default, Agent and Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction in any action taken by Agent to enforce its and Lenders' rights and remedies in order to manage, protect and preserve the Collateral and continue the operation of the business of Borrowers and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership including the compensation of the receiver and to the payments as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

     9.4 Attorney in Fact

     Each Borrower hereby irrevocably appoints Agent, for its benefit and the benefit of Lenders, as its attorney in fact to take any action Agent deems necessary or desirable upon the occurrence and continuation of an Event of Default to protect and realize upon its and Lenders' Lien in the Collateral, including the execution and delivery of any and all documents or instruments related to the Collateral in such Borrower's name, and said appointment shall create in Agent, for its benefit and the benefit of Lenders, a power coupled with an interest.

     9.5 Blocked Accounts

     Without limiting any other provision of any Loan Document and in addition to any other rights, options and remedies, Agent and Lenders have under the Loan Documents, the UCC, at law or in equity, upon the occurrence and continuation of any Event of Default, Agent shall have the right to require that all amounts in all Deposit Accounts of any Borrower and that all cash payments received by such Borrower are paid and delivered directly into a blocked account under the sole dominion and control of Agent and that all such amounts are immediately transferred into a depository account or accounts maintained by Agent or an Affiliate of Agent at such bank as Agent may determine in its sole discretion.

     9.6 Rights and Remedies not Exclusive

     Agent shall have the right in its sole discretion to determine which rights, Liens and/or remedies Agent or Lenders may at any time pursue, relinquish, subordinate or modify, and such determination will not in any way modify or affect any of Agent's or Lenders' rights, Liens or remedies under any Loan Document, applicable law or equity. The enumeration of any rights and remedies in any Loan Document is not intended to be exhaustive, and all rights and remedies of Agent described in any Loan Document are cumulative and are not alternative to or exclusive of any other rights or remedies which Agent otherwise may have. The partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

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

X.   WAIVERS AND JUDICIAL PROCEEDINGS

     10.1 Waivers

     Except as expressly provided for herein, each Borrower hereby waives set off, counterclaim, demand, presentment, protest, all defenses with respect to any and all instruments and all notices and demands of any description, and the pleading of any statute of limitations as a defense to any demand under any Loan Document. Each Borrower hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Agent or any Lender to obtain an order of court recognizing the assignment of, or Lien of Agent, for the benefit of itself and Lenders, in and to, any Collateral.

     10.2 Delay; No Waiver of Defaults

     No course of action or dealing, renewal, release or extension of any provision of any Loan Document, or single or partial exercise of any such provision, or delay, failure or omission on Agent's or Lenders' part in enforcing any such provision shall affect the liability of any Borrower or any Guarantor or operate as a waiver of such provision or affect the liability of any Borrower or any Guarantor or preclude any other or further exercise of such provision. No waiver by any party to any Loan Document of any one or more defaults by any other party in the performance of any of the provisions of any Loan Document shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver. Notwithstanding any other provision of any Loan Document, by completing the Closing under this Agreement and/or by making Advances and/or funding the Term Loan, neither Agent nor any Lender waives any breach of any representation or warranty of under any Loan Document, and all of Agent's and Lenders' claims and rights resulting from any such breach or misrepresentation are specifically reserved.

     10.3 Jury Waiver

     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THE LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

     10.4 Cooperation in Discovery and Litigation

     In any litigation, arbitration or other dispute resolution proceeding relating to any Loan Document, each Borrower waives any and all defenses,

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objections and  counterclaims it may have or could interpose with respect to (a)
any of its directors, officers, employees or agents being deemed to be employees or managing agents of such Borrower for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise), (b) Agent's or any Lender's counsel examining any such individuals as if under cross-examination and using any discovery deposition of any of them as if it were an evidence deposition, and/or
(c) using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Agent, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute.

     10.5 Amendment and Waivers

          (a) Except as otherwise provided herein, no amendment, modification, termination, or waiver of any provision of this Agreement or any Loan Document, or consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders, Agent and Borrowers; provided, that no amendment, modification, termination, or waiver shall, unless in writing and signed by each Lender directly affected thereby, do any of the following and that the agreement of Borrowers shall not be required for any amendment, modification, termination, or waiver that does any of the following (other than item (vi) below to the extent adverse to Borrowers and unless any of the following would increase any commitment fee owing by Borrowers): (i) increase the Commitment of any individual Lender (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on or fees payable with respect to any Loan; (iii) extend the scheduled due date, or reduce the amount due on any scheduled due date, of any installment of principal, interest, or fees payable with respect to any Loan, or waive, forgive, extend, defer or postpone the payment thereof;
     (iv) change the percentage of the Commitments, of the aggregate unpaid principal amount of the Loans, or of Lenders which shall be required for Lenders or any of them to take any action hereunder (which action shall be deemed to directly affect all Lenders) or alter, as between or among the Revolving Lenders and Term Lenders and Equipment Acquisition Term Lenders, the amount payable to each hereunder; (v) except as otherwise permitted herein or in the other Loan Documents, release any Guaranty or release any of the Collateral (which action shall be deemed to directly affect all Lenders) (provided, that consent to such release shall not be required if such release is made after and during the continuance of an Event of Default in connection with the sale or disposition of the Collateral by Agent); (vi) amend, modify or waive this Section 10.5 or the definitions of the terms used in this Section 10.5 insofar as the definitions affect the substance of this Section 10.5 (which action shall be deemed to directly affect all Lenders); (vii) consent to the assignment or other transfer by any Borrower or any other party (other than Agent or any Lender) to any Loan Documents of any of their rights and obligations under any Loan Document; and, provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required herein above to take such action. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith Revolving Lenders have exercised their right to suspend the making or incurrence of further Advances) or any Event of Default shall be effective for purposes of the conditions precedent to the making of Advances unless the same shall be in writing and signed by the Requisite Lenders with respect to the Revolving Lenders and Borrowers.

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

          (b) Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent, for the benefit of itself and the benefit of Lenders, to take additional Collateral pursuant to any Loan Document.

          (c) Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon Agent, each Lender and Borrowers.

XI.  EFFECTIVE DATE AND TERMINATION

     11.1 Effectiveness and Termination

     Subject to Agent's and Lenders rights to accelerate the Loans and terminate and cease making and funding Advances upon or after any Event of Default, this Agreement shall continue in full force and effect until the Maturity Date, unless terminated sooner as provided in this Section 11.1. Borrowers may not terminate this Agreement or the Revolving Facility without terminating the entire Agreement and all Loans. Borrowers may terminate this Agreement at any time upon not less than thirty (30) calendar days' prior written notice to Agent and upon full performance and indefeasible payment in full in cash of all Obligations on or prior to such 30th calendar day after Receipt by Agent of such written notice. Upon the earlier of the Maturity Date or any such termination by Borrowers, the obligation of Lenders to make Advances under the Revolving Facility shall terminate. All of the Obligations shall be immediately due and payable upon the earlier of the Maturity Date or any such termination on the Maturity Date or the termination date stated in any notice of termination, as applicable (the "Termination Date"); provided, that, notwithstanding any other provision of any Loan Document, a Termination Date voluntarily caused by Borrowers shall be effective no earlier than the first Business Day of the month following the expiration of the thirty (30) calendar days' prior written notice period. Notwithstanding the foregoing, any termination notice by Borrowers pursuant to this Section 11.1 shall be revocable; provided, that any revocation shall be by written notice by Borrowers to Agent and to the extent Borrowers wish to terminate this Agreement after any such revocation they shall do so only in compliance with the time periods and other requirements of this Section 11.1 (i.e., once a termination notice is revoked, any subsequent termination notice shall be subject to the full advance notice and effectiveness requirements of this Section 11.1). Notwithstanding any other provision of any Loan Document, no termination of this Agreement shall affect any Lender's or Agent's rights or any of the Obligations existing as of the effective date of such termination, and the provisions of the Loan Documents shall continue to be fully operative until the Obligations have been fully performed and indefeasibly paid in cash in full. The Liens granted to Agent, for the benefit of itself and Lenders, under the Security Documents and the financing statements filed pursuant thereto and the rights and powers of Agent and Lenders shall continue in full force and effect notwithstanding the fact that Borrowers' borrowings hereunder may from time to time be in a zero or credit position until all of the Obligations have been fully performed and indefeasibly paid in full in cash.

     11.2 Survival

     All  obligations,  covenants,  agreements,   representations,   warranties,
waivers and indemnities made by any Borrower or any Guarantor in any Loan Document shall survive the execution and delivery of the Loan Documents, the Closing, the making and funding of the Loans and any termination of this

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Agreement until all Obligations  are fully  performed and  indefeasibly  paid in full in cash. The obligations and provisions of Sections 3.4, 3.6, 6.13, 10.1, 10.3, 11.1, 11.2, 13.3, 13.4, 13.7, 13.9, 13.10 and 13.11 and Article XII shall survive termination of the Loan Documents and any payment, in full or in part, of the Obligations.

XII. AGENCY PROVISIONS

     12.1 Agent

          (a) Appointment. Each Lender hereby designates and appoints CapitalSource as the administrative agent, payment agent and collateral agent, under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes CapitalSource, as the administrative agent, payment agent and collateral agent for such Lender, to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Agent agrees to act as such on the conditions contained in this Article XII. The provisions of this Article XII are solely for the benefit of Agent and Lenders, and Borrowers shall have no rights as a third-party beneficiary of any of the provisions of this Article XII other than the second sentence of Section 12.1(h)(iii). Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

          (b) Nature of Duties. In performing its functions and duties under this Agreement, Agent is acting solely on behalf of Lenders and its duties are administrative in nature and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lenders, other than as expressly set forth herein and in the other Loan Documents, or Borrowers. Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Except for information, notices, reports, and other documents expressly required to be furnished to Lenders by the Agent hereunder or given to the Agent for the account of or with copies for Lenders, each Lender shall make its own independent investigation of the financial condition and affairs of Borrowers in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrowers, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter. If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send prior written notice thereof to each Lender. Agent shall promptly notify (in writing) each Lender any time that the applicable percentage of Lenders have instructed Agent to act or refrain from acting pursuant hereto.

          (c) Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, managers, members, equity owners, employees or agents shall be liable to any Lender for any action lawfully taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith. Notwithstanding the foregoing, Agent shall be obligated on the terms set forth herein for performance of its express

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     duties and obligations hereunder, and Agent shall be liable with respect to its own gross negligence or willful misconduct. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties made by
     Borrowers  herein  or  for  the  execution,   effectiveness,   genuineness,
     validity, enforceability, collectability, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrowers. Agent shall not be
     required  to  make  any  inquiry   concerning  either  the  performance  or
     observance of any of the terms, provisions, or conditions of this Agreement or any of the Loan Documents or the financial condition of Borrowers, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents Agent is permitted or required to take or to grant, and Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the applicable percentage of Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the applicable percentage of Lenders and notwithstanding the instructions of Lenders, Agent shall have no obligation to take any action if it, in good faith believes that such action exposes Agent or any of its officers, directors, managers, members, equity owners, employees or agents to any personal liability unless Agent receives an indemnification reasonably satisfactory to it from Lenders with respect to such action.

          (d) Reliance. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

          (e)  Indemnification.  Each Lender,  severally  and not (i) jointly or
     (ii) jointly and severally, agrees to reimburse and indemnify and hold harmless Agent and its officers, directors, managers, members, equity owners, employees and agents (to the extent not reimbursed by Borrowers or the Guarantors, if any), ratably according to their respective Pro Rata Share in effect on the date on which indemnification is sought under this

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

     subsection of the total outstanding obligations (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Pro Rata Share immediately prior to such date of the total outstanding obligations), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or any of its officers, directors, managers, members, equity owners, employees or agents in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent's gross negligence or willful misconduct. The obligations of Lenders under this Article XII shall survive the payment in full of the Obligations and the termination of this Agreement.

          (f) CapitalSource Individually. With respect to the Loans made by it, and the Notes issued to it, CapitalSource shall have and may exercise the same rights and powers hereunder and under the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and the other Loan Documents as any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CapitalSource in its individual capacity as a Lender or one of the Requisite Lenders. CapitalSource may lend money to, and generally engage in any kind of banking, trust or other business with any Borrower or any Subsidiary or Affiliates of any Borrower as if it were not acting as Agent pursuant hereto.

          (g) Successor Agent.

               (i) Resignation. Agent may resign from the performance of all or part of its functions and duties hereunder at any time by giving at least thirty (30) days' prior written notice to Borrowers and Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (ii) below or as otherwise provided below.

               (ii) Appointment of Successor. Upon any such notice of resignation pursuant to clause (g)(i) above, Requisite Lenders shall appoint a successor Agent reasonably acceptable to Borrowers, which consent shall not be unreasonably withheld, delayed or conditioned. If a successor Agent shall not have been so appointed within said thirty
          (30) day period, the retiring Agent, upon notice to Borrowers, may, on behalf of Lenders, then appoint a successor Agent reasonably acceptable to Borrowers, which consent shall not be unreasonably withheld, delayed or conditioned, who shall serve as Agent until such time, as Requisite Lenders, appoint a successor Agent as provided above. If no successor Agent has been appointed pursuant to the foregoing within said thirty (30) day period, the resignation shall become effective and Requisite Lenders shall thereafter perform all the duties of Agent hereunder, until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

               (iii) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and, upon the earlier of such acceptance or the effective date of the retiring Agent's resignation, the retiring Agent shall be discharged from its duties and obligations under the Loan Documents, except that any

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          indemnity rights or other rights in favor of such retiring Agent shall continue. After any retiring Agent's resignation as Agent under the Loan Documents, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

          (h) Collateral Matters.

               (i) Collateral. Each Lender agrees that any action taken by the Agent or the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents relating to the Collateral, and the exercise by the Agent or the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders and the Agent. Without limiting the generality of the foregoing, the Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection herewith and with the Loan Documents in connection with the Collateral; (ii) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by Borrowers or any of their Subsidiaries; (iii) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein; (iv) manage, supervise and otherwise deal with the Collateral; (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Loan Documents relating to the Collateral, and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to such Agent and Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

               (ii) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent for the benefit of Lenders upon any property covered by the Loan Documents (A) upon termination of this Agreement and payment and satisfaction in full of all Obligations; (B) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with the provisions of the Loan Documents (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (C) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Borrower to be, renewed or extended.

               (iii) Confirmation of Authority; Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in
          Section 12.1(h)(i) and (ii)), each Lender agrees to confirm in writing, upon request by Borrowers, the authority to release any property covered by this Agreement or the Loan Documents conferred upon Agent under Section 12.1(h)(ii). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the requisite percentage of Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Loan Documents, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary

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          to evidence the release of the Liens  granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, however, that (A) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty (other than that such Collateral is free and clear, on the date of such delivery, of any and all Liens arising from such Person's own acts), and (B) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrowers or any Subsidiary of Borrowers, in respect of), all interests retained by Borrowers or any Subsidiary of Borrowers, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

               (iv) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent on behalf of Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected, enforced or maintained or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 12.1(h) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Loan Documents or any act, omission, or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by this Agreement or the Loan Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided, that Agent shall exercise the same care which it would in dealing with loans for its own account. Notwithstanding the foregoing, Agent shall be liable with respect to its own gross negligence or willful misconduct.

          (i) Agency for Perfection. Each Lender hereby appoints Agent as agent for the purpose of perfecting Lenders' security interest in Collateral which, in accordance with Article 9 of the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.

          (j) Exercise of Remedies. Except as set forth in Section 12.3, each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

     12.2 Consents

          (a) In the event Agent requests the consent of a Lender and does not receive a written denial thereof within five (5) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have given such consent so long as such request contained a notice stating that such failure to respond within five (5) Business Days would be deemed to be a consent by such Lender.

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          (b) In the event Agent requests the consent of a Lender in a situation where such Lender's consent would be required and such consent is denied, then Agent may, at its option, require such Lender to assign its interest in the Loans to Agent for a price equal to the then outstanding principal amount thereof due such Lender plus accrued and unpaid interest and fees due such Lender, which principal, interest and fees will be paid to the Lender when collected from Borrowers. In the event that Agent elects to require any Lender to assign its interest to Agent pursuant to this Section 12.2, Agent will so notify such Lender in writing within forty-five (45) days following such Lender's denial, and such Lender will assign its interest to Agent no later than five (5) calendar days following receipt of such notice.

     12.3 Set Off and Sharing of Payments

     In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, to the fullest extent permitted by law, with reasonably prompt subsequent notice to Borrowers or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances (general or special, time or demand, provisional or final) held by such Lender or such holder at any of its offices for the account of Borrowers or any of their Subsidiaries (regardless of whether such balances are then due to Borrowers or their Subsidiaries), and (b) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of Borrowers or any of their Subsidiaries, against and on account of any of the Obligations which are not paid when due; except that no Lender or any such holder shall exercise any such right without prior written notice to Agent; provided, however, that the failure to give notice to Borrowers or to any other Person shall not affect the validity of such set-off and application. Any Term Lender or Equipment Acquisition Term Lender, as the case may be, which has exercised its right to set off or otherwise has received any payment on account of the Obligations shall, to the extent the amount of any such set off or payment exceeds its Pro Rata Share of payments obtained by all of the Term Lenders or Equipment Acquisition Term Lenders, as the case may be, on account of such Obligations, purchase for cash (and the other Term Lenders or Equipment Acquisition Term Lenders, as the case may be, shall sell) participations in each such other Term Lender's or Equipment Acquisition Term Lender's Pro Rata Share of Obligations as would be necessary to cause such Term Lender or Equipment Acquisition Term Lender, as the case may be, to share such excess with each other Term Lenders or Equipment Acquisition Term Lenders, as the case may be, in accordance with their respective Pro Rata Shares; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such purchasing Term Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery. Any Revolving Lender which has exercised its right to set off or otherwise has received any payment on account of the Obligations shall, to the extent the amount of any such set off or payment exceeds its Pro Rata Share of payments obtained by all the Revolving Lenders on account of such Obligations shall, to the extent the amount of any such set off or payment exceeds it Pro Rata Share of payments obtained by all the Revolving Lenders on account of such Obligations, purchase for cash (and the other Revolving Lenders or holders of Revolving Loans shall

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sell)  participations in each such other Revolving Lender's or holder's Pro Rata
Share of the Obligations as would be necessary to cause such Revolving Lender to share such excess with each other Revolving Lender or holders in accordance with their respective Pro Rata Share; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such purchasing Revolving Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery. Each Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Obligations in the amount of such participation.

     12.4 Disbursement of Funds

     Agent may, on behalf of Revolving Lenders, disburse funds to Borrowers for Advances requested. Each Revolving Lender shall reimburse Agent on demand for its Pro Rata Share of all funds disbursed on its behalf by Agent, or if Agent so requests, each Revolving Lender will remit to Agent its Pro Rata Share of any Advance before Agent disburses same to Borrowers. If Agent elects to require that funds be made available prior to disbursement to Borrowers, Agent shall advise each Revolving Lender by telephone, telex or telecopy of the amount of such Revolving Lender's Pro Rata Share of such requested Advance no later than one (1) Business Day prior to the funding date applicable thereto, and each such Revolving Lender shall pay Agent such Revolving Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account not later than 3:00 p.m. (New York City time). If any Revolving Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrowers, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this Section 12.4 shall be without premium or penalty. Nothing in this Section 12.4 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of Section 12.5, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

     12.5 Settlements; Payments and Information

          (a) Advances; Payments; Interest and Fee Payments.

               (i) The amount of outstanding Loans pursuant to Advances may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrowers. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 12.4, Advances and repayments may be settled according to the procedures described in Sections 12.5(a)(ii) and 12.5(a)(iii) of this Agreement. Payments of principal, interest and fees in respect of the Loans will be settled, in accordance with each Revolving Lender's Pro Rata Share on the first Business Day after such payments are received. Notwithstanding these procedures, each Lender's obligation to fund its

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          Pro  Rata  Share of any  Advances  made by  Agent  to  Borrowers  will commence on the date such Advances are made by Agent; provided, however, nothing contained in this Agreement shall obligate a Lender to make an Advance at any time an Event of Default exists. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

               (ii) Once each week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by 1:00 p.m. (New York City time) by telephone, telex, or telecopy of the amount of each such Lender's Pro Rata Share of the outstanding Loans. In the event payments are necessary to adjust the amount of such Lender's share of the Loans to such Lender's Pro Rata Share of the Loans, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. (New York City time) on the Business Day following the Settlement Date.

               (iii)  On  the  first  Business  Day  of  each  month  ("Interest
          Settlement Date"), Agent will advise each Lender by telephone or facsimile of the amount of interest and fees charged to and collected from Borrowers for the proceeding month in respect of the applicable Loans. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on Schedule A of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3:00 p.m. (New York City time) on the next Business Day following the Interest Settlement Date such Lender's share of such interest and fees.

          (b) Availability of Lenders' Pro Rata Share.

               (i) Unless Agent has been notified by a Revolving Lender prior to any proposed funding date of such Lender's intention not to fund its Pro Rata Share of the Advance amount requested by Borrowers, Agent may assume that such Lender will make such amount available to Agent on the proposed funding date or the Business Day following the next Settlement Date, as applicable; provided, however, nothing contained in this Agreement shall obligate a Lender to make an Advance at any time an Event of Default exists. If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim, or deduction of any kind.

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               (ii) Nothing  contained in this Section 12.5(b) will be deemed to relieve a Lender of its obligation to fulfill its commitments or to prejudice any rights Agent or Borrowers may have against such Lender as a result of any default by such Lender under this Agreement.

          (c) Return of Payments.

               (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

               (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or paid to any other Person pursuant to any solvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers or such other Person, without set-off, counterclaim or deduction of any kind.

     12.6 Dissemination of Information

     Upon request by each Lender, the Agent will distribute promptly to such Lender, unless previously provided by Borrowers to such Lender, copies of all notices, schedules, reports, projections, financial statements, agreements and other material and other information, including, but not limited to, financial and reporting information received from Borrowers or their Subsidiaries or generated by a third party (and excluding only internal information generated by CapitalSource for its own use as a Lender or as Agent), as provided for in this Agreement and the other Loan Documents as received by Agent. Agent shall not be liable to Lenders for any failure to comply with its obligations under this
Section 12.6, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct.

XIII. MISCELLANEOUS

     13.1 Governing Law; Jurisdiction; Service of Process; Venue

     The Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to its choice of law provisions. Any judicial proceeding against Borrowers with respect to the Obligations, any Loan Document or any related agreement may be brought in any federal or state court of competent jurisdiction located in the State of
Maryland. By execution and delivery of each Loan Document to which it is a party, each Borrower (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 13.5 hereof, and (iv) waives any objection to jurisdiction and venue of any action instituted hereunder and agrees not to assert any defense based on lack of jurisdiction, venue, convenience or forum non conveniens. Nothing shall affect the right of Agent or any Lender to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings
against  any   Borrower  in  the  courts  of  any  other   jurisdiction   having
jurisdiction. Any judicial proceedings against Agent or any Lender involving, directly or indirectly, the Obligations, any Loan Document or any related agreement shall be brought only in a federal or state court located in the State of Maryland. All parties acknowledge that they participated in the negotiation and drafting of this Agreement with the assistance of counsel and that, accordingly, no party shall move or petition a court construing this Agreement to construe it more stringently against one party than against any other.

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     13.2 Successors and Assigns; Assignments and Participations

          (a) Each Lender may at any time assign all or a portion of its rights and delegate all or a portion of its obligations under this Agreement and the other Loan Documents (including all its rights and obligations with respect to the Loans) to one or more Persons (a "Transferee"); provided, that (i) so long as no Default or Event of Default has occurred and is continuing and subject to the provisions of Section 13.2(h) hereof, such Transferee shall be a Qualified Lender and (ii) such Transferee and such assigning Lender shall execute and deliver to Agent for acceptance and recording in the Register, a Lender Addition Agreement, which shall be in form and substance reasonably acceptable to Agent in its Permitted Discretion. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Lender Addition Agreement, (A) the Transferee thereunder shall be a party hereto and, to the extent provided in such Lender Addition Agreement, have the same rights, benefits and obligations as it would if it were a Lender hereunder,
     (B) the assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or assigned portion thereof, as the case may be, to the extent that such obligations shall have been expressly assumed by the Transferee pursuant to such Lender Addition Agreement (and, in the case of a Lender Addition Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto but shall nevertheless continue to be entitled to the benefits of Sections 13.4 and 13.7). Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the Transferee and that the Transferee shall be considered to be a "Lender" hereunder. Borrowers may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including Borrowers' rights, title, interests, remedies, powers, and duties hereunder or thereunder.

          (b) Each Lender may at any time sell participations in all or any part of its rights and obligations under this Agreement and the other Loan Documents (including all its rights and obligations with respect to the Loans) to one or more Persons (each, a "Participant"). In the event of any such sale by a Lender of a participation to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan (and any Note evidencing such Loan) for all purposes under this Agreement and the other Loan Documents and Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement pursuant to which any Lender shall sell any such participation shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender's rights and enforce each of Borrowers' obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents; provided, that such participation agreement may provide that such Lender will not agree, without the consent of the Participant, to any amendment, supplement, modification or waiver of: (i) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (ii) any extension of the termination date of this Agreement or the date fixed for any payment of principal, interest or fees payable with respect to any Loan in which such holder participates; and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement or the Loan Documents). Borrowers hereby acknowledge and agree that the Participant under each participation shall, solely for the purposes of Sections 10.5, 13.4 and
     13.7 of this Agreement be considered to be a "Lender" hereunder.

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          (c) Agent,  on behalf of  Borrowers,  shall  maintain  at its  address referred to in Section 13.5 a copy of each Lender Addition Agreement delivered to it and a written or electronic register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, and the Notes evidencing such Loans owned by, each Lender from time to time. Notwithstanding anything in this Agreement to the contrary, each of Borrowers, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans, the Notes and the Commitment recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Notwithstanding anything in this Agreement to the contrary, no assignment under Section 13.2(a) of any rights or obligations under or in respect of the Loans or the Notes evidencing such Loans shall be effective unless and until Agent shall have recorded the assignment pursuant to
     Section 13.2(c). Upon its receipt of a Lender Addition Agreement executed by an assigning Lender and an Transferee, Agent shall (i) promptly accept such Lender Addition Agreement and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and Borrowers. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned, and Borrowers, at their own expense, shall, upon the request of Agent by the assigning Lender or the Transferee, as applicable, execute and deliver to Agent, within five (5) Business Days of any request, new Notes to reflect the interest held by the assigning Lender and its Transferee.

          (e) Except as otherwise provided in this Section 13.2 no Lender shall, as between Borrowers and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans or other Obligations owed to such Lender. Each Lender may furnish any information concerning Borrowers and their Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to confidentiality requirements hereunder.

          (f) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement, including, without limitation, the Loans owing to it and the Notes held by it and the other Loan Documents and Collateral.

          (g) Borrowers agree to use commercially reasonable best efforts to assist any Lender in assigning or selling participations in all or any part of any Loans made by such Lender to another Person identified by such Lender.

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          (h)  Notwithstanding  anything in the Loan  Documents to the contrary,
     (i) CapitalSource and its Affiliates shall not be required to execute and deliver a Lender Addition Agreement in connection with any transaction involving its Affiliates or its or their lenders or financing or funding sources, (ii) no lender to or funding or financing source of CapitalSource or its Affiliates shall be considered a Transferee and (iii) there shall be no limitation or restriction on (A) CapitalSource's ability to assign or otherwise transfer any Loan Document or any Obligation to any such Affiliate or lender or funding or financing source, and (B) any such lender's or financing or funding source's ability to assign or otherwise transfer any Loan Document or Obligation; provided, however, CapitalSource shall continue to be liable as a "Lender" under the Loan Documents unless such Affiliate or lender executes a Lender Addition Agreement and thereby becomes a "Lender."

          (i) The Loan Documents shall inure to the benefit of each Lender, Agent, Transferees, Participants (to the extent expressly provided therein only) and all future holders of the Note, the Obligations and/or any of the Collateral, and each of their respective successors and assigns. Each Loan Document shall be binding upon the Persons other than Lender and Agent that are parties thereto and their respective successors and assigns, and no such Person may assign, delegate or transfer any Loan Document or any of its rights or obligations thereunder without the prior written consent of Agent. No rights are intended to be created under any Loan Document for the benefit of any third party donee, creditor or incidental beneficiary of any Borrower or any Guarantor. Nothing contained in any Loan Document shall be construed as a delegation to Agent or any Lender of any other Person's duty of performance. BORROWERS ACKNOWLEDGE AND AGREE THAT AGENT OR ANY LENDER AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND REISSUE (WITHOUT SUBSTANTIVE CHANGES OTHER THAN THOSE RESULTING FROM SUCH DIVISION) THE NOTES, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER ANY LOAN DOCUMENT, NOTE, THE OBLIGATIONS AND/OR THE COLLATERAL TO OTHER PERSONS, IN EACH CASE ON THE TERMS AND CONDITIONS PROVIDED HEREIN. Each Transferee and Participant shall have all of the rights and benefits with respect to the Obligations, Notes, Collateral and/or Loan Documents held by it as fully as if the original holder thereof, provided that, notwithstanding anything to the contrary in any Loan Document, no Borrower shall be obligated to pay under this Agreement to any Transferee or Participant any sum in excess of the sum which it would have been obligated to pay to Lenders had such participation not been effected. Notwithstanding any other provision of any Loan Document, Agent and Lenders may disclose to any Transferee or Participant all information, reports, financial statements, certificates and documents obtained under any provision of any Loan Document; provided, that Transferees and Participants shall be subject to the confidentiality provisions contained herein that are applicable to Agent and Lenders.

     13.3 Application of Payments

     To the  extent  that any  payment  made or  received  with  respect  to the
Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside, defeased or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any Debtor Relief Law, common law or equitable cause or any other law, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Agent of any Lender and the Liens created hereby shall be revived automatically without any action on the part of

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any party hereto and shall  continue as if such payment had not been received by
Agent or any Lender. Except as specifically provided in this Agreement, any payments with respect to the Obligations received shall be credited and applied in such manner and order as Agent shall decide in its sole discretion.

     13.4 Indemnity

     Borrowers, jointly and severally, shall indemnify Agent and each Lender, their respective Affiliates and managers, members, officers, employees, Affiliates, agents, representatives, successors, assigns, accountants and attorneys (collectively, the "Indemnified Persons") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against any Indemnified Person with respect to or arising out of, or in any litigation, proceeding or investigation instituted or conducted by any Person with respect to any aspect of, or any transaction contemplated by, or any matter related to, any Loan Document or any agreement, document or transaction contemplated thereby, whether or not such Indemnified Person is a party thereto, except to the extent that such litigation is solely between or among Lenders and relates solely to issues between the Lenders a final and nonappealable order of judgment binding on such Indemnified Person of a court of competent jurisdiction determines that any of the foregoing arises out of the gross negligence or willful misconduct of such Indemnified Person. If any Indemnified Person uses in-house counsel for any purpose for which Borrowers are responsible to pay or indemnify, Borrowers expressly agree that their indemnification obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Indemnified Person in its sole discretion for the work performed. Agent agrees to give Borrowers reasonable notice of any event of which Agent becomes aware for which indemnification may be required under this
Section 13.4, and Agent may elect (but is not obligated) to direct the defense thereof; provided, that the selection of counsel shall be subject to Borrowers' consent, which consent shall not be unreasonably withheld or delayed, and Borrowers shall be entitled to participate in the defense of any matter for which indemnification may be required under this Section 13.4 and to employ counsel at its own expense to assist in the handling of such matter. Any Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of such Indemnified Person or the Collateral, subject to Borrowers' prior approval of any settlement, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, if any insurer agrees to undertake the defense of an event (an "Insured Event"), Agent agrees not to exercise its right to select counsel to defend the event if that would cause Borrowers' insurer to deny coverage; provided, however, that Agent reserves the right to retain counsel to represent any Indemnified Person with respect to an Insured Event at its sole cost and expense. To the extent that Agent or any Lender obtains recovery from a third party other than an Indemnified Person of any of the amounts that Borrowers have paid to Agent or any Lender pursuant to the indemnity set forth in this Section 13.4, then Agent and/or Lender shall promptly pay to Borrowers the amount of such recovery. Without limiting any of the foregoing, Borrowers, jointly and severally, indemnifies the Indemnified Parties for all claims for brokerage fees or commissions (other than claims of a broker with whom such Indemnified Party has directly contracted in writing) which may be made in connection with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to, any Loan Document, Acquisition Document or any agreement, document or transaction contemplated thereby.

     13.5 Notice

     Any notice or request under any Loan Document shall be given to any party to this Agreement at such party's address set forth beneath its signature on the signature page to this Agreement, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section
13.5. Any notice or request hereunder shall be given only by, and shall be deemed to have been received upon (each, a "Receipt"): (i) registered or certified mail, return receipt requested, on the date on which such received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one (1) Business Day after deposit with such courier, or
(iii) facsimile or electronic transmission, in each case upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), as applicable.

     13.6 Severability; Captions; Counterparts; Facsimile Signatures

     If any provision of any Loan Document is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of the Loan Documents which shall be given effect so far as possible. The captions in the Loan Documents are intended for convenience and reference only and shall not affect the meaning or interpretation of the Loan Documents. The Loan Documents may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

     13.7 Expenses

     Borrowers shall pay, whether or not the Closing occurs, all costs and expenses incurred by Agent, Lenders and/or their Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches and wire transfer fees and audit expenses), and reasonable attorneys' fees and expenses, (i) in any effort to enforce, protect or collect payment of any Obligation or to enforce any Loan Document or any related agreement, document or instrument, (ii) in connection with entering into, negotiating, preparing, reviewing and executing the Loan Documents and/or any related agreements, documents or instruments, (iii) arising in any way out of administration of the Obligations or the taking or refraining from taking by Agent or Lender of any action requested by Borrowers, (iv) in connection with instituting, maintaining, preserving, enforcing and/or foreclosing on Agent's, for the benefit of itself and Lenders, Liens in any of the Collateral or securities pledged under the Loan Documents, whether through judicial proceedings or otherwise, (v) in defending or prosecuting any actions, claims or proceedings arising out of or relating to Agent's and/or Lenders' transactions with Borrowers, (vi) in seeking, obtaining or receiving any advice with respect to its rights and obligations under any Loan Document and any related agreement, document or instrument, (vii) arising out of or relating to any Default or Event of Default or occurring thereafter or as a result thereof, (viii) in connection with all actions, visits, audits and inspections undertaken by Agent or Lenders or their Affiliates pursuant to the Loan Documents, and/or (ix) in connection with any modification, restatement, supplement, amendment, waiver or extension of any Loan Document and/or any related agreement, document or instrument. All of the foregoing shall be charged to Borrowers' account and shall be part of the Obligations and absent a Default or Event of Default all the foregoing shall be reasonable in amount. If Agent, any Lender or any of their Affiliates uses in-house counsel for any purpose under any Loan Document for which Borrowers are responsible to pay or indemnify, Borrowers expressly agree that their Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent, such Lender or such Affiliate in its sole discretion for the work performed. Without limiting the foregoing, Borrowers shall pay all taxes (other than taxes based upon or measured by each Lender's income or revenues or any personal property tax), if any, in connection with the issuance of any Note and the filing and/or recording of any documents and/or financing statements.

     13.8 Entire Agreement

     This Agreement and the other Loan Documents to which Borrowers are parties constitute the entire agreement between Borrowers, Agent and Lenders with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings (including but not limited to the term sheet dated on or about February 25, 2003, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by Borrowers, Agent and Lenders or Requisite Lenders, as appropriate. Except as set forth in and subject to Section 10.5, no provision of any Loan
Document may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by Borrowers, Agent and Requisite Lenders; provided, that no consent or agreement by Borrowers shall be required to amend, modify, change, restate, waive, supplement, discharge, cancel or terminate any provision of Article XII so long as no additional duties are required to be assumed by Borrowers. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof. The schedules attached hereto may be amended or supplemented by Borrowers upon delivery to Agent of such amendments or supplements and, except as expressly provided otherwise in this Agreement, the written approval thereof by Agent.

     13.9 Approvals and Duties

     Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Agent or Lenders with respect to any matter that is subject of any Loan Document may be granted or withheld by Agent or Lenders, as applicable, in their sole and absolute discretion. Other than Agent's duty of reasonable care with respect to Collateral delivered pursuant to the Pledge

Agreements, Agent and Lenders shall have no responsibility for or obligation or duty with respect to any of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

     13.10 Confidentiality and Publicity

     Agent and each Lender reserve the right to review and approve all materials that Borrowers or any of their Affiliates prepares that contain Agent's or such Lender's name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. Borrowers shall not, and shall not permit any of their Affiliates to, use either Agent's or any Lender's name (or the name of any of Agent's or any Lenders' Affiliates) in connection with any of its business operations, provided, that Borrowers may disclose the Lenders' names, the aggregate principal amount of the Loans outstanding and other principal terms of such Loans to its shareholders and other equity owners and prospective purchasers of debt or equity securities of Borrowers so long as Borrowers inform such prospective purchasers of the confidential nature of such information and such Persons agree in writing not to disclose the same to any other Person and to be bound by the confidentiality provisions of this Agreement. Nothing contained in any Loan Document is intended to permit or authorize any Borrower or any of its Affiliates to contract on behalf of Agent or any Lender.

     13.11 Release of Collateral

     Subject to Section 12.3, promptly following full performance and satisfaction and indefeasible payment in full in cash of all Obligations and the termination of this Agreement, the Liens created hereby shall terminate and Agent and Lenders shall execute and deliver such documents, at Borrowers' expense, as are necessary to release Lenders' Liens in the Collateral and shall return the Collateral to Borrowers; provided, however, that the parties agree that, notwithstanding any such termination or release or the execution, delivery or filing of any such documents or the return of any Collateral, if and to the extent that any such payment made or received with respect to the Obligations is subsequently invalidated, determined to be fraudulent or preferential, set aside, defeased or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other Person under any Debtor Relief Law, common law or equitable cause or any other law, then the Obligations intended to be satisfied by such payment shall be revived and shall continue as if such payment had not been received by Agent or any Lender and the Liens created hereby shall be revived automatically without any action on the part of any party hereto and shall continue as if such payment had not been received by Agent or any Lender. Agent and Lenders shall not be deemed to have made any representation or warranty with respect to any Collateral so delivered except that such Collateral is free and clear, on the date of such delivery, of any and all Liens arising from such Person's own acts.

         [Remainder Of Page Intentionally Blank; Signature Pages Follow]

Signature Page to Revolving Credit,  Term Loan,  Equipment Acquisition Term Loan
                                                          and Security Agreement

     IN WITNESS WHEREOF, each of the parties has duly executed this Revolving Credit, Term Loan, Equipment Acquisition Term Loan and Security Agreement as of the date first written above.

BORROWERS:                              ADVANCED NUTRACEUTICALS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Advanced Nutraceuticals, Inc.
                                        106 South University Blvd., Unit #14
                                        Denver, CO 80209
                                        Attention:
                                                    ----------------------------
                                        Telephone:
                                                    ----------------------------
                                        FAX:
                                              ----------------------------------
                                        E-MAIL:
                                                 -------------------------------

                                        BACTOLAC PHARMACEUTICAL, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Bactolac Pharmaceutical Inc.
                                        7 Oser Avenue
                                        Hauppauge, NY 11788
                                        Attention:
                                                    ----------------------------
                                        Telephone:
                                                    ----------------------------
                                        FAX:
                                              ----------------------------------
                                        E-MAIL:
                                                 -------------------------------

                                        ANI PHARMACEUTICALS, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        ANI Pharmaceuticals, Inc.
                                        3600 25th Avenue
                                        Gulfport, MS 39501
                                        Attention:
                                                    ----------------------------
                                        Telephone:
                                                    ----------------------------
                                        FAX:
                                              ----------------------------------
                                        E-MAIL:
                                                 -------------------------------

AGENT AND LENDER:                       CAPITALSOURCE FINANCE LLC

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        CapitalSource Finance LLC
                                        4445 Willard Avenue, 12th Floor
                                        Chevy Chase, MD  20815
                                        Attention:  Corporate Finance Group,
                                        Portfolio Manager
                                        Telephone:  (301) 841-2700
                                        FAX:  (301) 841-2360
                                        E-MAIL:  rdailey@capitalsource.com

                                     ANNEXES
                                     -------

Annex I             Financial Covenants

                                    EXHIBITS
                                    --------

Exhibit A           Borrowing Certificate

Exhibit B           Form of Draw Notice

                                    SCHEDULES
                                    ---------

     Schedule A         Lenders/Commitments
     Schedule 2.4       Borrowers' Accounts for Receipt of Loan Proceeds
     Schedule 5.1       Organization and Authority
     Schedule 5.2       Consents, Approvals/Authorizations Required
     Schedule 5.3       Subsidiaries, Capitalization and Ownership Interests
     Schedule 5.4       Properties
     Schedule 5.5       Other Agreements
     Schedule 5.6       Litigation
     Schedule 5.7       Environmental
     Schedule 5.8       Tax Returns; Governmental Reports
     Schedule 5.11      Intellectual Property
     Schedule 5.12      Licenses and Permits; Labor
     Schedule 5.15      Existing Indebtedness; Investments, Guaranties and
                          Certain Contracts
     Schedule 5.16      Affiliated Agreements
     Schedule 5.17      Insurance
     Schedule 5.18A     Names
     Schedule 5.18B     Location of Offices, Records and Collateral
     Schedule 5.18C     Deposit Accounts and Investment Property
     Schedule 5.22      Finders Fee Payable by Borrowers
     Schedule 6.8       Further Assurances and Post Closing Deliverables
     Schedule 7.2       Permitted Indebtedness
     Schedule 7.3       Permitted Liens

                                  Schedule 6.8
                                  ------------

                Further Assurances and Post Closing Deliverables

     In accordance with and in furtherance of the provisions of Section 6.8 of the Agreement, the following actions, items and deliverables will be completed, taken and/or delivered to Agent's satisfaction on or before the date specified below. The failure to take, comply with or provide any of the actions or items referred to herein on or before such date shall constitute and be deemed an Event of Default under the Agreement. Nothing in this Schedule 6.8 shall limit the effect of any provision of the Agreement or Borrowers' obligations thereunder. Capitalized terms not otherwise defined in this Schedule 6.8 shall have the same meaning as in the Agreement.



     1. On or before ten (10) days after the Closing Date, Borrowers shall cause to be duly filed all UCC-3 termination statements with respect to GECC and each other holder of security interests on the assets of the Borrowers except for any statements evidencing Permitted Liens.

     2. On or before thirty (30) days after the Closing Date, Borrowers shall cause to be delivered to Agent true and complete copies of their insurance policies, including, without limitation, the lender loss payable endorsement thereunder, which shall be reasonably satisfactory to Agent.

     3. On or before March 31, 2003, Borrowers shall cause to be provided to Agent evidence satisfactory to Agent that the Collateral Assignment of Life Insurance has been accepted by and duly recorded on the books and records of the insurance company that issued the Life Insurance Policy.

     4. On or before thirty (30) days after the Closing Date, Borrowers will deliver to Agent a good standing and foreign qualification certificate from the Secretary of State of the State of New York for Bactolac.

     5. On or before twenty (20) days after the Closing Date, Borrowers will deliver to Agent evidence that the Mississippi personal property tax has been paid in full.

                                     ANNEX I

                               FINANCIAL COVENANTS
                               -------------------

1)   Tangible Net Worth

     As measured on the last day of each fiscal year of Borrowers, the Tangible Net Worth shall not be less than the following:

----------------------------------------------------------------
Test Date:                         Minimum Tangible Net Worth:
----------------------------------------------------------------
September 30, 2003                 $8,000,000
September 30, 2004                 $8,500,000
September 30, 2005                 $9,000,000
----------------------------------------------------------------


2)   Fixed Charge Coverage Ratio

     The Fixed Charge Coverage Ratio shall not be less than 1:00 to 1:00 as of the last day of each fiscal month commencing with the month ending April 30, 2003.

3)   Capital Expenditure

     Borrowers shall not permit the Capital Expenditures in the aggregate to exceed $700,000 in any fiscal year of the Borrowers.

4)   Defined Terms

     For purposes of the covenants set forth in this Annex I, the terms listed below shall have the following meanings:

     "Capital Expenditures"
     ----------------------
     shall  mean  for  Borrowers,  on a  consolidated  basis,  the sum  (without duplication) of all expenditures (whether paid in cash or accrued as liabilities) that are or are required to be treated as capital expenditures under GAAP.

     "EBITDA"
     --------
     shall mean for Borrowers, on a consolidated basis, the sum, without duplication, of the following: Net Income determined in accordance with GAAP, plus, (a) Interest Expense, (b) taxes on income, (c) depreciation expense, (d) amortization expense, (e) all other non-cash and/or non-recurring charges and expenses approved by Agent in its Permitted Discretion, excluding accruals for cash expenses made in the ordinary course of business, and (f) loss from any sale of assets, other than sales in the ordinary course of business, less (x) gain from any sale of assets, other than sales in the ordinary course of business, and (y) all non-cash and/or non-recurring income, all of the foregoing determined in accordance with GAAP.

     "Fixed Charge Coverage Ratio"
     -----------------------------
     shall mean, for Borrowers on a consolidated basis, at any date of determination, the ratio of (a) EBITDA, minus non-financed Capital Expenditures, minus income taxes paid in cash, to (b) Fixed Charges, (i) during the period from the Closing Date through December 31, 2003, cumulative for the months (or portions thereof) from January 1, 2003 to the date of determination taken as one accounting period, and (ii) commencing on January 1, 2004 and thereafter for the twelve (12) months then ending taken as one accounting period.

     "Fixed Charges"
     ---------------
     shall mean, the sum of the following for Borrowers, on a consolidated basis: (a) Total Debt Service, (b) dividends and/or distributions paid in cash, and (c) cash paid for stock repurchases and/or redemptions.

     "Interest Expense"
     ------------------
     shall mean total interest expense generated during the period in question (including attributable to conditional sales contracts, Capital Leases and other title retention agreements in accordance with GAAP) of Borrowers on a consolidated basis with respect to all outstanding Indebtedness including accrued interest and interest paid in kind and capitalized interest but excluding commissions, discounts and other fees owed with respect to letters of credit and bankers' acceptance financing, and net costs under Interest Rate Agreements.

     "Interest Rate Agreement"
     -------------------------
     shall mean any interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to hedge the position with respect to interest rates.

     "Net Income"
     ------------
     shall mean the net income (or loss) of Borrowers on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided, that there shall be excluded (i) the income (or loss) of any Person in which any other Person (other than Borrowers) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to a Borrower by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Borrower or is merged into or consolidated with a Borrower or that Person's assets are acquired by a Borrower, (iii) the income of any Subsidiary of Borrowers to the extent that the declaration or payment of dividends or similar distributions of that income by that Subsidiary is not at the time permitted by operation of the terms of the charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) compensation expense resulting from the issuance of capital stock, stock options or stock appreciation rights issued to former or current employees, including officers, of a Borrower, or the exercise of such options or rights, in each case to the extent the obligation (if any) associated therewith is not expected to be settled by the payment of cash by a Borrower or any Affiliate thereof, and (v) compensation expense resulting from the repurchase of capital stock, options and rights described in clause (iv) of this definition of Net Income.

     "Tangible Net Worth"
     --------------------
     shall mean as to Borrowers, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for Borrowers and their Subsidiaries, the amount equal to the difference between: (a) the aggregate net book value of all assets of Borrowers and their Subsidiaries (excluding the value of patents, trademarks, tradenames, copyrights, licenses, goodwill, leasehold improvements, prepaid assets and other intangible assets), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (b) the aggregate amount of Total Debt of Borrowers and their Subsidiaries.

     "Total Debt"
     ------------
     shall mean, at any date of determination, the total Indebtedness of Borrowers on a consolidated basis, including, without limitation, all Indebtedness under the Loan Documents and all accrued interest on the foregoing (including, without limitation, all interest paid in kind) and all Capital Leases, but excluding current operating liabilities. For all purposes of this Agreement, the term "Total Debt" shall be calculated to include (i.e., not net of) discounts, deductions or allocations relating or applicable to or arising from any equity or equity participation or fees, whether under GAAP or otherwise.

     "Total Debt Service"
     --------------------
     shall mean the sum of (i) scheduled or other required payments of principal on Total Debt (excluding the repayment of the note due to Dr. Reddy so long as such repayment occurs on or immediately after the Closing Date as permitted hereunder), (ii) any other cash fees due or payable with respect to, in connection with or on Total Debt, and (iii) cash Interest Expense.

                                   APPENDIX A

                                   DEFINITIONS
                                   -----------

     "Account Debtor"
     ----------------
     shall mean any Person who is obligated under an Account.

     "Accounts"
     ----------
     shall mean all  "accounts"  (as  defined in the UCC) of  Borrowers  (or, if
referring  to  another  Person,   of  such  other  Person),   including  without
limitation, accounts, accounts receivables, monies due or to become due and obligations in any form (whether arising in connection with contracts, Contract Rights, Instruments, General Intangibles or Chattel Paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     "Advances"
     ----------
     shall mean a borrowing under the Revolving Facility. Any amounts paid by Agent or any Lender on behalf of any Borrower or any Guarantor under any Loan Document (other than the Term Loan) shall be an Advance for purposes of this Agreement.

     "Affiliate" or "affiliate"
     --------------------------
     shall mean, as to any Person, any other Person (a) that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, (b) who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause (a) above with respect to such Person, or (c) which, directly or indirectly through one or more intermediaries, is the beneficial or record owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, as the same is in effect on the date hereof) of five percent (5%) or more of any class of the outstanding voting stock, securities or other equity or ownership interests of such Person. For purposes of this definition, the term "control" (and the correlative terms, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, whether through ownership of securities or other interests, by contract or otherwise.

     "Accommodation Payment"
     -----------------------
     shall have the meaning assigned to it in Section 3.7(c) hereof.

     "Agreement"
     -----------
     shall have the meaning assigned to it in the introductory paragraph hereof.

     "Allocable Amount"
     ------------------
     shall have the meaning assigned to it in Section 3.7(c) hereof.

     "Applicable Rate"
     -----------------
     shall mean the interest rates applicable from time to time to Loans under this Agreement.

     "Availability"
     --------------
     shall have the meaning assigned to it in Section 2.1 hereof.

     "Bankruptcy Code"
     -----------------
     shall have the meaning assigned to it in Section 3.7(b) hereof.

     "Blocked Accounts"
     ------------------
     shall mean the lockbox and accounts maintained by Borrowers at the Lockbox Banks into which all collections or payments on their Accounts and other Collateral and other cash payments received by Borrowers are paid pursuant to this Agreement.

     "Borrowing Base"
     ----------------
     shall mean, collectively, the Receivables Borrowing Base and the Inventory Borrowing Base less all reserves.

     "Borrowing Certificate"
     -----------------------
     shall mean a Borrowing Certificate substantially in the form of Exhibit A hereto.

     "Borrowing Date"
     ----------------
     shall have the meaning assigned to it in Section 2.4 hereof.

     "Business"
     ----------
     shall have the meaning given such term in the recitals of this Agreement.

     "Business Day"
     --------------
     shall mean any day other than a Saturday, Sunday or other day on which the Federal Reserve or Agent is closed.

     "Capital Lease"
     ---------------
     shall mean, as to any Person, a lease of any interest in any kind of property or asset by that Person as lessee that is, should be or should have been recorded as a "capital lease" in accordance with GAAP.

     "Capitalized Lease Obligations"
     -------------------------------
     shall mean all obligations of any Person under Capital Leases, in each case, taken at the amount thereof accounted for as a liability in accordance with GAAP.

     "Cash Equivalents"
     ------------------
     shall mean (a) securities issued, or directly and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (b) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (i) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000, or (ii) any bank (or the parent company of such bank) whose short-term commercial paper rating from Standard & Poor's Ratings Services ("S&P") is at least A-2 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-2 or the equivalent thereof in each case with maturities of not more than six months from the date of acquisition (any bank meeting the qualifications specified in clauses (b)(i) or (ii), an "Approved Bank"), (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a), above, entered into with any Approved Bank, (d) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition and (e) investments in money market funds substantially all of whose assets are comprised of securities of the type described in clauses (a) through (d) above.

     "Change of Control"
     -------------------
     shall mean, with respect to any Borrower or Guarantor individually and/or collectively and/or any division or business or operating units thereof, the occurrence of any of the following: (i) a merger, consolidation, reorganization, recapitalization or share or interest exchange, sale or transfer or any other transaction or series of transactions in which its stockholders, managers, partners, owners or interest holders immediately prior to such transaction or series of transactions receive, in exchange for the stock or interests owned by them, cash, property or securities of the resulting or surviving entity or any Affiliate thereof, and, as a result thereof, Persons who, individually or in the aggregate, were holders of 50% or more of its voting stock, securities or equity, partnership or ownership interests immediately prior to such transaction or series of transactions hold less than 50% of the voting stock, securities or other equity, partnership or ownership interests of the resulting or surviving entity or such Affiliate thereof, calculated on a fully diluted basis, (ii) a direct or indirect sale, transfer or other conveyance or disposition, in any single transaction or series of transactions, of all or substantially all of its assets, (iii) a direct or indirect sale, transfer or other conveyance or disposition, in any single transaction or series of transactions, of all or substantially all of the equity ownership of any Subsidiary thereof, (iv) the liquidation or dissolution of any Subsidiary thereof, (v) any "change in/of control" or "sale" or "disposition" or similar event as defined in any certificate or incorporation or formation or statement of designations or operating agreement of any Borrower or Guarantor or in any document governing indebtedness of such Person in excess of $100,000, individually or in the aggregate which gives the holder of such indebtedness the right to accelerate or otherwise require payment of such indebtedness prior to the maturity date thereof, or in any Employment Agreement, (vi) the Controlling Equity Group ceases to be the record owner of 51% of the voting power of Parent, calculated on a fully diluted basis, or ceases to have the right to appoint or elect a majority of the board of managers/advisors of Borrowers, or (vii) (A) Dr. P.M. Reddy ceases to be employed as Chief Executive Officer of Bactolac or he otherwise becomes disabled and, in each case, he is not replaced within thirty
(30) calendar days by an interim Chief Executive Officer of Bactolac, and within 180 days by a permanent Chief Executive Officer of Bactolac, each to Agent's satisfaction as determined in its Permitted Discretion, or any such replacement Chief Executive Officer of Bactolac ceases such employment or otherwise becomes disabled unless replaced in the same time period and to Agent's satisfaction as determined in its Permitted Discretion or (B) Jeffrey McGonegal ceases to be employed as Chief Financial Officer of Parent or he otherwise becomes disabled and in each case, he is not replaced within thirty (30) calendar days by an interim Chief Financial Officer of Parent, and within ninety (90) days by a permanent Chief Financial Officer of Parent, each to Agent's satisfaction as determined in its Permitted Discretion, or any such replacement Chief Financial Officer of Parent ceases such employment or otherwise becomes disabled unless replaced in the same time period and to Agent's satisfaction as determined in its Permitted Discretion.

     "Charter and Good Standing Documents"
     -------------------------------------
     shall mean, for each Borrower and each Guarantor, if any, (i) a copy of the certificate of incorporation or formation (or other applicable charter document) certified as of a date not more than five (5) Business Days before the Closing Date by the applicable Governmental Authority of the jurisdiction of incorporation or organization of such Borrower, (ii) a copy of the bylaws or similar organizational documents of certified as of a date not more than five
(5) Business Days before the Closing Date by the corporate secretary or assistant secretary of such Borrower, (iii) an original certificate of good standing as of a date acceptable to Agent issued by the applicable Governmental

Authority of the jurisdiction of incorporation or organization of such Borrower and of every other jurisdiction in which such Borrower has an office or conducts business or is otherwise required to be in good standing, and (iv) copies of the resolutions of the Board of Directors or managers (or other applicable governing body) and, if required, stockholders, members or other equity owners authorizing the execution, delivery and performance of the Loan Documents to which such Borrower is a party, certified by an authorized officer of such Person as of the Closing Date.

     "Closing"
     ---------
     shall mean the satisfaction, or written waiver by Agent, of all of the conditions precedent set forth in this Agreement required to be satisfied prior to the consummation of the transactions contemplated hereby.

     "Closing Date"
     --------------
     shall mean the date of this Agreement.

     "Collateral"
     ------------
     shall mean, collectively and each individually, all collateral and/or security granted and/or securities pledged to Agent, for the benefit of itself and Lenders, by Borrowers and/or Guarantors, if any, pursuant to the Loan Documents including, without limitation, the items set forth in Section 2.13 of this Agreement.

     "Collateral Assignment of Life Insurance Policy"
     ------------------------------------------------
     shall mean a collateral assignment of the Life Insurance Policy whereby Borrowers shall collaterally assign all of the Borrowers' rights in the Life Insurance Policy to Agent for the benefit of Lenders, in form and substance to Agent in its sole discretion.

     "Collateral Management Fee"
     ---------------------------
     shall have the meaning assigned to it in Section 3.3 hereof.

     "Commitment" or "Commitments"
     -----------------------------
     shall mean, (i) with respect to the Revolving Facility, as to any Revolving Lender, the aggregate commitment of such Revolving Lender to make Advances, as set forth on Schedule A or in the most recent Lender Addition Agreement executed by such Revolving Lender, (ii) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Advances, (iii) with respect to the Term Loan, as to any Term Lender, the aggregate commitment of such Term Lender to fund the Term Loan, as set forth on Schedule A or in the most recent Lender Addition Agreement executed by such Term Lender, (iv) as to all Term Lenders, the aggregate commitment of all Term Lenders to fund the Term Loan, (v) with respect to the Equipment Acquisition Term Loan, as to any Equipment Acquisition Term Lender, the aggregate commitment of such Equipment Acquisition Term Lender to fund the Equipment Acquisition Term Loan, as set forth on Schedule A or in the most recent Lender Addition Agreement executed by such Equipment Acquisition Term Lender, (vi) as to all Equipment Acquisition Term Lenders, the aggregate commitment of all Equipment Acquisition Term Lenders to fund the Equipment Acquisition Term Loan, and (vii) as to all Lenders, the aggregate commitments of all Lenders to fund the Loans, in each case as the same may be reduced, modified or terminated pursuant to this Agreement.

     "Common Stock"
     --------------
     shall mean the common stock, $0.01 par value, of the Parent.

     "Computer Hardware and Software"
     --------------------------------
     shall mean all of Borrowers' rights (including rights as licensee and lessee) with respect to (a) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (b) all Software and all software programs designed for use on the computers and electronic data processing hardware described in clause (a) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever) and any other Software; (c) any firmware associated with any of the foregoing; (d) any other Software; and (e) any documentation for or related to hardware, Software and firmware described in clauses (a), (b), (c) and (d) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

     "Concentration Account"
     -----------------------
     shall have the meaning assigned to it in Section 2.5 hereof.

     "Contingent Obligations"
     ------------------------
     shall mean, as to any Person, any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or to hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term "Contingent Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "Contract Right"
     ----------------
     shall mean any right of any Borrower to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

     "Controlling Equity Group"
     --------------------------
     shall mean Dr. Pailla M. Reddy, Glenwood Capital, Greg Pusey and Jeffrey McGonegal.

     "Copyrights"
     ------------
     shall mean all of Borrowers' now existing or hereafter acquired right, title, and interest in and to: (i) copyrights, rights and interests in copyrights, works protectable by copyright, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, and all research and development relating to the foregoing; and (ii) all renewals of any of the foregoing.

     "Debit Memo"
     ------------
     shall mean a Borrower's memorandum to document a partial payment by an Account Debtor of amounts due and owing to such Borrower in accordance with the practice and procedure of the Borrowers as of the Closing Date.

     "Debtor Relief Law"
     -------------------
     shall mean, collectively, the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally, as amended from time to time.

     "Default"
     ---------
     shall mean any event, fact, circumstance or condition that, with the giving of applicable notice or passage of time or both, would constitute or be or result in an Event of Default.

     "Default Rate"
     --------------
     shall have the meaning assigned to it in Section 3.6 hereof.

     "Deposit Account"
     -----------------
     shall mean, individually and collectively, any Blocked Accounts and all bank or other depository accounts of any Borrower.

     "Distribution"
     --------------
     shall mean any fee, payment, bonus or other remuneration of any kind, and any repayment of or debt service on loans or other indebtedness.

     "Dollars" and "$"
     -----------------
     shall mean lawful money of the United States of America.

     "Draw Notice"
     -------------
     shall mean a Draw Notice substantially in the form of Exhibit B hereto.

     "Draws"
     -------
     shall mean a borrowing by Borrowers under the Equipment Acquisition Term Loan.

     "Eligible Equipment"
     --------------------
     shall mean Equipment purchased by a Borrower to be used in the ordinary course of Borrowers' business unless:

          (a) such Equipment is not subject to a valid perfected first priority security interest in favor of Agent for its benefit and the benefit of the Lenders or such Equipment is subject to any Liens or security interests other than those in favor of Agent for its benefit and the benefit of the Lenders;

          (b) the purchase of which is not evidenced by an invoice, statement or other documentary evidence satisfactory to Agent;

          (c) any consent, license, approval or authorization required to be obtained by Borrowers in connection with the granting of the security interest under the Loan Documents has not been or was not duly obtained and is not in full force and effect;

          (d) such Equipment is not owned by a Borrower;

          (e) such Equipment does not, or at the time of its purchase from the vendor did not, constitute "Equipment" under Article 9 of the UCC as then in effect in the jurisdiction whose law governs perfection of the security interest;

          (f) the transfer of such Equipment to a Borrower by vendor, supplier or other Person did not constitute a valid sale and transfer to such Borrower of all right, title and interest of such Person in the Equipment enforceable against all creditors of and purchasers from such Person;

          (g) (A) a Borrower is not the sole owner of all right, title and interest in and to such Equipment, or (B) a Borrower does not have a valid ownership interest therein free and clear of all Liens other than Liens granted under the Loan Documents;

          (h) such Equipment is not in good working order or is damaged;

          (i) such Equipment is at a location which is not covered by a Landlord Waiver and Consent;

          (j) it arises out of services rendered or a sale made to, or out of any other transaction between with, Borrowers or one or more Affiliates of Borrowers;

          (k) any covenant, agreement, representation or warranty contained in any Loan Document with respect to such Equipment has been breached and remains uncured;

          (l) at the time of the purchase of such Equipment by a Borrower, the seller of such Equipment has commenced a voluntary case under any Debtor Relief Law or has made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in respect of such seller in an involuntary case under any Debtor Relief Law, or any other petition or application for relief under any Debtor Relief Law has been filed against such seller, or such seller has failed, suspended business, ceased to be solvent, called a meeting of its creditors, or has consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs, or such Borrower, in the ordinary course of business, should have known of any of the foregoing, unless, in each case, Agent consents in writing in its Permitted Discretion to include such Equipment as Eligible Equipment;

          (m) it is located outside the continental United States;

          (n) it was purchased on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by chattel paper or an instrument of any kind or has been reduced to judgment;

          (o) the purchase of which is contingent in any respect or for any reason;

          (p) any return, rejection or repossession of such Equipment occurred;

          (q) such Equipment does not comply, or was not manufactured in compliance, in all material respects with all applicable requirements of all statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, of any
     Governmental Authority, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments; and

          (r) such Equipment fails to meet such other specifications and requirements which may from time to time be established by Agent, or such Equipment otherwise is not satisfactory to Agent, as determined in Agent's Permitted Discretion and as communicated to Borrowers within a reasonable time of such determination by Agent; provided, however, that any failure of Agent to provide such notice or communication shall not negate the effectiveness or application of any such specifications, requirements or determinations, result in any liability of Agent or otherwise release or excuse any Borrower from its obligations under the Loan Documents and/or complying with such specifications, requirements or determinations and the Borrowers' obligations under the Loan Documents, including, without limitation, its obligations to make principal and interest payments and other mandatory payments of the Obligations, shall be absolute and continuous notwithstanding any failure by Agent to provide such notice or communication..

     "Eligible Inventory"
     --------------------
     shall mean the value of the Borrowers' saleable raw materials Inventory, after taking into account all discounts, which Inventory is maintained in the ordinary course of the Borrowers' business which Agent, in its Permitted Discretion, deems Eligible Inventory unless:

          (a) such Inventory is not subject to a valid perfected first priority security interest in favor of the Agent, for the benefit of itself and Lenders, subject to no other lien other than Permitted Liens having a lower priority than the Liens of Agent, for the benefit of itself and Lenders;

          (b) any consent, license, approval or authorization required to be obtained by the Borrowers in connection with the granting of the security interest under the Security Documents or in connection with manufacture or sale of such Inventory has not been or was not duly obtained and is not in full force and effect;

          (c) any covenant, representation or warranty contained in this Agreement or in any other Loan Document with respect to such Inventory has been breached and remains uncured;

          (d) such Inventory is not owned by any Borrower;

          (e) such Inventory does not comply, or was not manufactured in compliance, in all material respects with all applicable requirements of all statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, of any
     Governmental Authority, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments;

          (f) such Inventory does not, or at the time of its purchase from the vendor did not, constitute "inventory" under Article 9 of the UCC as then in effect in the jurisdiction whose law governs perfection of the security interest;

          (g) the Person for whose account such Inventory is being or was produced has commenced a voluntary case under any Debtor Relief Law or has made an assignment for the benefit of creditors, or if a decree or order for relief has been entered by a court having jurisdiction in respect of such Person in an involuntary case under any Debtor Relief Law, or if any other petition or application for relief under any Debtor Relief Law has been filed against such Person, or if such Person has failed, suspended business, ceased to be solvent, called a meeting of its creditors, or has consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs, or Borrowers, in the ordinary course of business, should have known of any of the foregoing;

          (h) the transfer of such Inventory to the Borrowers by vendor, supplier or other Person did not constitute a valid sale and transfer to the Borrowers of all right, title and interest of such Person in the Inventory enforceable against all creditors of and purchasers from such Person;

          (i) (A) any Borrower is not the sole owner of all right, title and interest in and to such Inventory, (B) such Borrower does not have a valid ownership interest therein free and clear of all Liens other than Liens granted under the Loan Documents and Permitted Liens with a lower priority than the Liens of the Agent, for the benefit of itself and Lenders, or (C) any offsets, defenses or counterclaims have been asserted or threatened in writing against such Inventory (but only to the extent of such offset, defense or counterclaim);

          (j) such Inventory is not in good working order or is damaged;

          (k) such Inventory is not located at a location which is covered by a valid Landlord Waiver and Consent;

          (l) such Inventory consists of packing materials, displays, supplies, parts or other components or is returned, rejected, repossessed or discontinued product or Inventory;

          (m) such Inventory is subject to a bona fide dispute or is or has been classified by any Borrower or otherwise as counterfeit or fraudulent;

          (n) such Inventory has been sold (excluding pre-billed inventory), assigned, or otherwise encumbered by any Borrower except pursuant to the Loan Documents;

          (o) such Inventory consists of equipment that such Borrower offers for rental or that is being rented from the Borrowers or equipment borrowed by such Borrower or given to such Borrower to serve as demonstration equipment;

          (p) such Inventory constitutes finished goods, custom Inventory, private-label Inventory, raw materials in process, discontinued products, Inventory subject to drop-shipments, work-in-process, slow-moving, obsolete or unmerchantable Inventory, Inventory allocated to current warranty assignments, Inventory that consists of spare parts or Inventory subject to a quality assurance hold;

          (q) such  Inventory  is held as samples or for sale to employees or as
     promotional  or  marketing   materials  or  for  promotional  or  marketing
     purposes;

          (r) such Inventory is in transit;

          (s) such Inventory is (i) not in such Borrower's possession and control or (ii) outside the continental United States;

          (t)  such  Inventory   consists  of   instruction   manuals  or  other
     publications that are sold in connection with finished goods;

          (u) there is no support or justification satisfactory to Agent in its Permitted Discretion for such Inventory on the general ledger of the Borrowers; or

          (v) such Inventory fails to meet such other specifications and requirements which may from time to time be established by Agent, or such Inventory otherwise is not satisfactory to Agent, as determined in the Permitted Discretion of Agent; provided, however, that any failure of Agent to provide such notice or communication shall not negate the effectiveness or application of any such specifications, requirements or determinations, result in any liability of Agent or otherwise release or excuse any Borrower from its obligations under the Loan Documents and/or complying with such specifications, requirements or determinations and the Borrowers' obligations under the Loan Documents, including, without limitation, its obligations to make principal and interest payments and other mandatory payments of the Obligations, shall be absolute and continuous
     notwithstanding   any   failure  by  Agent  to  provide   such   notice  or
     communication.

     "Eligible Receivables"
     ----------------------
     shall mean each Account arising in the ordinary course of a Borrower's business from the sale of goods or rendering of services which Agent, in its Permitted Discretion, deems an Eligible Receivable unless:

          (a) it is not subject to a valid perfected first priority security interest in favor of Agent, for the benefit of itself and Lenders, subject to no other Lien other than Permitted Liens having a lower priority than the Liens in favor of Agent, for the benefit of itself and Lenders;

          (b) it is not evidenced by an invoice, statement or other documentary evidence satisfactory to Agent; provided, however, that Agent in its sole discretion may from time to time include as Accounts that are not evidenced by an invoice, statement or other documentary evidence satisfactory to Agent as Eligible Receivables and determine the advance rate and reserves applicable to Advances made on any such Accounts;

          (c) it arises out of services rendered or sales to, or out of any other transaction between, among or with, one or more Affiliates of such Borrower and/or one or more Borrowers (i.e., between or among Borrowers);

          (d) it remains unpaid for longer than the earlier of (i) sixty (60) calendar days after the original due date, (ii) one hundred twenty (120) calendar days after the original invoice date and (iii) one hundred twenty
     (120) calendar days after the applicable services were rendered or the applicable goods were sold;

          (e) with respect to all Accounts owed by any particular Account Debtor and/or its Affiliates, if more than 50% of the aggregate balance of all such Accounts owing from such Account Debtor and/or its Affiliates remain unpaid for longer than the earlier of (i) sixty (60) calendar days after the original due date, (ii) one hundred twenty (120) calendar days after the original invoice date, and (iii) one hundred twenty (120) calendar days after the applicable services were rendered or goods were sold;

          (f) with respect to all Accounts owed by any particular Account Debtor and/or its Affiliates, 50% or more of all such Accounts are not deemed Eligible Receivables for any reason hereunder (which percentage may, in Agent's Permitted Discretion, be increased or decreased);

          (g) with respect to all Accounts owed by any particular Account Debtor and/or its Affiliates, if such Accounts exceed twenty percent (20%) (such percentage or any other percentage now or hereafter established for any particular Account Debtor, a "Concentration Limit") of the net collectible dollar value of all Accounts at any one time (but the portion of the Accounts not in excess of the applicable percentages may be deemed Eligible Receivables, in the Agent's Permitted Discretion);

          (h) any covenant, agreement, representation or warranty contained in any Loan Document with respect to such Account has been breached and remains uncured;

          (i) the Account Debtor for such Account has commenced a voluntary case under any Debtor Relief Law or has made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in respect of such Account Debtor in an involuntary case under any Debtor Relief Law, or any other petition or application for relief under any Debtor Relief Law has been filed against such Account Debtor, or such Account Debtor has failed, suspended business, ceased to be solvent, called a meeting of its creditors, or has consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs, or such Borrower, in the ordinary course of business, should have known of any of the foregoing;

          (j) it arises from the sale of property or services rendered to one or more Account Debtors outside the continental United States or that have their principal place of business or chief executive offices outside the continental United States (but foreign receivables may be deemed to be Eligible Receivables if the payment thereof is supported by a letter of credit in form and substance satisfactory to Agent payable to or assigned for payment to Agent and issued by a domestic bank acceptable to Agent);

          (k) it represents the sale of goods, rendering of services to an Account Debtor on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis or is evidenced by Chattel Paper or an Instrument of any kind or has been reduced to judgment;

          (l) the applicable Account Debtor for such Account is any Governmental Authority, unless rights to payment of such Account have been assigned to Agent, for the benefit of itself and Lenders, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 3727, et seq. and 41 U.S.C. Section 15, et seq.), or otherwise, and all applicable statutes or regulations respecting the assignment of government Accounts have been complied with;

          (m) it is subject to any offset, credit (including any resource or other income credit or offset), deduction, defense, discount, chargeback, freight claim, allowance, adjustment, dispute or counterclaim, or is contingent in any respect or for any reason (but only to the extent of such offset, credit, deduction, defense, discount, chargeback, freight claim, allowance, adjustment, dispute or counterclaim or contingency);

          (n) there is any agreement with an Account Debtor for any deduction from such Account, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are reflected in the calculation of the face value of each invoice related thereto, such that only the discounted amount of such Account after giving effect to such discounts and allowances shall be considered an Eligible Receivable;

          (o) any return, rejection or repossession of goods or services related to it has occurred;

          (p) it is not payable to any Borrower;

          (q) such Borrower has agreed to accept or has accepted any non-cash payment for such Account;

          (r) it constitutes a re-billing of an amount previously billed or double billing (i.e., counted twice);

          (s) it constitutes a billing for a sample;

          (t) with respect to any Account arising from the sale of goods, the goods have not been shipped to the Account Debtor or its designee;

          (u) with respect to any Account arising from the performance of services, the services have not been actually performed or the services were undertaken in violation of any law;

          (v) the applicable Account Debtor for such Account is located in the States of New Jersey, Minnesota, or West Virginia (or any other state that requires a creditor to file a business activity report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the Borrower to whom such Account is owing has qualified to do business in New Jersey, Minnesota, West Virginia, or such other states, or has filed a business activities report with the applicable division of taxation, the department of revenue, or with such other state offices, as appropriate, for the then-current year, or is exempt from such filing requirement;

          (w) it is an Account subject to a Debit Memo issued by any Borrower;

          (x) such Accounts do not arise from the actual and bona fide sale and delivery of goods by any Borrower or rendition of services by such Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

          (y) it is an Account subject to a surety bond, guaranty, indemnity or other similar arrangement;

          (z) it is an Account owed by an Account Debtor that is subject to legal process by any Borrower or against which such Borrower has asserted a mechanics' or other similar lien or that is subject to collection by any Borrower; or

          (aa) it fails to meet such other specifications and requirements which may from time to time be established by Agent or is not otherwise satisfactory to Agent, as determined in Agent's Permitted Discretion; provided, however, that any failure of Agent to provide such notice or communication shall not negate the effectiveness or application of any such specifications, requirements or determinations, result in any liability of Agent or otherwise release or excuse any Borrower from its obligations under the Loan Documents and/or complying with such specifications, requirements or determinations and the Borrowers' obligations under the Loan Documents, including, without limitation, its obligations to make principal and interest payments and other mandatory payments of the Obligations, shall be absolute and continuous notwithstanding any failure by Agent to provide such notice or communication..

     "Employment Agreements"
     -----------------------
     shall mean, collectively, (i) that certain Employment Agreement, dated as of November 18, 2001 by and between Dr. Pailla M. Reddy and Bactolac, in form and substance satisfactory to Agent in its Permitted Discretion, as the same may be modified, amended, supplemented, restated and/or replaced from time to time,
(ii) that certain Employment Agreement dated as of March 18, 2003 by and between Gary Long and ANIP, in form and substance satisfactory to Agent in its Permitted Discretion, as the same may be modified, amended, supplemented, restated and/or replaced from time to time, and (iii) that certain Employment Agreement dated as of February 28, 2003 by and between Jeffrey McGonegal and Parent, in form and substance satisfactory to Agent in its Permitted Discretion, as the same may be modified, amended, supplemented, restated and/or replaced from time to time.

     "Environmental Laws"
     --------------------
     shall mean, collectively and each individually, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, any other "Superfund" or "Superlien" law and all other federal, state and local and foreign environmental, land use, zoning, health, chemical use, safety and sanitation laws, statutes, ordinances and codes relating to the protection of the environment and/or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of Hazardous Substances, in each case, as amended, and the legally-binding rules, regulations, policies, guidelines, interpretations, decisions, orders and directives of Governmental Authorities with respect thereto.

     "Equipment"
     -----------
     shall mean all "equipment" (as defined in the UCC) of Borrowers (or, if referring to another Person, of such other Person), now owned or hereafter acquired, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     "Equipment Acquisition Term Lenders"
     ------------------------------------
     shall mean the financial institutions from time to time named on Schedule A under the heading "Equipment Acquisition Term Lenders", their respective successors and permitted assigns (but not, expect as expressly set forth herein, any Participant that is not otherwise as party to this Agreement).

     "Equipment Acquisition Term Loan"
     ---------------------------------
     shall mean the Equipment Acquisition Term Loan made by the Equipment Acquisition Term Lenders to Borrowers in the aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000) and all Obligations related thereto.

     "Equipment Acquisition Term Note"
     ---------------------------------
     shall mean, individually and collectively, one or more Equipment Acquisition Loan Term Notes and any additional promissory notes payable to the order of each Equipment Acquisition Term Lender executed by Borrower evidencing the Equipment Acquisition Term Loan, as the same may be amended, modified, split, dividend, supplemented and/or restated from time to time.

     "Equipment Percentage"
     ----------------------
     shall have the meaning given such term in Section 2.9(b).

     "ERISA"
     -------
     shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

     "Event of Default"
     ------------------
     shall mean the occurrence of any event set forth in Article VIII.

     "Excess Availability"
     ---------------------
     shall mean, as determined by Agent in its Permitted Discretion, (i) the lesser of (a) the Facility Cap and (b) Availability, minus (ii) the outstanding balance of all Advances minus (iii) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of the Borrowers which are outstanding more than sixty (60) days past due as of such time (other than trade payables or other obligations being contested or disputed by the Borrowers in good faith), minus (i) without duplication, the amount of checks issued by the Borrowers to pay trade payables and other obligations which are more than sixty
(60) days past due as of such time (other than trade payables or other obligations being contested or disputed by the Borrowers in good faith), but not yet sent and the book overdraft of the Borrowers.

     "Facility Cap"
     --------------
     shall have the meaning given such term in the recitals of this Agreement, subject to adjustment as provided in Section 9.1(a) hereof.

     "Fair Valuation"
     ----------------
     shall mean the determination of the value of the consolidated assets of a Person on the basis of the amount which may be realized by a willing seller within a reasonable time through collection or sale of such assets at market value on a going concern basis to an interested buyer who is willing to purchase under ordinary selling conditions in an arm's length transaction.

     "FDA"
     -----
     shall mean the United States Food and Drug Administration and any successor Governmental Authority.

     "GAAP"
     ------
     shall mean generally accepted accounting principles in the United States of America in effect from time to time as applied by nationally recognized accounting firms.

     "Governmental Authority"
     ------------------------
     shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative or judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

     "Government Account"
     --------------------
     shall be defined to mean all Accounts arising out of or with respect to any Government Contract.

     "Government Contracts"
     ----------------------
     shall mean all contracts with the United States government or any other Governmental Authority or any agency of any of the foregoing, and all amendments, modifications and supplements thereto.

     "Guarantor"
     -----------
     shall mean, collectively and each individually, all guarantors of the Obligations or any part thereof, including, without limitation, all Persons who execute a Guaranty.

     "Guaranty"
     ----------
     shall mean, collectively and each individually, all guarantees executed by any Guarantors, if any, including, without limitation, any guarantees set forth in any Pledge Agreement executed by any Person relating to the securities of Borrowers or any of their respective Subsidiaries.

     "Hazardous Substances"
     ----------------------
     shall mean, without limitation, any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials as defined in or subject to any applicable Environmental Law.

     "Indebtedness"
     --------------
     of any Person shall mean, without duplication, (a) all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with GAAP would constitute Indebtedness, (b) all indebtedness secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, (c) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock, equity or other ownership interest purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable.

     "Initial Advance"
     -----------------
     shall have the meaning assigned to it in Section 4.1 hereof.

     "Initial Draw"
     --------------
     shall have the meaning assigned to it in Section 4.1 hereof.

     "Insured Event"
     ---------------
     shall have the meaning assigned to it in Section 13.4 hereof.

     "Intellectual Property"
     -----------------------
     shall mean all present and future: trade secrets, know-how and other proprietary information; Trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; Copyrights (including Copyrights for computer programs) and all tangible and intangible property embodying the Copyrights, unpatented inventions (whether or not patentable); Patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

     "Intellectual Property Security Agreement"
     ------------------------------------------
     shall mean that certain Acknowledgment of Intellectual Property Collateral Lien executed by Borrowers and/or Guarantors, if any, in favor of Agent, for the benefit of itself and Lenders, as such may be modified, amended or supplemented from time to time.

     "Inventory"
     -----------
     shall mean all "inventory" (as defined in the UCC) of Borrowers (or, if referring to another Person, of such other Person), now owned or hereafter acquired, and all documents of title or other documents representing any of the foregoing, and all collateral security and guaranties of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     "Inventory Borrowing Base"
     --------------------------
     shall mean, as of any date of determination, the net collectible value of Eligible Inventory, as determined with reference to the most recent Borrowing Certificate and otherwise in accordance with this Agreement; provided, however, that, if as of such date of determination, the most recent Borrowing Certificate is as of a date that is (x) more than four (4) Business Days before the next Borrowing Certificate is due in accordance hereof or (y) more than four (4) Business Days after the most recent Borrowing Certificate, then the Inventory Borrowing Base shall be determined by Agent in its Permitted Discretion.

     "Inventory Percentage"
     ----------------------
     shall mean, from time to time, fifty percent (50%) or such other percentage as the Agent shall determine, in its sole and absolute discretion, in accordance with this Agreement.

     "Joinder Agreement"
     -------------------
     shall mean an agreement in form and substance acceptable to Agent in its Permitted Discretion, the material terms of which shall provide that a Person shall become a party to and become bound by the terms of this Agreement and/or the other Loan Documents in the same capacity and to the same extent as a Borrower.

     "Landlord Waiver and Consent"
     -----------------------------
     shall mean a waiver/consent in form and substance satisfactory to Agent in its Permitted Discretion from the owner/lessor of any premises not owned by a Borrower at which any of the Collateral is now or hereafter located for the purpose of providing Agent access to such Collateral, in each case as such may be modified, amended or supplemented from time to time.

     "Lender Addition Agreement"
     ---------------------------
     shall mean an agreement among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans and other interests under this Agreement and the other Loan Documents, in form and substance acceptable to Agent in its Permitted Discretion, it being agreed and understood that the consent or approval of Borrowers shall not be required in connection with any Lender Addition Agreement but may be obtained and shall be given by Borrowers upon request of Agent.

     "Lenders"
     ---------
     shall mean the financial institutions, from time to time named on Schedule A under the headings "Revolving Lenders" and "Term Lenders", their respective successors and permitted assigns (but not, except as expressly set forth herein, any Participant that is not otherwise a party to this Agreement).

     "Lien"
     ------
     shall mean any mortgage, pledge, security interest, encumbrance, transfer or other restriction, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof), or any other arrangement pursuant to which title to the property is retained by or vested in some other Person for security purposes.

     "Life Insurance Policy"
     -----------------------
     shall mean a current, valid and fully paid key man life insurance policy insuring the life of Dr. Pailla M. Reddy (or, in the case Dr. Pailla M. Reddy is no longer the chief executive officer of Bactolac, his successor as chief executive officer) in the amount of $7,000,000 which, until indefeasible payment in full in cash of the Obligations and termination of the Loan Documents, (i) names Agent, for the benefit of itself and the benefit of Lenders, as the sole beneficiary, (ii) no other Person has any rights thereto, (iii) is issued by a carrier and otherwise is in form and substance acceptable to Agent in its Permitted Discretion, and (iv) expressly provides that it cannot be altered, amended or modified in any material respect (including, without limitation, with respect to amounts of coverage, beneficiaries and/or loss payees and additional insureds) or canceled without thirty (30) Business Days prior written notice to Agent and that it inures to the benefit of Agent, for the benefit of itself and the benefit of Lenders, notwithstanding any action or omission or negligence of or by any Borrower or Guarantor or any insured thereunder. All amounts paid on such policy in excess of the amount necessary to indefeasibly pay all the Obligations in full shall be paid over to the Borrowers under the terms of the policy.

     "Loan" or "Loans"
     -----------------
     shall mean, individually and collectively, the Equipment Acquisition Term Loan and all Draws thereunder, the Term Loan and the Revolving Facility and all Advances thereunder.

     "Loan Documents"
     ----------------
     shall mean, collectively and each individually, this Agreement, the Notes, the Security Documents, the Collateral Assignment of Life Insurance Policy, the Landlord Waiver and Consents, the Borrowing Certificates and all other agreements, documents, instruments and certificates heretofore or hereafter executed or delivered to Agent or Lenders in connection with any of the foregoing or the Loans, as the same may be amended, modified or supplemented from time to time.

     "Lockbox Agreement"
     -------------------
     shall have the meaning assigned to it in Section 2.5 hereof.

     "Lockbox Bank"
     --------------
     shall have the meaning assigned to it in Section 2.5 hereof.

     "Material Adverse Effect" or "Material Adverse Change"
     ------------------------------------------------------
     shall mean any event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s) which (i) has, had or could reasonably be expected to have any material adverse effect upon or change in the validity or enforceability of any Loan Document, (ii) has been or could reasonably be expected to be material and adverse to the value of any of the Collateral or to the business, operations, prospects, properties, assets, liabilities or condition of Borrowers taken as a whole, or (iii) has materially impaired or could reasonably be expected to materially impair the ability of Borrowers or Guarantors to perform the Obligations or to consummate the transactions under the Loan Documents executed by such Persons.

     "Maturity Date"
     ---------------
     shall mean the earlier of (i) the occurrence of an Event of Default if amounts outstanding under the Loan Documents and other Obligations shall be due and payable in connection therewith or as a result thereof as required by this Agreement, (ii) Agent's demand upon an Event of Default of payment of amounts outstanding under the Loan Documents and other Obligations, and (iii) the last day of the Term.

     "Maximum Equipment Acquisition Term Loan Amount"
     ------------------------------------------------
     shall have the meaning assigned to it in the Recitals.

     "NFLI"
     ------
     shall mean Nutrition for Life International, Inc., a Texas corporation and its successors and assigns.

     "Note"
     ------
     shall mean, collectively and each individually, the Revolving Notes and the Term Notes, as the same may be amended, modified, divided, supplemented and/or restated from time to time.

     "Obligations"
     -------------
     shall mean, without double counting, all present and future obligations, Indebtedness and liabilities of Borrowers and/or Guarantors to Agent and/or Lenders at any time and from time to time of every kind, nature and description, direct or indirect, secured or unsecured, joint and several, absolute or contingent,  due or to  become  due,  matured  or  unmatured,  now  existing  or hereafter arising, contractual or tortious, liquidated or unliquidated, including, without limitation, all of the foregoing under any of the Loan Documents or otherwise relating to Notes and/or Loans, including, without limitation, interest, all applicable fees, charges and expenses and/or all amounts paid or advanced by Agent or Lenders on behalf of or for the benefit of any Borrower and/or any Guarantor for any reason at any time, including in each case obligations of performance as well as obligations of payment and interest that accrue after the commencement of any proceeding under any Debtor Relief Law by or against any such Person.

     "Participant"
     -------------
     shall have the meaning assigned to it in Section 13.2(b) hereof.

     "Patents"
     ---------
     shall mean all of Borrowers' now existing or hereafter acquired right, title and interest in and to: (i) all patents, patent applications, inventions, invention disclosures and improvements, and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, and all research and development relating to the foregoing; and
(ii) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

     "Payment Office"
     ----------------
     shall mean initially the address set forth beneath the Agent's name on the signature page of this Agreement, and thereafter, such other office of Agent, if any, which it may designate by notice to Borrowers to be the Payment Office.

     "Permit"
     --------
     shall mean collectively all licenses, leases, powers, permits, franchises, certificates, authorizations, guidelines, standards, and approvals whether issued by a Governmental Authority, ISO, or otherwise.

     "Permitted Discretion"
     ----------------------
     shall mean a determination or judgment made in good faith in the exercise of reasonable (from the perspective of a secured lender) credit or business judgment.

     "Permitted Indebtedness"
     ------------------------
     shall mean Indebtedness of Borrowers permitted under Section 7.2.

     "Permitted Liens"
     -----------------
     shall mean Liens of Borrowers permitted under Section 7.3.

     "Permitted Options"
     -------------------
     shall mean options to acquire Permitted Securities of Parent in an amount not to exceed twenty-five percent (25%) of the fully diluted Common Stock as of the Closing Date issued to employees, non-employee directors, consultants and other advisors pursuant to the terms of the related employment or other compensation-related agreements and/or incentive stock plans adopted and approved by the Board of Directors or Managers/Advisors of such Borrower.

     "Permitted Securities"
     ----------------------
     shall mean any shares, units or interests of equity securities or ownership interests of Parent sold, issued, or otherwise transferred by Parent, including, without limitation, with or as part of a Public Offering by Parent that by their terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event or otherwise (A) are not convertible or exchangeable for Indebtedness or any securities that are not

Permitted Securities, (B) (i) do not mature and (ii) are not putable or redeemable at the option of the holder thereof, in each case under clause (i) or
(ii) in whole or in part on or prior to the date six (6) months after the earlier of the end of the Term or the actual payment in full in cash of the Obligations, (C) do not have payments of dividends on or prior to the date six
(6) months after the earlier of the end of the Term or the actual payment in full of the Obligations, (D) are unsecured and by operation of law or by legally binding agreement are subordinated in right of repayment, liens, security and remedies to all of the Obligations and to all of Agent's and Lenders' rights, Liens and remedies, and/or (E) do not have any veto or supermajority voting rights or approval rights with respect to any issues.

     "Person"
     --------
     shall mean an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a Governmental Authority or any other entity of whatever nature.

     "Pledge Agreement"
     ------------------
     shall mean, collectively and individually, if applicable, all pledge agreements executed by and between Agent and any Borrower and/or any Guarantors, in each case as such may be modified, amended or supplemented from time to time.

     "Prime Rate"
     ------------
     shall mean a fluctuating interest rate per annum equal at all times to the rate of interest announced publicly from time to time by Citibank, N.A. as its base rate; provided, that such rate is not necessarily the best rate offered to its customers, and, should Agent be unable to determine such rate, such other indication of the prevailing prime rate of interest as may reasonably be chosen by Agent; provided, further, that each change in the fluctuating interest rate shall take effect simultaneously with the corresponding change in the Prime Rate.

     "Priority Permitted Liens"
     --------------------------
     shall mean Permitted Liens contemplated by and permitted pursuant to Sections 7.3(b), (c)(ii), (d), (e) and/or, to the extent identified on Schedule
7.3 as Priority Permitted Liens, (g).

     "Pro Rata Share"
     ----------------
     shall mean (a) with respect to matters relating to a particular Commitment of a Revolving Lender, the percentage obtained by dividing (i) such Commitment of that Revolving Lender by (ii) all such Commitments of all Revolving Lenders; provided, however, that if any Commitment of a Revolving Lender is terminated pursuant to the terms hereof, then "Pro Rata Share" means the percentage obtained by dividing (x) the aggregate amount of such Revolving Lender's outstanding Loans related to such Commitment by (y) the aggregate amount of all outstanding Loans related to such Commitment, (b) with respect to matters relating to a particular Term Loan of a Term Lender, the percentage obtained by dividing (i) the aggregate amount of the portion of the outstanding Term Loan made by such Lender by (ii) the aggregate amount of the outstanding Term Loan,
(c) with respect to matters relating to a particular Equipment Acquisition Term Loan of a Equipment Acquisition Term Lender, the percentage obtained by dividing
(i) the aggregate amount of the portion of the outstanding Equipment Acquisition Term Loan made by such Lender by (ii) the aggregate amount of the outstanding Equipment Acquisition Term Loan, and (d) with respect to all other matters, the percentage obtained by dividing (i) the aggregate amount of a Lender's Loans outstanding and such Lender's Commitment by (ii) the aggregate amount of all Lenders' Loans outstanding and all Lenders' Commitments; in any case as such percentage may be adjusted by assignments permitted pursuant to Section 12.2.

     "Public Offering"
     -----------------
     shall mean any offer or sale of securities pursuant to any registration statement filed and effective with the Securities and Exchange Commission or any other Governmental Authority.

     "Qualified Lender"
     ------------------
     shall mean (i) an Affiliate of any Lender and (ii) a bank, savings and loan association, savings bank, commercial finance company, insurance company or other entity in the business of making commercial loans organized under the laws of the United States of America or any State thereof, or a commercial bank organized under the laws of any country which is a member of the OECD, or a political subdivision of any such country or a fund that invests in loans of the type or similar to the loans made hereby or any entity that is an "Accredited Investor" within the rules and regulations of the Securities and Exchange Commission.

     "Receipt"
     ---------
     shall have the meaning given such term in Section 13.5.

     "Receivables Borrowing Base"
     ----------------------------
     shall mean, as of any date of determination, the net collectible value of Eligible Receivables, as determined with reference to the most recent Borrowing Certificate and otherwise in accordance with this Agreement; provided, however, that, if as of such date of determination, the most recent Borrowing Certificate is as of a date that is (x) more than four (4) Business Days before the next Borrowing Certificate is due in accordance hereof or (y) more than four (4) Business Days after the most recent Borrowing Certificate, then the Receivables Borrowing Base shall be determined by Agent in its Permitted Discretion.

     "Receivables Percentage"
     ------------------------
     shall mean, from time to time, eighty-five percent (85%) or such other percentage as the Agent shall determine in its sole and absolute discretion, in accordance with this Agreement.

     "Requisite Lenders"
     -------------------
     shall mean (a) with respect to matters relating to Revolving Lenders, Revolving Lenders holding or being responsible for 51% or more of the sum of all outstanding Revolving Loans and all unutilized Commitments to make Advances, (b) with respect to matters relating to Term Lenders, Term Lenders holding or being responsible for 51% or more of the sum of the outstanding Term Loan, (c) with respect to matters relating to Equipment Acquisition Term Lenders, Equipment Acquisition Term Lenders holding or being responsible for 51% of more of the sum of the outstanding Equipment Acquisition Term Loan, and (d) with respect to all other matters, Lenders holding or being responsible for 51% or more of all outstanding Loans and unutilized Commitments.

     "Revolving Facility"
     --------------------
     shall have the meaning given such term in the recitals of this Agreement.

     "Revolving Lenders"
     -------------------
     shall mean the financial institutions from time to time named on Schedule A under the heading "Revolving Lenders", their respective successors and permitted assigns (but not, except as expressly set forth herein, any Participant that is not otherwise a party to this Agreement).

     "Revolving Loans"
     -----------------
     shall mean, collectively, the Advances made by Revolving Lenders to Borrowers in the maximum aggregate principal amount equal to the Facility Cap, and all Obligations related thereto.

     "Revolving Note(s)"
     -------------------
     shall mean, individually and collectively, one or more Revolving Notes and any additional promissory note(s) payable to the order of each Revolving Lender executed by Borrowers evidencing the Revolving Facility and Advances thereunder, as the same may be amended, modified, divided, split, supplemented and/or restated from time to time.

     "Securities Act"
     ----------------
     shall mean the Securities Act of 1933, as amended.

     "Security Documents"
     --------------------
     shall  mean this  Agreement,  the  Notes,  Intellectual  Property  Security
Agreement, Guarantees, Pledge Agreements, the Collateral Assignment of Life Insurance Policy, Lockbox Agreements, UCC financing statements, , agreements related to Accounts, and all other documents or instruments necessary to create or perfect the Liens in the Collateral, as such may be modified, amended or supplemented from time to time.

     "Solvency Certificate"
     ----------------------
     shall have the meaning assigned to it in Section 4.1(f) hereof.

     "Subsidiary"
     ------------
     shall mean, (i) as to any Borrower, any Person in which more than 50% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by such Borrower or one or more of its Subsidiaries, and
(ii) as to any other Person, any Person in which more than 50% of all equity, membership, partnership or other ownership interests is owned directly or indirectly by such Person or by one or more of such Person's Subsidiaries.

     "Term"
     ------
     shall mean the period commencing on the Closing Date and ending on March 21, 2006.

     "Termination"
     -------------
     shall have the meaning assigned to it in Section 3.4 hereof.

     "Termination Fee"
     -----------------
     shall mean an amount equal to (i) three percent (3%) of $5,500,000 if the event giving rise to the payment of the Termination Fee occurs during the period from Closing Date through the first anniversary of the Closing Date and (ii) two percent (2%) of $5,500,000 if the event giving rise to the payment of the Termination Fee occurs during the period from the first anniversary of the Closing Date up to the second anniversary of the Closing Date; provided, however, that if the Termination Fee is payable as a result of an Event of Default, not waived by Agent and Lenders, arising out of the sale of substantially all of the assets or equity securities of ANIP, the amount upon which the Termination Fee shall be calculated shall be $4,000,000 instead of $5,500,000.

     "Term Lenders"
     --------------
     shall mean the financial institutions from time to time named on Schedule A under the heading "Term Lenders", their respective successors and permitted assigns (but not, except as expressly set forth herein, any Participant that is not otherwise a party to this Agreement).

     "Term Loan"
     -----------
     shall mean the Term Loan made by Term Lenders to Borrowers in the aggregate principal amount of One Million Dollars ($1,000,000), and all Obligations related thereto.

     "Term Note(s)"
     --------------
     shall mean, individually and collectively, one or more Term Notes and any additional promissory note(s) payable to the order of each Term Lender executed by Borrowers evidencing the Term Loan, as the same may be amended, modified, split, divided, supplemented and/or restated from time to time.

     "Trademarks"
     ------------
     shall mean all of Borrowers' now existing or hereafter acquired right, title, and interest in and to: (i) all of Borrowers' trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, and all research and development relating to the foregoing; (ii) all renewals thereof; and (iii) all designs and general intangibles of a like nature.

     "UCC"
     -----
     shall mean the Uniform Commercial Code as in effect in the State of Maryland from time to time.

     "UFCA"
     ------
     shall have the meaning assigned to it in Section 3.7(c) hereof.

     "UFTA"
     ------
     shall have the meaning assigned to it in Section 3.7(c) hereof.

     "Unused Line Fee"
     -----------------
     shall have the meaning assigned to it in Section 3.2 hereof.

                                   SCHEDULE A
                               Lenders/Commitments
                               -------------------

Revolving Lenders                                           Revolving Commitment
--------------------------------------------------------------------------------

CapitalSource Finance LLC                                         $4,000,000
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention:  Corporate Finance Group, Portfolio Manager
Telephone:  (301) 841-2700
FAX:  (301) 841-2360
E-Mail: rdailey@capitalsource.com


Wire Instructions:

Bank:             Bank of America, Baltimore, MD
Account:          003930559738
ABA:              052001633
Account Name:     CapitalSource Funding LLC
Reference:        Advanced Nutraceuticals, Inc.

--------------------------------------------------------------------------------
Total:                                                            $4,000,000
================================================================================

Term Lenders                                                Term Loan Commitment

CapitalSource Finance LLC                                         $1,000,000
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention:  Corporate Finance Group, Portfolio Manager
Telephone:  (301) 841-2700
FAX:  (301) 841-2360
E-Mail:  rdailey@capitalsource.com

Wire Instructions:

Bank:                      Bank of America, Baltimore, MD
Account:                   003930559738
ABA:                       052001633
Account Name:              CapitalSource Funding LLC
Reference:                 Advanced Nutraceuticals, Inc.

--------------------------------------------------------------------------------
Total:                                                            $1,000,000
================================================================================

Equipment Acquisition                                Equipment Acquisition Term
Term Lenders                                         Loan Commitment
--------------------------------------------------------------------------------

CapitalSource Finance LLC                                           $500,000
4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
Attention:  Corporate Finance Group, Portfolio Manager
Telephone:  (301) 841-2700
FAX:  (301) 841-2360
E-Mail:  rdailey@capitalsource.com

Wire Instructions:

Bank:                      Bank of America, Baltimore, MD
Account:                   003930559738
ABA:                       052001633
Account Name:              CapitalSource Funding LLC
Reference:                 Advanced Nutraceuticals, Inc.

--------------------------------------------------------------------------------
Total:                                                                  $500,000
================================================================================